UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-07739

                                          Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                    Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Owen T. Meacham

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2016

Item 1. Reports to Stockholders.

HARDING, LOEVNER FUNDS, INC.

Semi-Annual Commentary

April 30, 2016

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

¢ HARDING LOEVNER FUNDS

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers six distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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¢ TABLE OF CONTENTS

4 | Letter to Our Shareholders

6 | Global Equity Portfolio

10 | International Equity Portfolio

14 | International Equity Research Portfolio

18 | International Small Companies Portfolio

22 | Emerging Markets

26 | Frontier Emerging Markets Portfolio

¢ CONTACT
Harding, Loevner Funds, Inc.
c/o Northern Trust
Attn: Funds Center C5S
801 South Canal Street
Chicago, IL 60607
Phone: (877) 435-8105
Fax: (312) 267-3657	Must be preceded or accompanied by a current Prospectus.
www.hardingloevnerfunds.com	Quasar Distributors, LLC, Distributor

DAVID LOEVNER, CFA, CIC	SIMON HALLETT, CFA
CHAIRMAN OF HARDING,	CIO OF THE ADVISER
LOEVNER FUNDS, INC. AND
CEO OF THE ADVISER

We write to you often about our emphasis—in our research and in the portfolios that we manage for you—on high-quality companies that we believe can sustainably grow their earnings over the long term. In the last few years, the broader investment community has shown increasing enthusiasm for the sorts of quality-growth companies that we have always favored. In this letter, we examine some of the causes and consequences of this popularity. We also discuss why we think (unsurprisingly!) that our investment approach, employing forward-looking human judgment within a well-defined set of rules, is particularly relevant in the context of today’s market.

Since shortly after the global financial crisis, companies have faced a world where it has been hard for them to grow their earnings. Sluggish growth in overall demand and downward pressure on the prices of most goods and services have made it exceedingly difficult to expand revenues. Meanwhile, profit margins for many companies have hovered at near-record highs and thus have been unlikely to rise much further. Given this environment, our belief has been that the combination of business quality as we define it—centered on financial strength, cash generation, and sustainable margins—and the ability to achieve steady earnings growth was rare and therefore worth a high valuation premium.

This belief has been borne out by the post-crisis trend in global stock prices. Investors’ lack of confidence that the pace of global economic growth will return to pre-crisis levels anytime soon has helped bifurcate the global market, with shares of the highest-quality businesses, i.e., those that can reliably deliver above-average growth, clearly being favored over those of lower-quality businesses.

Rising relative share prices for high quality can also be partly explained by recent financial innovation. That companies with the quality characteristics we demand can offer higher long-term returns than the market comes as no surprise to us, of course, nor, we hope, to investors in the portfolios we manage. But these characteristics have been identified and increasingly widely recognized as distinct correlates of excess return. There is now a body of academic literature asserting that quality is, in the language of portfolio theory, a hitherto unacknowledged “factor” that investors should incorporate in their portfolios alongside such standbys as price volatility, market capitalization, value, and momentum.

The investment industry, which finds no bandwagon it won’t jump on, has developed and marketed specific products to enable investors to access this “new” quality factor conveniently. Typically, these products fall under the heading of smart beta, whereby semi-passive indices and portfolios are constructed using a set of rules developed through backtesting to see which observable factors were associated with superior results historically. The premise of smart beta is that following such rules will continue to produce in the future similar outperformance as in the past. But, following a period of good returns to high quality, the ensuing rush of semi-passive money along with the inevitable rush by active managers into the high-quality segment has pushed up the price of quality further, meaning that the expected return premium from quality that formerly existed has now been much reduced.

We think rules and structure are essential

tools, but it is in combination with human

judgment that they give us the best chance of

reaching our investment goals.

Mechanically buying high-quality companies heedless of price or other considerations is therefore increasingly perilous, if one believes that stock prices must eventually, at some point, reflect the present value of their cash flows. That is to say, price matters, and so do the prospective profit and dividend growth that a given business presents through the windshield rather than in the rearview mirror. Our fundamentally-rooted investment process has us pay careful attention to a company’s future growth potential and to the fair price of its shares in light of these growth prospects—two facets not so easily discerned from backward-looking financial data—which aids us in triangulating on good, sound, long-term investment candidates. Given the multi-year outperformance of high-quality stocks, we recognize a need to be especially sensitive to the price the market asks us to pay for the supreme of quality and growth, and to accept a more balanced exposure to companies with greater economic risk in their businesses—alongside those whose growth prospects can exceed embedded market expectations—in order to increase our chances of achieving the returns we seek for you.

Forward-looking, multi-faceted analysis differentiates our process from a formulaic approach to investing in quality. On the one hand, we are disciplined in our pursuit of companies that meet our criteria and abide by the rules of a highly structured investment process that uses objective measures of quality. On the other hand, we conduct comprehensive qualitative analysis based on in-depth research to consider those quality criteria in the context of the price the market demands we pay for them. We do not invest according to a formula that looks backward for high returns and seeks to replicate them by investing in the same securities that generated them in the past. We think rules and structure are essential tools, but it is in combination with human judgment that they give us the best chance of reaching our investment goals.

In December 2015, we launched the International Equity Research (IER) Portfolio, our first addition to the Harding Loevner Funds family since 2008. The IER Portfolio, like all our established Portfolios, invests exclusively in what we deem high-quality, growing companies. However, the IER Portfolio’s approach is distinctive in that it holds more stocks: essentially all eligible non-US stocks recommended by our firm’s analysts. The portfolio managers, Andrew West, CFA and Moon Surana, CFA, adjust the sizes of holdings to best diversification effect to exploit the potential to reduce portfolio-level risk. We invite you to learn more about the strategy by reading the inaugural IER Portfolio commentary that follows, along with those for our other Portfolios.

Thank you for your support and your trust.

Sincerely,

David R. Loevner, CFA, CIC	Simon Hallett, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios.

Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT TEAM

PETER BAUGHAN, CFA	CHRISTOPHER MACK, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
FERRILL ROLL, CFA	RICHARD SCHMIDT, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
ALEXANDER WALSH, CFA
PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The Global Equity Portfolio – Institutional Class declined 0.74% and the Advisor Class declined 0.91% (net of fees and expenses) in the six-month period ended April 30, 2016. The Portfolio’s benchmark, the MSCI All Country World Index, fell 0.94% (net of source taxes).

¢ MARKET REVIEW

Markets drifted lower in the last two months of 2015, but then greeted 2016 by declining sharply through January, and then staged a similarly sharp recovery through April. After this bout of volatility, the MSCI All Country World Index ended up with just a small net decline in the six months ended April 30, 2016.

Before the January swoon in markets, economic data in most of the developed world suggested continued modest growth, despite continued weakness in the price of energy and basic commodities. Steady employment growth in the US put the Federal Reserve back on track for its first interest rate hike in eight years, which it eventually delivered in December. A growing glut of energy product, piling up in inventories from Cushing, Texas pipeline depots to Iranian oil tankers awaiting the lifting of sanctions, kept downward pressure on oil and gas prices. Industrial metals also experienced collapsing prices, but these were from slumping demand as much as increased supply, with declines in heavy industrial activity in China continuing, even as monetary easing measures kept a floor under real estate and stock prices there.

High-yield bond prices fell sharply, reflecting primarily the worsening credit quality of energy and resource companies, but more broadly reflecting anxiety about troubled developing economies and an economic expansion in the US that was already mature in comparison to post-war cycles. The US dollar rose against nearly all currencies, exacerbating the debt burden of non-US borrowers.

FUND FACTS at April 30, 2016
TOTAL NET ASSETS		$830.2M
SALES CHARGE		NONE
NUMBER OF HOLDINGS		72
TURNOVER (5 YR. AVG.)		31%
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	ADVISOR CLASS
TICKER	HLMVX	HLMGX
CUSIP	412295602	412295206
INCEPTION DATE	11/3/2009	12/1/1996
MINIMUM INVESTMENT[1]	$100,000	$5,000
EXPENSE RATIO	0.92%	1.18%

1Lower minimums available through certain brokerage firms.

On the first day of 2016, data suggesting a slowing economy in China caused such extreme trading that a circuit breaker was tripped, halting trading on the Shanghai stock exchange, and triggering a decline in equity markets across the world. Anemic growth data around the world, not only in China, continued to weigh on commodity prices. These concerns peaked in February, after which stock and commodity prices experienced a sharp recovery.

Monetary authorities reacted to poor growth and inflation data in the new year. The Bank of Japan reapplied aggressive stimulus measures in late January, including a move to negative interest rates. The European Central Bank followed, deepening its move into negative interest rate territory, joining other Scandinavian countries, and broadening its bond purchasing program to include corporate bonds.

The US Federal Reserve, after raising expectations that it would follow the December interest rate hike with several similar moves in 2016, signaled a slower pace for hikes, with the result that the US dollar declined after February against most major currencies, including both the yen and the euro, despite the interest penalty to hold the latter.

Politics injected uncertainty into a number of markets in early 2016. Despite the weak economic activity in Brazil, the real saw a sharp recovery against the US dollar, primarily but unintuitively anticipating the potential defenestration of unpopular President Dilma Rousseff, as well as the sharp rebound in commodity prices since February, which could help a large part of the country’s export sector. South Africa’s president, Jacob Zuma, faced corruption inquiries, which did hamper the recovery in stocks and the rand, in contrast to Brazil. The election cycle in the US also weighed on Health Care stocks, as the focus of several presidential candidates on health care costs in the US has led to more scrutiny of companies that manufacture and sell high-cost drugs. In Britain, the “Brexit” debate caused weakness in the pound sterling, an

  PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2016						for periods ending April 30, 2016

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
GLOBAL EQUITY PORTFOLIO - INSTITUTIONAL CLASS	-1.62	7.19	6.45	–	8.48	–	-2.13	7.19	5.79	–	8.61	–
MSCI ALL COUNTRY WORLD INDEX	-4.34	5.55	5.23	4.08	7.72	–	-5.66	5.07	4.69	3.89	7.86	–
GLOBAL EQUITY PORTFOLIO - ADVISOR CLASS	-1.89	6.90	6.18	5.62	–	6.30	-2.39	6.90	5.49	5.52	–	6.35

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 11/3/09. Inception of the Advisor Class, 12/1/96. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

exception to broad currency gains against the US dollar, as Prime Minister David Cameron set a June 23 date for a referendum on whether the UK should remain a member of the European Union.

Among regions, Canada rose the most despite declines in 2015, in line with other resource-oriented markets. Pacific ex-Japan also rose, especially New Zealand and Australia. Flat returns in emerging markets (EMs) masked sharp declines in Greece, China, Poland, and India. In contrast, Indonesia and Russia saw sharp recoveries alongside improving oil and metals prices, and concurrently strengthening currencies. Brazil, another resource-rich market, rose even more dramatically with the impeachment boost to sentiment. The US appeared to hit a plateau, after rising significantly until March, in spite of the change to a tighter monetary policy by the Fed, led by resurgent merger activity and early strength in Information Technology (IT) and Health Care sectors. Europe (both within and outside of the eurozone) saw the largest declines of the major regions, followed by Japan.

Viewed by sector, non-cyclical sectors (Utilities, Consumer Staples, and Telecom Services) performed well, with the notable exception of Health Care. Cyclical sectors (Materials, Energy, and Industrials) were also strong. Materials and Energy both demonstrated U-shaped recovery over the six months, declining to late-January and then rising through April. Stocks of Health Care companies followed an opposite pattern, rising through February only to decline in the remainder of the period. Industrials showed steady progress throughout. IT began November at a high point, where it mostly remained until the beginning of April, ultimately declining the most excepting Financials, which was the weakest sector due to profitability worries as negative interest rates (and potentially deflation) spread into more economies.

¢ PERFORMANCE ATTRIBUTION

The Portfolio enjoyed good stocks within IT, thanks to Yandex and Keyence, followed by Health Care, led by M3 and Lonza Group. Meanwhile, the Portfolio’s light holdings in the strongly performing, non-cyclical Consumer Staples sector, along with poor stock selection in Materials and Telecom Services, detracted from relative returns.

Viewed geographically, excellent stock selection in Japan, led by online medical information platform M3 and power-tool manufacturer Makita, was offset slightly by lagging stocks in the US, a much larger market where our Financials holdings such as SVB Financial Group and Lazard were poor performers, as was Nike. Performance was also hurt by owning nothing in Canada, which rallied sharply in line with the rise in commodity and energy prices.

¢ PERSPECTIVE AND OUTLOOK

This highly volatile period provided ample data to support almost any market perspective. In other words, we lament, as always: forecasting anything is difficult, especially the future! As a matter of both philosophy and practice, we maintain a high degree of skepticism about our own ability to make good macroeconomic forecasts. Instead, Harding Loevner’s investment approach demands that we focus on identifying high-quality companies that we believe can grow their earnings sustainably for long periods. It also demands that, once we have identified those companies, we value their stocks and buy them when we think they may be priced to generate above-market returns.

In this endeavor, though, the work has become more difficult: the market embrace of high-quality businesses over the extended run of rising stock markets since the global financial crisis means that we are finding many of the stocks of companies we admire and want to own are becoming stretched in price, relative to what we can justify in our assumptions. The following chart shows the divergence of Harding Loevner’s composite valuation measure for the highest-quality quintile of non-US stocks from that of the rest of the non-US market. Clearly visible is the rise over the last seven years in how pricey stocks of the best companies have become, even as the also-rans languish in some sort of “value” purgatory. But also visible is the priciness of US stocks of any quality relative to all but the highest-quality quartile of non-US companies.

We consider the increasing prices demanded for the very highest-quality companies to be the most vexing problem we have in investing today: how scarce is revenue and profit growth in a low-growth, low-inflation world, and how pricey can stocks of companies

VALUATION RANKS OF US AND NON-US HIGH-QUALITY COMPANIES VS ALL OTHERS

Based on Harding Loevner’s composite valuation and quality measures, ranked. Source: HOLT data, median calculations.

that can deliver scarce growth become? We have moved to respond incrementally to the divergence in valuations within the market by shifting our emphasis slightly as we execute our quality-growth investment discipline, away from companies that enjoy non-cyclical (or consistent) growth and toward companies whose revenues are more dependent on the global economic cycle returning to more-rapid growth. By accepting that high returns are more readily available in the stocks of companies whose revenues have more economic exposure, we think we will increase the chance of achieving the returns we seek.

The question is, do we continue to move further in the same direction after the sharp rebounds in the beaten-up sectors and regions? The debate is not settled between those of us who see the rebounds as short-covering rallies in “over-sold” stocks of companies, industries, or countries that still face secular difficulties, and thus lower growth and profitability continuing for some time, versus those who see the shift toward more cyclical, more

  GEOGRAPHIC EXPOSURE (%) at April 30, 2016

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	0.0	3.2
EMERGING MARKETS	12.2	10.1
EUROPE EMU	7.9	10.4
EUROPE EX-EMU	11.7	11.5
JAPAN	11.3	7.8
MIDDLE EAST	0.0	0.2
PACIFIC EX-JAPAN	2.2	4.1
UNITED STATES	54.1	52.7
FRONTIER MARKETS[2]	0.0	–
CASH	0.6	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

  SECTOR EXPOSURE (%) at April 30, 2016

SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	11.6	12.7
CONSUMER STAPLES	6.1	10.5
ENERGY	6.7	6.9
FINANCIALS	15.8	20.7
HEALTH CARE	18.6	11.9
INDUSTRIALS	12.3	10.6
INFORMATION TECHNOLOGY	23.5	14.3
MATERIALS	2.8	5.1
TELECOM SERVICES	2.0	3.9
UTILITIES	0.0	3.4
CASH	0.6	–

1MSCI All Country World Index.

domicile-risky stocks as the rational response to great premiums in the valuations of the most iconic companies relative to the rest of the market.

How scarce is revenue and profit growth in

a low-growth, low-inflation world, and how

pricey can stocks of companies that can deliver

scarce growth become?

Whatever the outcome of that debate—and typically at Harding Loevner, this sort of question is answered implicitly, with incremental decisions about individual stocks—we have plenty of flexibility in our process to accommodate a shift toward more cheaply priced stocks that are somewhat less rarefied in quality and/or growth on objective measures, should portfolio managers choose to keep moving in that direction.

While we worry that the February turnaround in markets may also mark an inflection point where the highest-quality and highest-growth companies would no longer continue to be accorded continuously higher valuations by investors, as a matter of both philosophy and practice we are reluctant to make any sort of top-down declarations about such overarching trends and market forces. On the other hand, you have seen where we have headed at the margin by adding to a number of individual companies that suffered price corrections.

¢ PORTFOLIO STRUCTURE

In the trailing six months, we held our nerve, and did not sell any of our highest-growth companies, which continue to command high valuations, during the sell-off. But neither did we add further to Energy, Materials, or EM-domiciled companies at their cheapest moments.

In keeping with the pattern of adding to companies with battered stock prices, we increased holdings in Financials by adding to SVB Financial Group and made a new purchase of Signature Bank, both in the US, whose share prices had fallen but where we judge the businesses to be robust and revenue and earnings growth prospects to remain bright. In contrast to those additions to US banks, we sold India’s ICICI Bank after its reported non-performing loans surge following a review by the Reserve Bank of India (RBI), an operating development that violated a milepost set by the Harding Loevner analyst to monitor progress of the investment thesis. In our process, a milepost violation is grounds for review of the thesis, but can be considered sufficient grounds for sale. In this case, with further RBI reviews ongoing for other lending sectors, it seemed prudent to step aside until the shape and scale of the credit cycle unfolding is clearer. We also trimmed our holding in Itau Unibanco—purchased only last November—after the price soared from late January lows, propelled not only by rebounding commodity prices that buoyed Brazilian shares, but also by potentially culminating developments in Brazil’s corruption scandals that might reach the office of the President, who is deeply unpopular with the business and investor community, and possibly lead to her exit from office. If long experience has taught us anything, it’s that Brazil can be enormously volatile on emotional reactions, so upward spikes on evanescent developments can lead routinely to reversals into gloom and despair. Despite our admiration for the long-term resilience of Itau’s business, we suspect we’ll have an opportunity to add back shares at lower prices. The Portfolio retains its bias against Financials relative to the Index, and within the sector it is skewed toward US and EM holdings and away from Japanese and European ones.

In our process, a milepost violation is grounds for review of the thesis, but can be considered sufficient grounds for sale.

We sold Trimble Navigation, the satellite positioning software provider, after a strong rally in the shares, offsetting partially the increase in US holdings. We bought a new holding in Pigeon, the Japanese maker of infant care products including bottles and nursing care items, whose earlier expansion into China and the rest of Asia has afforded its premium-quality brand an expanding growth opportunity. We are now overweight Japan, where we have over a tenth of the Portfolio.

We sold Bunge, whose shares fell sharply on a Halloween profit warning. We lost patience with this under-achieving company, which we believed should have been more stable after disposing of its volatile fertilizer business some years ago, and should have prospered in a weak-currency environment in South America, its largest exporting region.

The Portfolio continues to hold large allocations in both Health Care and IT, where we find many high-quality, growing companies. Holdings within IT have outperformed in the trailing six months, and remain just below the 25% maximum that our Global Equity strategy risk constraints allow, but only because we trimmed some holdings more than once in order to keep them within range. We sold our holding in eBay, after the formal spin-out of its online payments business, PayPal, which remains in the Portfolio. eBay, owned since 2006 and added to near the bottom of the financial

  TEN LARGEST HOLDINGS at April 30, 2016

COMPANY	SECTOR	COUNTRY	%
NIKE	CONS DISCRETIONARY	UNITED STATES	3.6
SCHLUMBERGER	ENERGY	UNITED STATES	3.3
M3	HEALTH CARE	JAPAN	3.0
ALPHABET	INFO TECHNOLOGY	UNITED STATES	2.8
SVB FINANCIAL GROUP	FINANCIALS	UNITED STATES	2.7
ROPER	INDUSTRIALS	UNITED STATES	2.6
PRICELINE	CONS DISCRETIONARY	UNITED STATES	2.4
FIRST REPUBLIC BANK	FINANCIALS	UNITED STATES	2.3
VERISK	INDUSTRIALS	UNITED STATES	2.3
AIA GROUP	FINANCIALS	HONG KONG	2.2

crisis, has been an outstanding investment. We’re just not sure its future growth is as rosy as its share price implied.

Scattered across not only IT but also Health Care, Consumer Discretionary, and Industrials, we continue to hold the baker’s dozen of “online business model” companies we wrote about in the 2015 Annual Commentary. In the trailing six months, the returns from those stocks were additive to relative returns, due primarily to the non-US holdings; the US-focused ones suffered in line with the performance of the fastest-growing, highest-priced cohort in that market. We still like their significantly faster growth achievements, and prospects for more of the same, in a world where more and more value is changing hands online.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

FERRILL ROLL, CFA	PETER BAUGHAN, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
ALEXANDER WALSH, CFA	BRYAN LLOYD, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
ANDREW WEST, CFA
PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The International Equity Portfolio – Institutional Class declined 0.28% and the Investor Class declined 0.41% (net of fees and expenses) in the six-month period ended April 30, 2016. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, fell 1.74% (net of source taxes).

¢ MARKET REVIEW

Markets drifted lower in the last two months of 2015, but then greeted 2016 by declining sharply through January, and then staged a similarly sharp recovery through April. After this bout of volatility, the MSCI All Country World ex-US Index ended up with a net decline in the six months ended April 30, 2016.

Before the January swoon in markets, economic data in most of the developed world suggested continued modest growth, despite continued weakness in the price of energy and basic commodities. Steady employment growth in the US put the Federal Reserve back on track for its first interest rate hike in eight years, which it eventually delivered in December. A growing glut of energy product, piling up in inventories from Cushing, Texas pipeline depots to Iranian oil tankers awaiting the lifting of sanctions, kept downward pressure on oil and gas prices. Industrial metals also experienced collapsing prices, but these were from slumping demand as much as increased supply, with declines in heavy industrial activity in China continuing, even as monetary easing measures kept a floor under real estate and stock prices there.

High-yield bond prices fell sharply, reflecting primarily the worsening credit quality of energy and resource companies, but more broadly reflecting anxiety about troubled developing economies and an economic expansion in the US that was already mature in comparison to post-war cycles. The US dollar rose against nearly all currencies, exacerbating the debt burden of non-US borrowers.

FUND FACTS at April 30, 2016
TOTAL NET ASSETS		$ 5,722.9M
SALES CHARGE		NONE
NUMBER OF HOLDINGS		50
TURNOVER (5 YR. AVG.)		15%
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLMIX	HLMNX
CUSIP	412295107	412295503
INCEPTION DATE	5/11/1994	9/30/2005
MINIMUM INVESTMENT[1]	$100,000	$5,000
EXPENSE RATIO	0.84%	1.16%

1Lower minimums available through certain brokerage firms.

On the first day of 2016, data suggesting a slowing economy in China caused such extreme trading that a circuit breaker was tripped, halting trading on the Shanghai stock exchange, and triggering a decline in equity markets across the world. Anemic growth data around the world, not only in China, continued to weigh on commodity prices. These concerns peaked in February, after which stock and commodity prices experienced a sharp recovery.

Monetary authorities reacted to poor growth and inflation data in the new year. The Bank of Japan reapplied aggressive stimulus measures in late January, including a move to negative interest rates. The European Central Bank followed, deepening its move into negative interest rate territory, joining other Scandinavian countries, and broadening its bond purchasing program to include corporate bonds.

The US Federal Reserve, after raising expectations that it would follow the December interest rate hike with several similar moves in 2016, signaled a slower pace for hikes, with the result that the US dollar declined after February against most major currencies, including both the yen and the euro, despite the interest penalty to hold the latter.

Politics injected uncertainty into a number of markets in early 2016. Despite the weak economic activity in Brazil, the real saw a sharp recovery against the US dollar, primarily but unintuitively anticipating the potential defenestration of unpopular President Dilma Rousseff, as well as the sharp rebound in commodity prices since February, which could help a large part of the country’s export sector. South Africa’s president, Jacob Zuma, faced corruption inquiries, which did hamper the recovery in stocks and the rand, in contrast to Brazil. The election cycle in the US also weighed on Health Care stocks, as the focus of several presidential candidates on health care costs in the US has led to more scrutiny of companies that manufacture and sell high-cost drugs. In Britain,

  PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2016						for periods ending April 30, 2016
	1	3	5	10		SINCE	1	3	5	10		SINCE
	YEAR	YEARS	YEARS	YEARS	INCEPTION*		YEAR	YEARS	YEARS	YEARS	INCEPTION*
INTL EQUITY PORTFOLIO - INSTITUTIONAL CLASS	-5.81	2.88	3.06	4.44	–	5.67	-8.32	2.32	2.26	4.21	–	5.71
MSCI ALL COUNTRY WORLD EX-US INDEX	-9.18	0.32	0.31	1.94	3.20	–	-11.27	-0.02	-0.13	1.70	3.42	–
INTL EQUITY PORTFOLIO - INVESTOR CLASS	-6.20	2.54	2.71	4.14	5.18	–	-8.60	2.00	1.91	3.91	5.28	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 5/11/94. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data. Inception of the Investor Class, 9/30/05.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

the “Brexit” debate caused weakness in the pound sterling, an exception to broad currency gains against the US dollar, as Prime Minister David Cameron set a June 23 date for a referendum on whether the UK should remain a member of the European Union.

Among regions, Canada rose the most despite declines in 2015, in line with other resource-oriented markets. Pacific ex-Japan also rose, especially New Zealand and Australia. Flat returns in emerging markets (EMs) masked sharp declines in Greece, China, Poland, and India. In contrast, Indonesia and Russia saw sharp recoveries alongside improving oil and metals prices, and concurrently strengthening currencies. Brazil, another resource-rich market, rose even more dramatically with the impeachment boost to sentiment. Europe (both within and outside of the eurozone) saw the largest declines of the major regions, followed by Japan.

Viewed by sector, cyclical sectors Materials and Energy were strong, as was the non-cyclical Consumer Staples sector. Materials and Energy both demonstrated U-shaped recovery over the six months, declining to late-January and then rising through April. Stocks of Health Care companies followed an opposite pattern, rising through February only to decline in the remainder of the period. Industrials showed steady progress throughout. Consumer Discretionary declined the most, followed by Financials, which was weak due to profitability worries as negative interest rates (and potentially deflation) spread into more economies.

¢ PERFORMANCE ATTRIBUTION

Good stocks within Health Care and Financials more than outweighed poor stock selection in Materials. We also gained from good sector weights, especially the light holdings of Financials, although the hefty holdings of Health Care stocks offset some of that benefit. Within Health Care, Australia’s CSL Limited, the blood plasma specialist, stood out with strong returns, along with M3, the Japanese online medical information provider. Within Financials, good returns from EM banks drove returns, with Brazil’s Itau Unibanco and Turkey’s Garanti Bank leading the way, partially offset by ICICI Bank, which disclosed a surge in non-performing loans (NPLs).

Viewed geographically, the Portfolio saw good stocks from Japan (M3, Keyence, Sysmex, and MonotaRO), and Europe ex-EMU, especially the UK. We suffered from light holdings in resource-rich Canada and poor stock selection in the Pacific ex-Japan.

¢ PERSPECTIVE AND OUTLOOK

This highly volatile period provided ample data to support almost any market perspective. In other words, we lament, as always: forecasting anything is difficult, especially the future! As a matter of both philosophy and practice, we maintain a high degree of skepticism about our own ability to make good macroeconomic forecasts. Instead, Harding Loevner’s investment approach demands that we focus on identifying high-quality companies that we believe can grow their earnings sustainably for long periods. It also demands that, once we have identified those companies, we value their stocks and buy them when we think they may be priced to generate above-market returns.

In this endeavor, though, the work has become more difficult: the market embrace of high-quality businesses over the extended run of rising stock markets since the global financial crisis means that we are finding many of the stocks of companies we admire and want to own are becoming stretched in price, relative to what we can justify in our assumptions. The chart below shows the divergence of Harding Loevner’s composite valuation measure for the highest-quality quintile of non-US stocks from that of the rest of the market. Clearly visible is the rise over the last seven years in how pricey stocks of the best companies have become, even as the also-rans languish in some sort of “value” purgatory.

VALUATION RANKS OF NON-US HIGH-QUALITY COMPANIES VS ALL OTHERS

Based on Harding Loevner’s composite valuation and quality measures, ranked. Source: HOLT data, median calculations.

We consider the increasing prices demanded for the very highest-quality companies to be the most vexing problem we have in investing today: how scarce is revenue and profit growth in a low-growth, low-inflation world, and how pricey can stocks of companies that can deliver scarce growth become? We have moved to respond incrementally to the divergence in valuations within the market by shifting our emphasis slightly as we execute our quality-growth investment discipline, away from companies that enjoy non-cyclical (or consistent) growth and toward companies whose revenues are more dependent on the global economic cycle returning to more-rapid growth. By accepting that high returns are more readily available in the stocks of companies whose revenues have more economic exposure, we think we will increase the chance of achieving the returns we seek.

The question is, do we continue to move further in the same direction after the sharp rebounds in the beaten-up sectors and regions? The debate is not settled between those of us who see the rebounds as short-covering rallies in “over-sold” stocks of companies, industries, or countries that still face secular difficulties, and thus lower growth and profitability continuing for some time, versus those who see the shift toward more cyclical, more domicile-risky stocks as the rational response to great premiums in the valuations of the most iconic companies relative to the rest of the market.

Whatever the outcome of that debate—and typically at Harding Loevner, this sort of question is answered implicitly, with incremental decisions about individual stocks—we have plenty of flexibility in our process to accommodate a shift toward more cheaply priced stocks that are somewhat less rarefied in quality and/or growth on objective measures, should portfolio managers choose to keep moving in that direction.

While we worry that the February turnaround in markets may also mark an inflection point where the highest-quality and

GEOGRAPHIC EXPOSURE (%) at April 30, 2016

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	2.1	6.8
EMERGING MARKETS	14.3	21.4
EUROPE EMU	28.6	21.9
EUROPE EX-EMU	22.8	24.3
JAPAN	17.4	16.5
MIDDLE EAST	0.0	0.5
PACIFIC EX-JAPAN	7.1	8.6
FRONTIER MARKETS[2]	0.0	–
OTHER[3]	4.4	–
CASH	3.3	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries with developed markets outside the Index where some holdings are incorporated.

SECTOR EXPOSURE (%) at April 30, 2016

SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	8.6	11.6
CONSUMER STAPLES	12.7	11.0
ENERGY	6.9	6.7
FINANCIALS	13.1	25.9
HEALTH CARE	14.1	9.0
INDUSTRIALS	14.9	11.5
INFORMATION TECHNOLOGY	18.7	8.1
MATERIALS	6.8	7.4
TELECOM SERVICES	0.9	5.3
UTILITIES	0.0	3.5
CASH	3.3	–

1MSCI All Country World ex-US Index.

highest-growth companies would no longer continue to be accorded continuously higher valuations by investors, as a matter of both philosophy and practice we are reluctant to make any sort of top-down declarations about such overarching trends and market forces. On the other hand, you have seen where we have headed at the margin by adding to a number of individual companies that suffered price corrections.

¢ PORTFOLIO STRUCTURE

In the first half of the fiscal year we have, at the margin, reduced holdings of the most expensive companies and added to cheaper ones. For instance, we sold Novo Nordisk, the insulin specialist that has delivered improving profitability and reliable growth over the last two decades, but whose share price has done even better as investors came to prize that scarce growth to what we believe are unwarranted extremes, that ignore any competitive response from new innovations by others, including Roche, which has taken aim at blood-clotting drug NovoSeven with its own new drug, currently in Phase III trials. We also reduced CSL, which has appreciated into the pricier end of the market.

We bought a new holding in Grifols, the Spanish blood plasma company that operates essentially in an oligopoly together with Portfolio stablemate CSL. Growth in blood transfusions and in blood plasma by-products continues within an attractive competitive industry structure, whereas Grifols’ share price suffered a “PIIGS” (Portugal, Italy, Ireland, Greece, and Spain) discount due to its Mediterranean domicile, despite achieving strong growth. In addition, we are attracted in the long term to potential new developments for plasma-derived medical treatments.

We also added to Linde, the German industrial gas producer, and to Bunge, whose shares fell sharply on a Halloween profit warning. We are losing patience with this under-achieving company, but believe the reasons for this particular earnings miss are transitory, and the shares cheap.

Our Energy holdings have changed substantially with the acquisition of BG Group by Royal Dutch Shell, a transaction that battered the shares of Shell even more than the rest of the sector, so much that we bought more shares in addition to the initial stake we received in exchange for our BG shares. The management of Shell has taken significant actions to slash the company’s previously expansive capital expenditures for upstream exploration and production, since BG’s large oil and (mostly) gas projects will provide the group with significant production growth over the next half decade. This implies that free cash flow will recover in spite of the lower prevailing prices for oil and gas, even as the modest leverage taken on will be reduced by proceeds from divestitures. We like the shift to a greater emphasis on gas, which is likely to be favored over other fossil fuels under environmental regulations in the future, and we applaud the use of the company’s extraordinary financial strength to acquire substantial reserves when prices are depressed.

We also reduced our holding in Imperial Oil, the Canadian subsidiary of ExxonMobil, reflecting heightened risk of taxation or new regulatory burdens on its business and large reserve base in the Alberta oil sands, given a new provincial government whose election campaign promised just that. With risks growing for the company on the basis of its high-cost and environmentally controversial reserves, we’ve begun to part ways with a holding of over 20 years.

We completed the purchase of Park24, a small Japanese parking space operator, from which base it has launched Mobility, a car-sharing business similar to Zipcar in the US. Park24 has the largest stock of parking spaces in large Japanese cities, where parking spaces are scarce commodities. The company has a unique advantage of placing cars where customers will demand them, which has enabled Mobility to reach profitability quickly, and to grow very rapidly. We also bought a new holding in Sweden’s Alfa Laval, a maker of heat transfer and fluid separation equipment for a wide variety of process industries. The company is a classic high-quality industrial with a diversified customer base that has allowed it to grow faster than many Consumer Staples and Health Care companies in recent years. The stock has become cheap as investors have shunned the capital goods sector and worried about the company’s exposure to the marine industry (about a quarter of revenues).

We sold our holding in India’s ICICI Bank after its reported NPL surge following a review by the Reserve Bank of India (RBI), an operating development that violated a milepost set by the Harding Loevner analyst to monitor progress of the investment thesis. In our process, a milepost violation is grounds for review of the thesis, but can be considered sufficient grounds for sale. In this case, with further RBI reviews ongoing for other lending sectors, it seemed prudent to step aside until the shape and scale of the credit cycle unfolding is clearer.

After adding to Itau Unibanco in November, we trimmed our holding after the price soared from late January lows, propelled not only by rebounding commodity prices that buoyed Brazilian shares, but also by potentially culminating developments in Brazil’s corruption scandals that might reach the office of the President, who is deeply unpopular with the business and investor

  TEN LARGEST HOLDINGS at April 30, 2016

COMPANY	SECTOR	COUNTRY	%

DASSAULT SYSTÈMES	INFO TECHNOLOGY	FRANCE	4.1

NESTLÉ	CONS STAPLES	SWITZERLAND	4.0

AIA GROUP	FINANCIALS	HONG KONG	3.8

WPP	CONS DISCRETIONARY	UNITED KINGDOM	3.5

ROYAL DUTCH SHELL	ENERGY	UNITED KINGDOM	3.3

ROCHE HOLDING	HEALTH CARE	SWITZERLAND	3.2

AIR LIQUIDE	MATERIALS	FRANCE	3.2

ALLIANZ	FINANCIALS	GERMANY	3.0

BAIDU	INFO TECHNOLOGY	CHINA	2.9

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	2.9

community, and possibly lead to her exit from office. If long experience has taught us anything, it’s that Brazil can be enormously volatile on emotional reactions, so upward spikes on evanescent developments can lead routinely to reversals into gloom and despair. Despite our admiration for the long-term resilience of Itau’s business, we suspect we’ll have an opportunity to add back shares at lower prices. We added to Spain’s BBVA and Singapore’s DBS Group, both of which had underperformed in recent months, in order to keep our Financials weight from falling further.

We sold Sands China, whose earnings have been under pressure from lower visitor arrivals in Macau from China, as mainland consumers continued to avoid casinos for fear of association with the less salubrious patrons who are under pressure from reform policies of the Chinese government. We worry both that the struggling Chinese economy may hurt discretionary spending for longer, and that Macau casinos may be saddled with harmful regulations as China looks for pockets of cash generation to aid the weaker parts of the economy.

We added to Naspers, the South African media investment company that holds a 33% stake in Tencent, China’s leading social media mobile platform provider, as well as large minority stakes in Russia’s Mail.Ru and India’s Flipkart. Naspers also has stakes in a collection of online classified advertising businesses across Africa and Eastern Europe, as well as a pay-TV business in several African countries. The stock had fallen sharply in January, and was trading at a discount to the public market value of its stake in Tencent alone, which itself is undervalued on our analyst’s model. We also added to Samsung Electronics, the South Korean mobile phone and memory giant, whose shares have underperformed for some time, and are cheaply valued, especially after the premium for its voting shares declined by three-quarters over the past three years.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

ANDREW WEST, CFA

PORTFOLIO MANAGER

MOON SURANA, CFA

ASSOCIATE PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The International Equity Research Portfolio – Institutional Class, which launched December 17, 2015, rose 5.10% since inception through April 30, 2016, and the Investor Class rose 5.00% (net of fees and expenses). The Portfolio’s benchmark, the MSCI All Country World ex-US Index, rose 2.95% (net of source taxes) in this period.

¢ MARKET REVIEW

Markets drifted lower in the last two months of 2015, but then greeted 2016 by declining sharply through January, and then staged a similarly sharp recovery through April. After this bout of volatility, the MSCI All Country World ex-US Index ended up with a net decline in the six months ended April 30, 2016.

Before the January swoon in markets, economic data in most of the developed world suggested continued modest growth, despite continued weakness in the price of energy and basic commodities. Steady employment growth in the US put the Federal Reserve back on track for its first interest rate hike in eight years, which it eventually delivered in December. A growing glut of energy product, piling up in inventories from Cushing, Texas pipeline depots to Iranian oil tankers awaiting the lifting of sanctions, kept downward pressure on oil and gas prices. Industrial metals also experienced collapsing prices, but these were from slumping demand as much as increased supply, with declines in heavy industrial activity in China continuing, even as monetary easing measures kept a floor under real estate and stock prices there.

High-yield bond prices fell sharply, reflecting primarily the worsening credit quality of energy and resource companies, but more broadly reflecting anxiety about troubled developing economies and an economic expansion in the US that was already mature in comparison to post-war cycles. The US dollar rose against nearly all currencies, exacerbating the debt burden of non-US borrowers.

FUND FACTS at April 30, 2016
TOTAL NET ASSETS		$6.5 M
SALES CHARGE		NONE
NUMBER OF HOLDINGS		171
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLIRX	HLINX
CUSIP	412295826	412295834
INCEPTION DATE	12/17/2015	12/17/2015
MINIMUM INVESTMENT[1]	$100,000	$5,000
NET EXPENSE RATIO[2]	0.90%	1.15%
GROSS EXPENSE RATIO	2.10%	7.99%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement, through February 28, 2017, to waive its management fee to the extent necessary to cap the fund’s total operating expenses.

On the first day of 2016, data suggesting a slowing economy in China caused such extreme trading that a circuit breaker was tripped, halting trading on the Shanghai stock exchange, and triggering a decline in equity markets across the world. Anemic growth data around the world, not only in China, continued to weigh on commodity prices. These concerns peaked in February, after which stock and commodity prices experienced a sharp recovery.

Monetary authorities reacted to poor growth and inflation data in the new year. The Bank of Japan reapplied aggressive stimulus measures in late January, including a move to negative interest rates. The European Central Bank followed, deepening its move into negative interest rate territory, joining other Scandinavian countries, and broadening its bond purchasing program to include corporate bonds.

The Fed, after raising expectations that it would follow the December interest rate hike with several similar moves in 2016, signaled a slower pace for hikes, with the result that the US dollar declined after February against most major currencies, including both the yen and the euro, despite the interest penalty to hold the latter.

Politics injected uncertainty into a number of markets in early 2016. Despite the weak economic activity in Brazil, the real saw a sharp recovery against the US dollar, primarily but unintuitively anticipating the potential defenestration of unpopular President Dilma Rousseff, as well as the sharp rebound in commodity prices since February, which could help a large part of the country’s export sector. South Africa’s president, Jacob Zuma, faced corruption inquiries, which did hamper the recovery in stocks and the rand, in contrast to Brazil. The election cycle in the US also weighed on Health Care stocks, as the focus of several presidential candi-

  PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2016			for periods ending April 30, 2016
	YTD	1 YEAR	SINCE INCEPTION*	YTD	1 YEAR	SINCE INCEPTION*

INTL EQUITY RESEARCH PORTFOLIO - INSTITUTIONAL CLASS	2.29	–	2.80	4.58	–	5.10

MSCI ALL COUNTRY WORLD EX-US INDEX	-0.37	–	0.31	2.25	–	2.95

INTL EQUITY RESEARCH PORTFOLIO - INVESTOR CLASS	2.29	–	2.70	4.58	–	5.00

*Inception of the Institutional and Investor Class, 12/17/15.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

dates on health care costs in the US has led to more scrutiny of companies that manufacture and sell high-cost drugs. In Britain, the “Brexit” debate caused weakness in the pound sterling, an exception to broad currency gains against the US dollar, as Prime Minister David Cameron set a June 23 date for a referendum on whether the UK should remain a member of the European Union.

The real saw a sharp recovery in the quarter, primarily but unintuitively anticipating the potential defenestration of unpopular President Dilma Rousseff, as well as the sharp rebound in commodity prices.

Among regions, Canada rose the most despite declines in 2015, in line with other resource-oriented markets. Pacific ex-Japan also rose, especially New Zealand and Australia. Flat returns in emerging markets (EMs) masked sharp declines in Greece, China, Poland, and India. In contrast, Indonesia and Russia saw sharp recoveries alongside improving oil and metals prices, and concurrently strengthening currencies. Brazil, another resource-rich market, rose even more dramatically with the impeachment boost to sentiment. Europe (both within and outside of the eurozone) saw the largest declines of the major regions, followed by Japan.

Viewed by sector, cyclical sectors Materials and Energy were strong, as was the non-cyclical Consumer Staples sector. Materials and Energy both demonstrated U-shaped recovery over the six months, declining to late-January and then rising through April. Stocks of Health Care companies followed an opposite pattern, rising through February only to decline in the remainder of the period. Industrials showed steady progress throughout. Consumer Discretionary declined the most, followed by Financials, which was weak due to profitability worries as negative interest rates (and potentially deflation) spread into more economies.

¢ PERFORMANCE ATTRIBUTION

In the four-month period ended April 30, 2016, the Portfolio benefited most from strong stock selection within Consumer Discretionary, Financials, and Energy. Top performers in Consumer Discretionary included Canadian-headquartered Lululemon Athletica, Japanese retailers ABC-Mart and Start Today, and Turkish white goods producer Arcelik. Poor stock selection in Materials detracted from performance.

Viewed geographically, the Portfolio saw good stock selection in most regions, especially Japan (Daito Trust, ABC-Mart, Start Today, Makita, and M3 each delivered significant gains) and EMs (including Brazil’s Banco Bradesco and Russian search engine Yandex). Poor stock selection in Europe ex-EMU (including UK investment management services provider St. James’s Place and Swedish maker of heat transfer and fluid separation equipment Alfa Laval) detracted from relative returns, as did our underweight in resource-heavy Canada.

¢ PERSPECTIVE AND OUTLOOK

The creation of the International Equity Research Portfolio was inspired by our confidence in the experience and skill of our 25 research analysts, the structure of our research process, and the incentives we have in place for our analysts to identify outperforming stocks of high-quality, growing companies. In the Portfolio, we seek to own all of the stocks recommended by our analysts that are appropriate for an ACWI ex-US–benchmarked strategy. The Portfolio therefore reflects all of our analysts’ individual perspectives and outlooks about their areas of expertise, rather than one or two particular authors, whose job it is to distill those insights into a more concentrated portfolio. Importantly, despite varying views relevant to security performance, our research team is unified by a common approach to analyzing companies and stocks.

We have observed for more than a decade that our analysts’ stock recommendations tend to be correct more often than they are wrong, and that their successes tend to be larger than their mistakes.

We organize our team of equity analysts primarily by global industry, because understanding industry competitive forces is key to our fundamental research process. We also have regional specialists to cover companies in places like China, Japan, EMs, and frontier markets, where in our experience, local knowledge is a necessary ingredient for generating successful investment ideas.

On average our analysts have 19 years of industry experience, supporting a long-term outlook to our analysis of companies, industries, and global markets. Analysts’ stock-picking skill is key to the Portfolio’s future relative returns. We have observed for more than a decade that our analysts’ stock recommendations tend to be correct more often than they are wrong, and that their successes tend to be larger than their mistakes. Analysts develop their insights via our structured and repeatable research process, and their ideas are then allocated into the Portfolio by the portfolio managers:

Initial Qualification

Analysts’ first task is to qualify companies as high-quality growth companies. Companies are deemed qualified if they possess: competitive advantage (a strong position in an industry with a favorable structure); financial strength (low debt, access to credit, and strong free cash flow); quality management (a successful track record and a clearly articulated strategy); and sustainable growth (in revenues, earnings, and cash flow, with low volatility). To find promising candidates for investigation, analysts review rankings of historical financial results of companies within their industry or geographic area of responsibility, looking for high returns on assets and equity with low volatility, high profit margins, and low debt. Competitors, suppliers, and customers of companies already under coverage, as well as companies encountered through trade shows, conferences, on-site company visits, and other research travel, provide other candidates.

In-Depth Research

Analysts study the qualified companies to gain a full understanding of their business models and to assess their growth potential and risks. Using Harding Loevner’s proprietary Quality Assessment Framework, each company is scored on ten specific factors related to business quality, growth potential, and industry structure. This common analytic framework facilitates collaboration and ensures the consistency of our approach across analysts, industries, and regions. It also serves as a tool for quantifying business risk.

GEOGRAPHIC EXPOSURE (%) at April 30, 2016

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	4.0	6.8

EMERGING MARKETS	28.5	21.4

EUROPE EMU	14.6	21.9

EUROPE EX-EMU	22.4	24.3

JAPAN	24.2	16.5

MIDDLE EAST	0.0	0.5

PACIFIC EX-JAPAN	4.0	8.6

FRONTIER MARKETS[2]	0.3	–

CASH	2.0	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index.

  SECTOR EXPOSURE (%) at April 30, 2016

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	14.2	11.6

CONSUMER STAPLES	11.4	11.0

ENERGY	7.1	6.7

FINANCIALS	20.6	25.9

HEALTH CARE	10.0	9.0

INDUSTRIALS	13.6	11.5

INFORMATION TECHNOLOGY	10.6	8.1

MATERIALS	7.1	7.4

TELECOM SERVICES	2.2	5.3

UTILITIES	1.2	3.5

CASH	2.0	–

1MSCI All Country World ex-US Index.

Valuation & Rating

Analysts then prepare long-term financial projections for each company that survives the intensive research stage. Using a cash-flow-return-on-investment model, they estimate the fair value of the company’s shares and compare it to the market price to assess return potential. At the end of the research process, they establish fundamental “mileposts” for monitoring future business results. Analysts then submit their work to the broader investment team for discussion and comment. Finally, they rate the company “buy”, “hold”, or “sell”, subsequently maintaining the rating or adjusting when required.

Our professional culture encourages collaboration by requiring continual communication about investment ideas among all members of the research team. At the same time, our firm fosters independent thinking and the development of unique insights by ensuring that actions never require more than a single author and by holding each professional separately accountable for his or her recommendations and decisions.

The measured performance of analyst ratings relative to appropriate benchmarks represents a substantial portion of an analyst’s annual bonus, and we have been pleased to reward our analysts’ many successes over the years.

Portfolio Construction

Only stocks that have undergone the Initial Qualification, In-Depth Research, and Valuation & Rating stages and have been rated “buy” may be considered for investment in the International Equity Research Portfolio. The Portfolio thus provides direct exposure to all buy-rated stocks under coverage, and offers investors a different approach to portfolio and risk management within Harding Loevner’s characteristic quality-growth style. The portfolio managers, Andrew West and Moon Surana, combine these securities to meet the Portfolio’s risk-control guidelines and objectives of below-market volatility and controlled tracking error over the long term.

The Portfolio’s risk-control constraints are simple rules that mandate common sense diversification at several levels. We require region and country diversification—for instance, emerging and frontier stocks combined cannot exceed 30% of the Portfolio—and place limits on weights in specific countries. We also mandate that no economic sector represent more than 25% of the Portfolio, no industry more than 15%, and no single stock more than 3%. To achieve the goal of reducing portfolio risks, the portfolio managers employ a multifactor global risk model and an optimization algorithm to determine position sizes that fall within the aforementioned constraints. The risk model incorporates global company, market, industry, style, and statistical factors data going back many years. The portfolio managers review the position weights that the optimizer suggests; review the resulting impacts on risk constraints, other Portfolio characteristics, and trading costs; and may revise the optimization settings further. Thus the portfolio managers use the optimization output to place trades expected to provide favorable risk/return characteristics for the Portfolio.

¢ PORTFOLIO STRUCTURE

At the sector level, the Portfolio’s biggest underweight versus the benchmark is Financials. We are also underweight Telecom Services and Utilities. Our underweight in Financials is not for a lack of analyst recommendations—we own 39 Financial stocks—but rather a function of our risk-control constraints, the more volatile risk characteristics of financial stocks, and the Portfolio’s objectives. Financials tend to have more difficulty meeting our balance sheet strength criteria, and developed country Financials tend to fail our sustainable growth criteria. The underweights in Telecom Services and Utilities reflect our analysts’ difficulty in finding companies within these sectors that meet our four criteria for investing. Telecom Services broadly faces slower growth, rising competition, and margin pressure, and Utilities is heavily regulated and asset intensive.

Financials tend to have more difficulty meeting our balance sheet strength criteria, and developed country Financials tend to fail our sustainable growth criteria.

We are overweight in Consumer Discretionary, Information Technology, and Industrials. Though these sectors tend to be cyclical, our analysts have found numerous companies with strong competitive advantages and growth prospects in a range of developed and emerging countries, with a particularly significant cluster of Japanese industrials that have strong intellectual property and industry positioning. While we own a larger number of Consumer Staples companies than Industrials, our Staples weight is slightly lower because a larger proportion of them are found in EMs, where growth prospects tend to be higher, but position weights are lower to temper Portfolio risk.

By region we are overweight in EMs. Our analysts find a number of quality-growth companies in EMs, especially Financials, Consumer

  TEN LARGEST HOLDINGS at April 30, 2016

COMPANY	SECTOR	COUNTRY	%

VOPAK	ENERGY	NETHERLANDS	1.3

DAITO TRUST CONSTRUCTION	FINANCIALS	JAPAN	1.2

ABC-MART	CONS DISCRETIONARY	JAPAN	1.1

TAIWAN SEMICONDUCTOR	INFO TECHNOLOGY	TAIWAN	1.1

SGS	INDUSTRIALS	SWITZERLAND	1.1

KUBOTA	INDUSTRIALS	JAPAN	1.1

KEYENCE	INFO TECHNOLOGY	JAPAN	1.1

CANADIAN NATIONAL RAILWAY	INDUSTRIALS	CANADA	1.1

TENARIS	ENERGY	ITALY	1.1

MAKITA	INDUSTRIALS	JAPAN	1.1

Staples, and Consumer Discretionary businesses, and EM stocks provide risk diversification benefits. Our largest EM weights are China, India, Taiwan, South Africa, and Qatar.

The Portfolio also has an above-benchmark weight in Japan. Our analysts have identified 28 Japanese stocks that they expect to outperform. Japanese stocks tend to march to the beat of their own drum, providing diversification benefits to an international portfolio. Roughly one-third of our Japanese holdings are Industrials, with Consumer Discretionary and Staples companies contributing another third.

The most significant regional underweight is the eurozone. Our analysts currently have a buy-rating on only two French stocks (Air Liquide and Dassault Systèmes), while France represents over 7% of the Index. Our analysts find many more attractive companies in Germany, where nine stocks are recommended.

We are underweight the Pacific ex-Japan, primarily due to no buy-rated Australian stocks, which represent 5% of the Index.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT

JAFAR RIZVI, CFA

PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The International Small Companies Portfolio – Institutional Class gained 1.95% and the Investor Class rose 1.94% (net of fees and expenses) in the six-month period ended April 30, 2016. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, gained 2.86% (net of source taxes).

¢ MARKET REVIEW

Fears of a slowing economy in China and collapsing commodity prices weighed on all stocks in the beginning of the fiscal year, but by mid-February, positive economic news from China helped support global growth expectations and spurred a jump in commodity prices.

Canada was the top-performing region in the Index, a reflection of its heavy exposure to commodity markets. The only region to decline was Europe outside the eurozone (Europe ex-EMU), which performed poorly due to poor returns from the UK. The British pound fell against the US dollar, one of only a small number of Index currencies to do so. The country’s upcoming referendum in June on whether to exit from the European Union has weighed on both the currency and stock prices. The potential consequences of a vote to leave have already hampered the economy; a Deloitte study found that hiring and investment expectations among UK chief financial officers have fallen to a three-year low.1

Positive news from China helped support global growth expectations and spurred a jump in commodity prices.

Equities in emerging markets (EMs) showed mixed performance. The markets of countries that benefit from rising oil and metal prices performed best; Russia and Brazil each rose over 20%, and South Africa by over 10% in the period. Commodity-importing

1Emily Cadman, “Brexit causing ‘fog of uncertainty’ among financial chiefs,” Financial Times (April 4, 2016).

FUND FACTS at April 30, 2016

TOTAL NET ASSETS		$94.6 M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		80

TURNOVER (5 YR. AVG.)		40%

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLMRX	HLMSX

CUSIP	412295875	412295883

INCEPTION DATE	6/30/2011	3/26/2007

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	1.25%	1.50%

GROSS EXPENSE RATIO	1.64%	1.93%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement, through February 28, 2017, to waive its management fee to the extent necessary to cap the fund’s total operating expenses.

countries were weaker, such as China and India which declined 6% and 5%, respectively.

By sector, Materials led performance, followed by Consumer Staples. The performance of Telecom Services and Energy lagged in the period. There was no clear preference for cyclical or defensive sectors.

¢ PERFORMANCE ATTRIBUTION

The Portfolio benefited most from strong stock selection in the eurozone. Italian Information Technology (IT) service provider Reply reported strong revenue and earnings growth for 2015. Already a leader in helping Italian businesses to improve their efficiency, Reply is now expanding to the UK and Germany.

The largest detractors from relative performance were our zero weight in Canada’s strong market and poor stock selection in EMs. In China, smart electricity meter manufacturer Wasion Group Holdings announced in 2015 that one of its largest customers, the State Grid Corporation, has slowed its investment in smart-grid technologies. This announcement, plus credit issues among its customers, contributed to a 13% decrease in earnings in 2015. However, we believe Wasion’s long-term prospects remain strong because China needs the company’s products to help ameliorate the country’s pollution crisis.

By sector, our underweight in Materials detracted most from relative performance, followed by our stock selection in Industrials. Our stock selection was positive in IT, where software provider Industrial and Financial Systems was acquired by a private equity firm.

  PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2016					for periods ending April 30, 2016
	1	3	5		SINCE	1	3	5		SINCE
	YEAR	YEARS	YEARS	INCEPTION*		YEAR	YEARS	YEARS	INCEPTION*

INTL SMALL COMPANIES PORTFOLIO - INSTITUTIONAL CLASS	-0.88	4.56	–	4.52	–	-3.53	4.03	–	4.59	–

MSCI ALL COUNTRY WORLD EX-US SMALL CAP INDEX	-0.60	3.66	2.39	2.58	–	-3.59	3.69	1.98	3.13	–

INTL SMALL COMPANIES PORTFOLIO - INVESTOR CLASS	-1.13	4.33	4.66	–	4.94	-3.77	3.79	3.63	–	4.97

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 6/30/11. Inception of the Investor Class, 3/26/07. Index performance prior to 6/1/07 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

¢ INVESTMENT PERSPECTIVES

In our search for high-quality growth companies, we begin with a global database of over 10,000 companies that have market capitalizations below US$3 billion. Our goal is to invest only in businesses that meet our four key criteria: they must benefit from competitive advantages in their industries, be skillfully managed, have strong finances, and offer above-average growth potential over the long term. Only a small percentage of companies meet our demands; to prioritize where to look, we first apply quantitative screens for quality and growth to the vast small company universe. The characteristics most amenable to quantitative analysis include measures of financial strength (e.g., cash flows, margins, levels of debt) and growth (e.g., historical growth in revenues and earnings).

After applying our filters, we review the geographic distribution of the smaller universe of companies that, purely on a quantitative basis, appear to meet our investment criteria. The chart below includes the 14 largest countries (excluding the US) by number of companies in the US$300 million to US$3 billion market capitalization range (combined orange and blue bars), as well as the proportion of companies in those countries that exhibit attractive metrics for fundamental quality and growth (blue bars).

INTERNATIONAL SMALL COMPANIES BY MARKET

Based on Harding Loevner’s composite quality and growth measures, ranked. Source: HOLT data.

China and Japan have the highest absolute number of small companies (though most of the companies in China are listed on the A-share market and not available for our Portfolio). To ensure we have a well-diversified Portfolio to manage risk, we actively look beyond the few very large markets to also pursue opportunities in the smaller international markets. The underlying economies of these markets are quite varied in terms of their industry development, linkages with the global economy, and drivers of growth. Among the smaller markets, those with a higher-than-average percentage of high-quality growth companies include Great Britain, India, Taiwan, and Australia.

Our fundamental research is helpful in identifying risks that would remain hidden if we relied purely on our initial quantitative variables.

After reducing our pool of potential investment ideas based on quantitative metrics, we complete an in-depth qualitative analysis on remaining companies to judge whether they meet our investment criteria. As part of our research process, we often visit companies’ headquarters to speak with management teams and tour their facilities.

We recently visited Japan and met with 63 small companies that, based on our quantitative screens, merited further research. As a result of our meetings, we rejected nearly 90% of these, often because they faced strong competitive threats or were confined to niche markets where growth, though strong at the present, could quickly fade. In this regard, our fundamental research (of which company visits and management meetings are an important part) is helpful in identifying risks that would remain hidden if we relied purely on our initial quantitative variables. We ended up with seven Japanese businesses spanning a good mix of industries, including online advertising and payments, health care, IT, and retail that satisfied all our investment criteria. We will report more on these companies in the future as we conduct further research on them.

While in Japan, we also met with the management of current holding Cosmos Pharmaceutical. Cosmos is a leader in the drug retail industry; its stores sell over-the-counter drugs, food, cosmetics,

and sundries at discounted prices. Cosmos operates with a lean management team and manages inventory closely. It also keeps its distribution costs low by having many stores within a relatively small geographic area. The company currently operates only in southwestern Japan, but it plans to expand to the rest of the country. Over the last ten years, Cosmos’ revenues and earnings have grown significantly as a result of expanding the number of stores and improving margins, and the company forecasts medium-term growth in earnings of about 10% per year.

We think India’s fertile environment for quality-growth small companies comes from its innovative business culture and the long history of efficient enterprise management.

We also recently visited India, which has a high proportion (close to 50%) of high-quality, high-growth companies. We think India’s fertile environment for quality-growth small companies comes from its innovative business culture and the long history of efficient enterprise management required to withstand a high cost of capital. We visited 15 new investment candidates in India. In the coming months, we plan to further research two of these that appear to meet our investment criteria. The others were rejected due to the lack of a clearly defined competitive strategy, regulatory issues, or concerns about corporate governance—again, issues that our quantitative factors are unable to capture. We also visited Max India and Max Financial Services, the latter a company recently spun from life insurance company Max India, which we purchased in 2014 (a second spin out is Max Ventures and Industries, a manufacturer of plastic film used in cigarette and food packaging).

Max Financial Services, the inheritor of the group’s pure life insurance business, has good long-term growth prospects due to the under-penetration of life insurance in India. It is focused on growth via the bancassurance channel, from existing distribution relationships with Yes Bank and Lakshmi Vilas Bank, and from

  GEOGRAPHIC EXPOSURE (%) at April 30, 2016

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	0.0	7.4
EMERGING MARKETS	21.9	21.4
EUROPE EMU	29.7	17.4
EUROPE EX-EMU	18.6	22.8
JAPAN	14.5	22.1
MIDDLE EAST	0.0	0.8
PACIFIC EX-JAPAN	4.5	8.1
FRONTIER MARKETS[2]	5.6	–
OTHER[3]	0.6	–
CASH	4.6	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries with developed markets outside the Index where some holdings are incorporated.

  SECTOR EXPOSURE (%) at April 30, 2016

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	10.1	16.1

CONSUMER STAPLES	12.9	7.2

ENERGY	0.0	3.6

FINANCIALS	14.1	20.9

HEALTH CARE	9.6	7.4

INDUSTRIALS	27.2	20.2

INFORMATION TECHNOLOGY	18.3	10.6

MATERIALS	1.3	10.5

TELECOM SERVICES	1.0	1.2

UTILITIES	0.9	2.3

CASH	4.6	–

1MSCI All Country World ex-US Small Cap Index.

other tie-ups it expects with state-owned banks, which tend to have good branch networks. Max Financial Services’ potential weakness is its lack of a deep-pocketed financial partner, such as a big bank or insurance company, to provide capital in the company’s early growth stage. It could also benefit from taking advantage of a good international partner’s operational and product development expertise. The chances of Max Financial Services attracting such a partner have increased as a result of insurance industry reforms that the government instituted in 2015, which raised the permitted level of foreign ownership of Indian companies from 26% to 49%.

¢ PORTFOLIO HIGHLIGHTS

We purchased a new position in Bossard, a Swiss distributor of industrial fasteners. Bossard differentiates itself by engaging with customers in the design phase of product development to help them determine their technical requirements. Where those cannot be met off-the-shelf, Boussard can design and source custom fasteners. The company’s consulting engineering services allow customers, mostly machine and equipment manufacturers, to focus on their core businesses. Because Bossard is integral to their supply chains, customers face high switching costs, which allows Bossard to reap economic returns well above those of a typical distributor of nuts and bolts. Over the last five years, the company has consistently earned double-digit cash flow returns on investment.

Harnessing Harding Loevner’s extensive research effort in frontier markets, we also purchased Tanzania Breweries Limited (TBL), a partly-owned subsidiary of the global behemoth SABMiller. The Tanzanian beer industry is an effective duopoly, in which TBL has over 80% market share and Serengeti Breweries (controlled by Diageo) has around 15%. This consolidated industry structure allows both companies to increase their products’ prices at least in line with inflation, which is a valuable ability in developing countries like Tanzania where the inflation rate is often very high. The industry’s consolidation also presents a high barrier to would-be new entrants because economies of scale are large in the beer industry. TBL operates nationally, giving it lower advertising and promotional costs per unit sold, as well as a distribution network that would be expensive to replicate.

In addition to its valuable brands, Tanzania Breweries Limited has a first-class management team to lead the company’s future growth.

The branded-alcohol market is underpenetrated in Tanzania. Currently 88% of the alcohol consumed is in the form of traditional brews from non-commercial and unlicensed producers. These traditional brews are generally lower quality. As incomes in Tanzania rise, so too should the demand for high-quality, branded beer. The annual per capita consumption for branded beer is only about 8 liters, which is low compared to the sub-Saharan average of 12 liters.2 The youthful demographic profile of Tanzania should also sustain growing demand for beer as more consumers reach legal drinking age. In addition to its valuable brands, TBL has a first-class management team to lead the company’s future growth. Moreover, the company’s strong balance sheet and steady free cash flow provide it with the resources to fund investments for the improvement of the affordability, availability, and variety of its products.

In the eurozone we purchased Rational, a German manufacturer of industrial kitchen equipment that upholds its home country’s reputation for superior engineering and craftsmanship. The company’s primary product is the combi steamer, an oven used in professional catering and food service operations that can produce both dry (convection) and moist (steam) heat. Rational invented the first combi steamer in the 1970s, and has been enhancing its capabilities ever since. Today the company produces over 50% of the world’s combi steamers and its brand is the gold standard. Using sophisticated software and sensors, Rational’s combi steamers can cook food to perfection at the press of a button. The company employs an impressive array of chefs, food scientists, engineers, and physicists to maintain its products’ high differentiation. Rational has a long history of generating strong returns and growth; revenues and earnings have grown an average of 10% during each of the last five years, while the company’s cash flow return on invested capital has been consistently above 20% in the same period. We think the company’s long-term growth potential—including its expansion into new Asian and North American markets—is not properly reflected in the share price.

We sold our sole Energy holding, Ezion, in the period, prompted by a milepost failure. Ezion leases specialized boats to oil drillers called liftboats, which are used to maintain offshore drilling

2Andrew Howell, CFA and Andrea Pistacchi, “African Beer: Initiating on 4 Brewers,” Citi Research (February 5, 2015): 12; “Ranked: 50 Countries That Drink the Most Beer around the World,” Food Republic, (September 29, 2014); Esili Eigbe, “Equity Research: Nigerian and East Africa’s Beer Market,” SBG Securities (January 21, 2013): 29.

  TEN LARGEST HOLDINGS at April 30, 2016

COMPANY	SECTOR	COUNTRY	%

BECHTLE	INFO TECHNOLOGY	GERMANY	3.3

ALTEN	INFO TECHNOLOGY	FRANCE	2.5

HIDAY HIDAKA	CONS DISCRETIONARY	JAPAN	2.4

CETIP	FINANCIALS	BRAZIL	2.3

CARL ZEISS MEDITEC	HEALTH CARE	GERMANY	2.2

SEMPERIT	INDUSTRIALS	AUSTRIA	2.1

REPLY	INFO TECHNOLOGY	ITALY	2.1

RATHBONE BROTHERS	FINANCIALS	UNITED KINGDOM	2.0

BRUNEL INTERNATIONAL	INDUSTRIALS	NETHERLANDS	2.0

SENIOR	INDUSTRIALS	UNITED KINGDOM	1.8

rigs. We expected the company could sustain its high operating margins and in 2014 set a milepost to monitor this expectation. In 2015, however, the collapse in the oil price caused Ezion’s margins to contract significantly as it conceded on prices to retain its large oil-company customers. It turns out we had underestimated the bargaining power of buyers in Ezion’s business. The discipline of the milepost helped us to resist the temptation of resetting our expectations and we sold the company in November.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

G. RUSTY JOHNSON, CFA CO-LEAD PORTFOLIO MANAGER CRAIG SHAW, CFA CO-LEAD PORTFOLIO MANAGER	PRADIPTA CHAKRABORTTY PORTFOLIO MANAGER SCOTT CRAWSHAW PORTFOLIO MANAGER RICHARD SCHMIDT, CFA PORTFOLIO MANAGER

The Institutional Emerging Markets Portfolio – Class I and Class II – and the Emerging Markets Portfolio – Advisor Class (collectively, the “Portfolios”) are both managed in strict accordance with the Emerging Markets Equity Strategy model portfolio. The Portfolios, therefore, have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

¢ PERFORMANCE SUMMARY

The Institutional Emerging Markets Portfolio – Class I rose 1.14%, the Institutional Emerging Markets Portfolio – Class II rose 1.24%, and the Emerging Markets Portfolio – Advisor Class rose 1.09% (all net of fees and expenses) in the six months ended April 30, 2016. The Portfolios’ benchmark, the MSCI Emerging Markets Index declined 0.14% (net of source taxes) in this period.

¢ MARKET REVIEW

The new fiscal year brought no immediate respite to the bear market that had afflicted emerging markets (EMs) since early 2015, as the prospect of a tighter US monetary policy and dual concerns about China—currency weakness and a slowing economy—continued to worry investors. But a reversal began in the third week of January, accelerating into a 13% return for March alone, that caused the MSCI Emerging Markets Index to end up mostly flat for the six-month period through April.

Three interconnected developments helped inspire an EM recovery beginning in February. First, China, which has been the major swing factor influencing investor sentiment toward EMs, offered encouraging news, including more monetary easing, more banking industry reform (discussed further below), and signs of economic stabilization including resilience in the property sector. The People’s Bank of China also calmed fears over the yuan, citing it had no intention to devalue the currency significantly.

Second, commodity prices rallied strongly across the board starting

FUND FACTS at April 30, 2016
SALES CHARGE			NONE
NUMBER OF HOLDINGS			80
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY			ANNUAL
	INSTITUTIONAL		ADVISOR
PORTFOLIO ASSETS	$2,576.5M		$2,377.8M
TURNOVER (5 YR AVG)	29%		31%
CLASS	CLASS I	CLASS II	ADVISOR
TICKER	HLMEX	HLEEX	HLEMX
CUSIP	412295701	412295842	412295305
INCEPTION DATE	10/17/2005	3/5/2014	11/9/1998
MINIMUM INVESTMENT[1]	$500,000	$25,000,000	$5,000
NET EXPENSE RATIO	1.30%[2]	1.14%[2]	1.45%
GROSS EXPENSE RATIO	1.31%	1.27%	1.45%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement, through February 28, 2017, to waive its management fee to the extent necessary to cap the fund’s total operating expenses.

from mid-January, with the S&P GSCI commodity market index gaining 25% from a trough in January 2016 to April 30, 2016. The oil price also rose sharply starting in mid-February—after falling steeply much of the period—as US production fell and major producing states, led by Saudi Arabia and Russia, agreed to keep their production levels steady. Iron ore was volatile as well but ended higher, settling about 54% above its January lows.

Third, the US Federal Reserve adopted a more dovish tone. Chair Janet Yellen signaled in March that the pace of additional rate hikes would take into consideration the fragility in EMs and the potential impact of dollar strength on the tenuous US growth. In response, US bond yields compressed and the dollar weakened, reversing its prolonged bull trend. The weaker dollar was arguably the most powerful influence on commodity and EM financial asset prices. Indeed, every major EM currency strengthened against the dollar starting in late January, especially commodity exporters like Brazil, Columbia, and Russia.

Returns by country in the period largely reflected the differential impact on markets and currencies of rising commodity prices. In Latin America, Peru and Colombia rallied as the beneficiaries of strengthening metals and oil prices, respectively. Less exposed to commodities, Mexico lagged, perhaps also impacted by softer economic data from the US. A resurgent Brazil dominated the region, as the market applauded a weaker dollar, higher global iron ore prices, and, most importantly, the increasing likelihood that scandal-engulfed President Dilma Rousseff might actually be impeached.

European EMs were also strong except for Greece. Turkey benefited from a renewed appetite for higher-yielding assets, while Russian shares and the ruble were boosted by the bounce in oil as

PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2016							for periods ending April 30, 2016
	1	3	5	10				1	3	5	10
	YEAR	YEARS	YEARS	YEARS	SINCE INCEPTION*			YEAR	YEARS	YEARS	YEARS	SINCE INCEPTION*
INST. EMERGING MARKETS PORTFOLIO - CLASS I	-8.95	-1.67	-0.47	3.72	–	5.92	–	-12.17	-2.04	-1.00	3.24	–	5.98	–
INST. EMERGING MARKETS PORTFOLIO - CLASS II	-8.89	–	–	–	-3.37	–	–	-12.16	–	–	–	-2.75	–	–
MSCI EMERGING MARKETS INDEX	-12.03	-4.51	-4.14	3.01	-4.07	5.30	–	-17.87	-4.57	-4.62	2.36	-3.68	5.32	–
EMERGING MARKETS PORTFOLIO - ADVISOR CLASS	-9.20	-1.71	-0.57	3.59	–	–	11.15	-12.38	-2.12	-1.10	3.11	–	–	11.16

Returns are annualized for periods greater than 1 year. *Inception of Class I, 10/17/05. Inception of Class II, 3/5/14. Inception of the Advisor Class, 11/9/98. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

well as falling inflation. Asia was relatively weak, reflecting how most countries in the region (particularly in the north) are net importers of commodities.

By sector, Materials and Energy were the best performers; metals and mining stocks within the Index rallied 23%. By contrast, the more-defensive Health Care sector lagged. EM Financials also underperformed the Index, but there was large geographic dispersion within the sector. Financials in China fell 13% amid lingering concerns over capital adequacy and the impact of government banking reforms at a time when most Chinese banks reported an increase in non-performing loans (NPLs). By contrast, Financials soared by 49% in Brazil and 34% in Peru after large declines in recent years.

¢ PERFORMANCE ATTRIBUTION

The Portfolios benefited from strong stock selection in Financials and Information Technology (IT). Our outperformance during a commodity-driven rally may appear surprising given our very low weight in the strong Materials sector, including zero exposure to mining stocks. However, we reaped the benefits of holding fast and remaining invested in high-quality companies (especially banks) in Latin America amidst their declining economies and weakening currencies since early 2015. In fact, we added to some of our most beaten-down bank stocks in Brazil, which put us modestly overweight this market.

In Financials, Brazil’s Banco Bradesco and stock exchange BM&F Bovespa both leapt upwards amid rising prospects for political change, and new tailwinds from a stronger currency and rising iron ore prices. Our performance was further buoyed by the absence of any holdings in Chinese banks. In IT, Taiwan Semiconductor was a relatively strong performer as its earnings remained more resilient than many feared given concerns about weakening iPhone sales and a rapidly maturing smartphone market. Stock selection was poor in Consumer Staples and Energy. Magnit, the Russian low-cost retailer, has suffered relative to peers in part because its store locations are skewed toward secondary cities and rural areas, where Russia’s recession has hit hardest. Nostrum Oil & Gas of Kazakhstan underperformed the surging Energy sector as it announced a delay in the completion of its third gas-treatment facility as well as lower production targets for 2017.

From a geographic perspective, strong stocks and favorable allocations in China and Brazil were significant contributors to outperformance, largely because of our relative weights (under and over, respectively) in Financials. Another contributor was South Korea’s Hankook Tire, whose strong sales during late 2015 in every country except its home market helped to boost earnings. Detractors included Discovery Holdings in South Africa and EM-focused companies that are classified in developed markets, particularly Netherlands-listed Nostrum Oil & Gas. Frontier-market holding Jarir Marketing of Saudi Arabia was also a weak stock due to fears about the sustainability of the government’s stimulus spending given the fall in oil prices.

¢ INVESTMENT PERSPECTIVES

China and the New Five-Year Plan

China’s 13th Five-Year Plan, launched on March 17, includes an ambitious roadmap for accelerating the country’s economic development, including promoting innovation in science and technology and increasing investment in urban infrastructure. China’s leaders consider these measures critical to cultivating a modern industrial workforce, improving productivity, and stabilizing unit labor costs. The Plan envisions sustained annual GDP growth above 6% over the next five years.

The pursuit of higher value-added activities and improved productivity is music to the ears of growth investors. However, given the stresses increasingly evident in the Chinese financial system, the massive scale of implied investment gives us concern. NPLs for China’s banks are already rising, and these are generally thought to be underreported.1 In this context, we appreciate Premier Li Keqiang’s acknowledgement in March of the extent of the risks arising from corporate indebtedness, and his government’s creative new initiatives to address bad debts, such as allowing banks to accept equity stakes in exchange for impaired loans, or securitizing and marketing them abroad to distressed-debt investors.

That Chinese banks continued to perform poorly (-13% in the six-month period versus 0.3% for the EM bank index) may be a sign,

1HSBC Global Research, “NPLs: Why this time is different,” China Onshore Insights (April 6, 2016).

however, that continued large-scale public investment coupled with reforms of the banking industry may be good for the Chinese economy overall but bad for bank profits. Recent liberalization of savings and deposit rates, for instance, are liable to narrow the banks’ interest margins, while the push to develop alternative forms of financing—including deeper equity and bond markets—challenges banks’ dominant position intermediating the savings pool.

Meanwhile, Chinese internet companies have been demonstrating impressive growth. Internet search heavyweight Baidu and social networking/gaming leader Tencent continue to deepen their connections with customers by offering greater variety and quality of content and services. Both posted revenue growth of about 30% year-on-year in the fourth calendar quarter of 2015. Ctrip.com, an online agency that has gathered an impressive breadth of travel services under its umbrella, reported growth in revenues of 40% from hotel bookings and 60% from air and rail.

If the latest Five-Year Plan meets expectations, by 2020 China’s economy will have grown to four-fifths the size of the US economy today. Because of its sheer scale and the complexities around its ongoing economic transition from asset-intensive toward services and consumption, China will continue to be a major source of joy and angst for investors, oscillating between a tailwind and a headwind for overall EM returns. Our aim in China, like elsewhere, is to identify high-quality businesses that occupy industries enjoying long-term growth trends and that command sustainable competitive advantages.

Comments on Commodities and EMs

Based on market history, EMs in aggregate are unlikely to offer strong performance during periods of slumping commodity prices. And, as their recent recovery demonstrated, when commodities stop falling, or even just moderate, the shift can be a sufficient catalyst

  GEOGRAPHIC EXPOSURE (%) at April 30, 2016

COUNTRY/REGION	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX	BENCHMARK[1]
BRAZIL	7.1	7.1	7.3
CHINA + HONG KONG[2]	23.5	23.6	23.6
INDIA	8.8	8.8	8.1
MEXICO	6.2	6.2	4.5
RUSSIA	4.8	4.8	4.0
SOUTH AFRICA	7.5	7.5	7.6
SOUTH KOREA	7.5	7.5	15.4
TAIWAN	8.8	8.8	11.7
SMALL EMERGING MARKETS[3]	16.1	16.1	17.8
FRONTIER MARKETS[4]	1.5	1.5	–
DEVELOPED MARKET LISTED[5]	5.1	5.1	–
CASH	3.1	3.0	–

1MSCI Emerging Markets Index; 2The Institutional Emerging Markets Portfolio’s end weight in China is 17.2% and Hong Kong is 6.3%. The Advisor Class’ end weight in China is 17.2% and Hong Kong is 6.4%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets.

  SECTOR EXPOSURE (%) at April 30, 2016

SECTOR	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX	BENCHMARK[1]
CONSUMER DISCRETIONARY	14.6	14.6	9.8
CONSUMER STAPLES	10.1	10.2	8.4
ENERGY	7.1	7.1	8.1
FINANCIALS	29.3	29.3	27.4
HEALTH CARE	4.7	4.7	2.6
INDUSTRIALS	6.5	6.5	6.8
INFORMATION TECHNOLOGY	17.8	17.8	19.8
MATERIALS	1.3	1.3	7.0
TELECOM SERVICES	4.2	4.2	6.9
UTILITIES	1.3	1.3	3.2
CASH	3.1	3.0	–

1MSCI Emerging Markets Index.

for stronger EM returns. One should not, however, conflate EM investing with a simple bet on commodities. EMs comprise a diverse set of markets whose correlations with commodity prices vary. North Asian countries, in particular, are generally poor in resources and therefore, as net importers of commodities, benefit from low prices. Second, the past decade has brought significant changes to the underlying stock market structure of many EMs. Historically, cyclical Materials and Energy companies were more heavily represented in EMs relative to developed markets (DMs), while faster-growing, higher-valued companies in sectors such as IT, Health Care, Consumer Discretionary, and Consumer Staples were underrepresented. But this disparity has narrowed in recent years, with the downturn in commodity industries and the rise of new EM companies catering to local consumers’ greater spending power. The obvious effect of this shift is to cause the composition of the EM equity universe to look increasingly similar to that of DMs and the gradual weakening of the strong historical relationship between commodity prices and overall EM stock market returns.

Aside from select Energy holdings, we have had little direct exposure to commodities in recent history. We typically struggle to find Materials companies that can earn strong returns on capital on a consistent basis. Currently our only holding in the sector is an Indian cement company, Ambuja Cements, which is geared toward the domestic housing market rather than global trade. It also benefits from lower prices for the substantial energy it needs to produce and transport cement. That said, the Portfolios have significant indirect exposure to commodities via companies in other sectors in countries, such as South Africa, Indonesia, Saudi Arabia, and throughout Latin America, where specific commodity prices are key to national economic prospects. Given the volatility and unpredictability of commodity prices, these indirect exposures carry risks to the Portfolios. We mitigate those risks by investing only in financially strong businesses and by constructing the Portfolios with limits to individual country weights to ensure broad diversification.

¢ PORTFOLIO HIGHLIGHTS

Consumer Discretionary is our largest overweight relative to the benchmark. Our holdings include companies that are dominant in their businesses and offer a powerful combination of revenue growth and improving profitability. For example, Maruti Suzuki is India’s leading manufacturer of passenger cars with roughly 45% market share in light passenger vehicles. Its competitive advantages include a strong brand backed up by reliable, low-priced cars as well as a broad distribution and service network covering both urban and rural areas. With support from its parent company, Japan’s Suzuki, Maruti has been increasing its research-and-development spending to extend its lead over its competitors by offering more attractive designs and greater choice. We expect Maruti’s sales and margins to rise over the next three years as Indian consumer sentiment improves and better financing options become more widely available.

TEN LARGEST HOLDINGS at April 30, 2016
COMPANY	SECTOR	COUNTRY	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX
TAIWAN SEMICONDUCTOR	INFO TECHNOLOGY	SOUTH KOREA	4.2	4.2
SAMSUNG ELECTRONICS	INFO TECHNOLOGY	TAIWAN	3.9	3.9
AIA GROUP	FINANCIALS	HONG KONG	2.8	2.8
TENCENT	INFO TECHNOLOGY	CHINA	2.8	2.8
SBERBANK	FINANCIALS	RUSSIA	2.5	2.5
CNOOC	ENERGY	CHINA	2.2	2.2
CHINA MOBILE	TELECOM SERVICES	CHINA	2.0	2.0
SANDS CHINA	CONS DISCRETIONARY	HONG KONG	2.0	2.0
NASPERS	CONS DISCRETIONARY	SOUTH AFRICA	1.9	1.9
GF BANORTE	FINANCIALS	MEXICO	1.9	1.9

We have also been overweight Health Care for several years, focusing on generic pharmaceuticals, which have enjoyed a prolonged period of growth, high margins, and impressive returns on capital. Our holdings—including India’s Sun Pharmaceutical—had benefited from a more-stringent US Food and Drug Administration (FDA), which has shut weaker manufacturers out of the US market, allowing the stronger players to increase production and enjoy better pricing due to less competition. However, we are concerned the industry’s returns and growth rates may be declining. The FDA’s regulatory sanctions since early 2015 have begun to hit the majors. Furthermore, drug distribution in the US has become more consolidated, forcing manufacturers—including Sun and Jordan-based Hikma Pharmaceuticals—to lower prices. We sold Sun and reduced Hikma this period in recognition that their relatively rich share prices may not reflect adverse industry changes.

The Portfolios have significant overweights in banks relative to the Index; we hold 17 different banks across 16 countries. We have increased our exposure to banks on a stock-by-stock basis as EM economies have slowed, credit cycles have matured, currencies have devalued, and fear of looming “debt bombs” has risen—all of which caused banks’ shares to decline. We believed that, for the top-quality banks we follow, the risks reflected in their stock prices were exaggerated, failing to reflect their prudent management of credit. So far, NPLs have not blown up across EMs, but have edged up only marginally and, in some cases, declined. The NPL ratio at Russia’s Sberbank has even been improving in recent months—despite still relatively low oil prices.

In qualifying banks for research, we seek those that occupy leadership positions in their markets and have demonstrated their consistent ability to generate attractive returns relative to their costs of capital. A conservative and skilled approach to risk management is also important. We prefer markets where the penetration of basic financial products remains relatively low. Our selective approach is reflected in the Portfolios’ distinctive geographic exposure: we have zero bank holdings in four of the five largest banking markets in the Index (China, Taiwan, South Korea, and Malaysia).

Elsewhere in the Portfolios, we purchased opportunistically several high-quality, growing companies where we believe valuations presented good opportunities including those described below.

Shenzhou International is China’s largest garment exporter and a preferred supplier to global clients such as Uniqlo and Nike. Its strengths include cutting-edge production facilities and dyeing processes that have a long track record of meeting ever-stricter global environment standards, which is particularly important to premium apparel companies and hard to find among small manufacturers. In addition, as an exporter, Shenzhou would see its margins benefit from any weakness in China’s currency.

Universal Robina is a Filipino food manufacturing company with several strong brands—Chiz Curls, Dewberry biscuits, 3in1 coffee among many others—that enjoy significant customer loyalty in its home market and are gaining popularity elsewhere in southeast Asia. The firm is expanding its presence in the higher-end market, building upon its purchase in 2014 of Griffin’s, a leading premium snack-food producer based in New Zealand. Robina has a vast distribution network reaching thousands of mom-and-pop shops across the multi-island nation. Also its integrated business model—including in-house flour mills and sugar refineries that supply itself and others—reduces the impact of raw material price volatility on revenues and margins.

Bharti Infratel of India builds telecom towers and related communications infrastructure, which it leases to and manages for wireless telecom companies under long-term contracts. The company owns over 37,000 towers across 18 of India’s 29 states, with about 76,000 tenants on these towers, making it the country’s largest tower operator. Growing data usage and the migration to more-advanced wireless technology (from 4G to 5G) should mean further rises in demand for the company’s towers.

We made room for new purchases by trimming positions whose shares had risen sharply and/or grown too large. These reductions included Banco Bradesco, Itau Unibanco, Arçelik, Ctrip.com, and Maruti Suzuki.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

PRADIPTA CHAKRABORTTY CO-LEAD PORTFOLIO MANAGER BABATUNDE OJO, CFA CO-LEAD PORTFOLIO MANAGER	G. RUSTY JOHNSON, CFA PORTFOLIO MANAGER RICHARD SCHMIDT, CFA PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The Frontier Emerging Markets Portfolio – Institutional Class declined 1.24% and the Investor Class declined 1.54% (net of fees and expenses) in the six-month period ended April 30, 2016. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, rose 1.31% (net of source taxes).

¢ MARKET REVIEW

Though Frontier Emerging Markets (FEMs) advanced in the trailing six months, that strength was not broadly based. Declines in the Gulf States, Europe, Africa, and Asia partially offset advances in Latin America and the Middle East.

Latin America performed best among regions, followed by the Middle East. In Latin America, Index heavyweights Peru and Colombia gained in the period, with Peru up 25% and Colombia up 9%, all in US dollars. Peru and Colombia, which plunged in 2015 along with commodity prices, rebounded strongly with rising commodity prices in early 2016. Peru benefited specifically from the increasing prices of copper and gold, the country’s two main exports. Recovering oil prices contributed to both a rising market and strengthening currency in Colombia. The Colombian peso gained about 11% against the dollar year-to-date 2016 after losing 25% in 2015. In the Middle East, the Lebanese market performed well as the country’s banks delivered better-than-expected results amid a challenging operating environment.

All three Gulf State countries in the Index (Bahrain, Kuwait, and Oman) fell amid investors’ anxieties over a growth slowdown stemming from cuts to fiscal spending, tightened liquidity conditions, and strains on consumer purchasing power. Weakness in Europe was primarily due to the underperformance of Romania and Kazakhstan. Romania’s OMV Petrom, the largest integrated oil and gas producer in Southeast Europe, suffered from poor investor sentiment following a decline in production due to the curtailment of its capital expenditure program. Halyk Bank, the

FUND FACTS at April 30, 2016
TOTAL NET ASSETS		$ 363.1 M
SALES CHARGE		NONE
NUMBER OF HOLDINGS		75
TURNOVER (5 YR. AVG.)		36%
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLFMX	HLMOX
CUSIP	412295867	412295859
INCEPTION DATE	5/27/2008	12/31/2010
MINIMUM INVESTMENT[1]	$100,000	$5,000
EXPENSE RATIO	1.79%	2.20%

1Lower minimums available through certain brokerage firms.

top lender in Kazakhstan, released weak guidance for 2016, highlighting a potential deterioration in asset quality on the back of 2015’s substantial currency devaluation. Asia declined despite the positive performance of the Philippines, which accounts for almost 30% of the Index. Universal Robina, a leading food and beverage company, saw margins bolstered by soft input prices. Sri Lanka declined 12% due to investor concerns over its widening trade deficit and the increasing tax burden on companies in key sectors of the economy.

Africa’s decline owed to the poor performance of Nigeria, where currency woes continued to weigh heavily. President Muhammadu Buhari’s administration has been stubborn in its refusal to devalue the naira, resorting instead to administrative restrictions and limiting access to foreign currency. These measures push individuals and businesses to the unofficial market, where the naira is reportedly exchanged at a rate double the official exchange rate.1

Most sectors gained value during the quarter, including Financials, Industrials, and Materials, which collectively account for over 70% of the Index. Financials benefited from the strength of banks in Colombia and Peru. Only three sectors lost value, including Energy and Health Care, as well as Consumer Staples, which lagged due to poor sentiment surrounding Nigerian consumer companies.

¢ PERFORMANCE ATTRIBUTION

Stock selection in Consumer Discretionary and an overweight in weakly-performing Consumer Staples detracted most from sector performance relative to the benchmark. In Consumer Discretionary, Saudi fast food chain Herfy Food Services and Saudi electronics

1Maggie Fick and David Pilling, “Nigeria Central Bank Changes Tack with Surprise Rate Rise,” The Financial Times (March 22, 2016).

PERFORMANCE (% TOTAL RETURNS)
	for periods ending March 31, 2016					for periods ending April 30, 2016
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*
FRONTIER EMERGING MARKETS PORTFOLIO - INSTITUTIONAL CLASS	-14.65	-2.65	-0.06	–	-3.39	-15.63	-1.59	0.08	–	-2.84
MSCI FRONTIER EMERGING MARKETS INDEX	-12.06	-2.78	0.45	-0.85	–	-12.99	-2.03	0.43	-0.34	–
FRONTIER EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	-14.99	-3.03	-0.46	-1.25	–	-15.91	-2.01	-0.31	-0.46	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 5/27/08. Index performance prior to 12/2/08 cannot be shown since it relies on back-filled data. Inception of the Investor Class, 12/31/10.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds. com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

retailer Jarir Marketing each underperformed due to weakening consumer demand in the face of still-low oil prices. The Portfolio benefited most from our Consumer Staples holdings, including Olympic Industries and Universal Robina. Strong growth in the latter company’s branded packaged foods business complemented the higher margins gained through lower commodity prices and cost controls.

By geography, weak stock selection in the Gulf States and the Portfolio’s underweight in outperforming Latin America detracted from relative returns. In the Gulf, the biggest detractors were the aforementioned consumer companies in Saudi Arabia. Our stock picks in Latin America contributed to relative performance, including Colombian cement companies Cementos Argos and CEMEX Latam.

¢ INVESTMENT PERSPECTIVES

Diversification and Deviation

We approach portfolio construction from the bottom up, investing in what we believe are high-quality, sustainable-growth businesses supported by strong competitive advantages and capable, experienced managements whose interests are aligned with ours as minority shareholders. We seek investment opportunities across the entire frontier markets (FM) universe, not attempting to mimic the benchmark’s country or sector weights. We note that the Index is unrepresentative of the opportunity set, as it skews heavily towards several large markets: the Philippines, Kuwait, and Colombia together account for nearly half of the Index. Because idiosyncratic risk in individual FMs is high, broad diversification across countries and sectors, taking advantage of low correlations, is important to mitigate portfolio volatility. While this approach, involving significant structural deviation from the benchmark, will inevitably lead to periods of underperformance (as was the case during the trailing six months), we believe that our Portfolio, constructed in accordance with our investment process and adhering to our diversification guidelines, may deliver somewhat lower volatility of portfolio returns over the long term.

During the six-month period, we selectively added to our Consumer Staples holdings, increasing our positions in several high-quality companies at attractive valuations. We purchased Tanzania Breweries Limited, the dominant brewer in Tanzania with over 80% market share. The company should continue its growth trend, driven by increased consumption of its mainstream beer brands and Chibuku, its value brand. Chibuku targets consumers of home brew, who still account for half of total alcohol consumption in the country. We also added to our position in Estonia’s Tallink Group. Tallink is one of the largest passenger ferry companies in the North Baltic Sea region, operating routes between the Estonian capital Tallinn and other regional capitals, including Riga, Helsinki, and Stockholm. Lower fuel costs and strong passenger numbers should have a positive impact on the company’s profitability.

We seek investment opportunities across the entire frontier markets universe, not attempting to mimic the benchmark’s country or sector weights.

We also added Ukrainian agro-industrial company Kernel to the Portfolio. With 21% of Ukraine’s sunflower-crushing capacity, Kernel is the country’s largest oilseed crusher and sunflower oil exporter. Kernel’s competitive advantages include its access to bank financing to fund oilseed purchases from farmers, as well as its ownership of grain storage silos and port transshipment terminals, all of which have enabled Kernel to earn superior margins relative to smaller competitors. We believe Kernel is well positioned to acquire distressed local competitors in Ukraine to expand its crushing capacity at a relatively low cost.

Saudia Arabia

Reacting to Oil Price Volatility

Saudi Arabia is the Gulf region’s largest economy, and one with vast hydrocarbon reserves. Companies based in Saudi Arabia enjoy low energy costs, and the country’s large pool of foreign workers contributes to cheap labor. In addition, Saudi corporates have traditionally benefited from protective regulations, creating high barriers-to-entry for foreign competitors. At the same time, many local corporates have built substantial in-house technical capabilities and management expertise, allowing them to become formidable competitors in the Gulf region. The Saudi Arabian stock market has the largest number of listed companies and the biggest market capitalization among the Gulf States; the 168 companies listed on the Saudi Tadawul Stock Exchange have an aggregate market capitalization in excess of US$380 billion. These factors make Saudi Arabia a fertile ground for finding businesses that meet our investment criteria.

When we visited Saudi Arabia in January of this year, we noticed a more cautious attitude toward fiscal management on the part of the government officials, consumers, and corporate managements. The kingdom’s 2016 budget contemplates spending cuts and subsidy reforms as it seeks to rebalance its public finances to the reality of lower oil prices. These spending cuts, combined with salary and bonus freezes for public sector workers—who constitute a large part of the Saudi labor force—will affect consumer sentiment and purchasing power, and increased energy costs from subsidy cuts will pressure companies’ margins and profitability in the near term. However, despite these short-term headwinds, the structural foundation of long-term growth remains in place. The country’s young population (approximately half of which is under 24 years old), relatively low penetration of goods and services, and rising per capita incomes (forecasted to increase from US$25,000 in 2012 to US$33,500 by 2020) should support the sustained growth of non-oil private sector companies.2

Saudi Arabia is a fertile ground for finding businesses that meet our investment criteria.

Beyond restraining public spending, the Saudi government is focused on attracting foreign investment, and gradually shifting the economy away from a state-led growth model to one led by the private sector. The Saudi government intends to leverage the private sector to diversify the economy, attract investment, and create jobs. The kingdom has released Vision 2030, a blueprint for economic restructuring that aims to increase the private sector’s contribution to government revenue, drive non-oil exports, and encourage the development of small- and medium-sized enterprises.

GEOGRAPHIC EXPOSURE (%) at April 30, 2016
REGION	PORTFOLIO	BENCHMARK[1]
AFRICA	21.8	17.5
ASIA	29.9	36.3
EUROPE	8.6	4.7
GULF STATES	15.7	13.0
LATIN AMERICA	15.5	26.4
MIDDLE EAST	0.3	2.1
DEVELOPED MARKET LISTED[2]	4.3	–
CASH	3.9	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or emerging markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2016
SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	9.9	1.7
CONSUMER STAPLES	20.8	6.1
ENERGY	5.5	6.2
FINANCIALS	33.2	54.0
HEALTH CARE	5.1	1.6
INDUSTRIALS	3.2	8.5
INFORMATION TECHNOLOGY	0.6	0.2
MATERIALS	10.9	8.9
TELECOM SERVICES	6.2	10.1
UTILITIES	0.7	2.7
CASH	3.9	–

1MSCI Frontier Emerging Markets Index.

By 2030, non-oil revenue could increase from 10% to 70% of total government revenue, and wages from private-sector employment could rise from 19% to 58% of total household income.3 Thus, Vision 2030’s plan to stimulate investment in certain key sectors, such as technology, health care, tourism, and transportation, should help diversify the economy away from its excessive reliance on hydrocarbons and create a more sustainable foundation for the country’s growth going forward.

The Saudi government is focused on attracting foreign investment and gradually shifting the economy away from a state-led growth model to one led by the private sector.

A holding expected to benefit from this long-term shift is Almarai, the leading Gulf States food and beverage company, whose products span fresh and long-life dairy, juices, poultry, and baked goods. A market leader in virtually every major category in which it competes, Almarai’s strong brands, extensive distribution, and vertical integration are the basis of its competitive advantage. Over the past decade, Almarai has substantially expanded its manufacturing capacity, and has acquired farmland in the US, Argentina, Poland, and the Ukraine in an effort to cushion the impact of volatile commodity prices. Today Almarai’s own farms produce enough fresh milk to satisfy 95% of its internal production.

Hikes in electricity and fuel prices will create cost pressures, which the company aims to mitigate by enhancing distribution efficiency. It has introduced new high-capacity crates for dairy and juices and optimized delivery routes to reduce fuel costs. Future growth will depend on deepening penetration in existing product categories and expanding geographically in the region. The company,

2“Investment Climate,” Saudi Arabian General Investment Authority, (accessed March 31, 2016), http://www.SAGIA.gov.

3McKinsey Global Institute, “Saudi Arabia Beyond Oil,” McKinsey & Company (December 8, 2015).

guided by its goal of doubling revenues over the next five years, continues to invest aggressively in manufacturing, farming, distribution, and logistics.

Al Rajhi Bank is the second-largest bank in Saudi Arabia. The company has over 15% market share of all loans and deposits and a network of over 500 branches across the kingdom. The industry is reasonably concentrated, with the top five banks accounting for roughly 60% of assets. Saudi banking penetration, as measured by its loans-to-GDP and deposits-to-GDP ratios, is still low relative to its peers in the Gulf—Kuwait, Qatar, and the UAE. Saudi’s banking system is liquid and well capitalized—the system-wide capital adequacy ratio stood at 17.9% in 2014, well ahead of the 10.5% minimum regulatory requirement.4 Equally important, the industry is well regulated, and the country’s central bank, Saudi Arabian Monetary Agency (SAMA), is highly regarded for its stringent disclosure standards and enforcement credibility. SAMA follows major international conventions on supervision and regulation and was one of the first regulators in the region to move toward the globally accepted Basel III risk management and reporting framework.

Al Rajhi is the largest Islamic bank in the country and a clear leader in retail banking, with over 75% of its loans extended to retail customers and 36% market share in the retail segment. Currently, non-interest-bearing demand deposits account for over 90% of the bank’s total deposit base, which is the highest ratio among its peers. This low-cost deposit base is a significant source of competitive advantage for the bank. Al Rajhi is expected to benefit from a cyclical upturn in interest rates and redeployment of excess liquidity from Saudi treasuries into longer-duration government bonds at higher yields. Moreover, solid loan-loss provision coverage means the bank has the capacity to withstand potentially higher credit costs, and its strong capital base should enable it to grow without raising additional capital.

Colombia

Growth in the Midst of Challenging Economic Backdrop

As noted by the International Monetary Fund’s David Lipton, Colombia is one of the few Latin American countries with a history of market-friendly policy choices, including a market-based exchange rate system, an inflation-targeting monetary policy, effective banking regulation, and a fiscal policy guided by the structural balance rule. The country earned an investment-grade credit rating in 2011, and subsequent upgrades by the leading rating agencies.

However, the recent oil price shock took a toll on its economy, given that oil accounts for about half of exports and one-fifth of fiscal revenue. The Colombian peso depreciated 25% against the US dollar in 2015, and the government had to raise corporate tax rates to cover the shortfall. Despite this blow, the Colombian government remains committed to its infrastructure development program. We believe that Colombian authorities are on the right track in allowing the exchange rate to adjust to external pressures. Although that led to falling asset and currency returns for US dollar-based

TEN LARGEST HOLDINGS at April 30, 2016
COMPANY	SECTOR	COUNTRY	%
SAFARICOM	TELECOM SERVICES	KENYA	4.0
UNIVERSAL ROBINA	CONS STAPLES	PHILIPPINES	3.5
EQUITY BANK	FINANCIALS	KENYA	3.2
SQUARE PHARMACEUTICALS	HEALTH CARE	BANGLADESH	3.2
CEMENTOS ARGOS	MATERIALS	COLOMBIA	3.0
OLYMPIC INDUSTRIES	CONS STAPLES	BANGLADESH	2.8
CREDICORP	FINANCIALS	PERU	2.6
EAST AFRICAN BREWERIES	CONS STAPLES	KENYA	2.6
CEMEX LATAM	MATERIALS	COLOMBIA	2.5
BPI	FINANCIALS	PHILIPPINES	2.4

investors in 2015, the country’s rebound in 2016 alleviated those woes, and the peso gained about 11% against the dollar from the beginning of the year through April.

We remain disciplined in investing in high-quality, growing companies and continue to receive reports of good earnings growth from our holdings in Colombia.

We remain disciplined in investing in high-quality, growing companies and continue to receive reports of good earnings growth from our holdings in Colombia. One such company is Cementos Argos, Colombia’s leading cement producer with over 60% share of installed capacity. The Colombian cement market is highly consolidated with only three players controlling 98% of the market. All three companies operate in the inland cities and the capital city of Bogotá, but Argos’ unique advantage of also owning production plants in the coastal areas of Cartagena and Barranquilla give it an approximately 90% market share of the northern coastal region. Competition is low due to the concentrated industry structure and established territorial dominance. Consequently, cement prices and operating margins are relatively high compared with those in other countries in the region. More importantly, we think Argos still has many more years of sustainable growth ahead and the company’s plants in commercial centers seem well placed to participate aggressively in supplying cement to the country’s “4G concession,” a highway expansion program expected to start construction in the second half of 2016.

4“Fifty First Annual Report,” Saudi Arabian Monetary Agency (June 2015).

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

¢ DISCLOSURES

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Companies held in the Portfolios during the first half of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographic allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: FactSet, Harding Loevner Portfolios, and MSCI Inc. Differences may exist between this source data and similar information reported in the financial statements due to timing differences and/or adjustments required pursuant to Generally Accepted Accounting Principles (GAAP).

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

INDEX DEFINITIONS

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 45 developed and emerging markets countries and targets companies within a market capitalization range of USD 39–7,857 million (as of April 29, 2016) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 23 emerging market countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 23 frontier markets and 4 emerging markets. Net dividends reinvested.

The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diver-sified across the spectrum of commodities.

You cannot invest directly in these Indices.

TERM DEFINITIONS

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Capital Adequacy Ratio is a measure of a bank’s capital. It is expressed as a percentage of a bank’s risk weighted credit exposures.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Cash Flow Return on Invested Capital is a method of caluation that compares a company’s chas return to its equity.

Correlation is a statistical measure of how two securities move in relation to each other.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Return on Equity (ROE) is the net income divided by total common equity outstanding, expressed as a percent.

Revenue is the amount of money that a company actually receives during a specific period, including discounts and deductions for returned merchandise.

Smart Beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

Global Equity Portfolio

International Equity Portfolio

International Equity Research Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

April 30, 2016

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2016 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2016.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During Period * (November 1, 2015 to April 30, 2016)

Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$992.60	0.93%	$4.61
Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	0.93%	4.67
Global Equity Portfolio — Advisor Class
Actual	1,000.00	990.90	1.22%	6.04
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	1.22%	6.12
International Equity Portfolio — Institutional Class
Actual	1,000.00	997.20	0.84%	4.17
Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	0.84%	4.22
International Equity Portfolio — Investor Class
Actual	1,000.00	995.90	1.18%	5.86
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	1.18%	5.92
International Equity Research Portfolio — Institutional Class**
Actual	1,000.00	1,051.00	0.90%	3.40
Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	0.90%	4.52
International Equity Research Portfolio — Investor Class**
Actual	1,000.00	1,050.00	1.15%	4.35
Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	1.15%	5.77
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	1,019.50	1.25%	6.28
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	1.25%	6.27
International Small Companies Portfolio — Investor Class
Actual	1,000.00	1,019.40	1.50%	7.53
Hypothetical (5% annual return before expenses)	1,000.00	1,017.40	1.50%	7.52

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

** International Equity Research Portfolio commenced operations on December 17, 2015 and the Actual example reflects the period from December 17, 2015 to April 30, 2016 (135 days). However, for purposes of comparability, the Hypothetical example assumes that the Portfolio was operational for the full six month period.

Harding, Loevner Funds, Inc.

Expense Example (continued)

April 30, 2016 (unaudited)

Portfolio	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio	Expenses Paid During Period * (November 1, 2015 to April 30, 2016)

Institutional Emerging Markets Portfolio — Class I
Actual	$1,000.00	$1,011.40	1.30%	$6.50
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	1.30%	6.52
Institutional Emerging Markets Portfolio — Class II
Actual	1,000.00	1,012.40	1.14%	5.70
Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	1.14%	5.72
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	1,010.90	1.47%	7.35
Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	1.47%	7.37
Frontier Emerging Markets Portfolio — Institutional Class
Actual	1,000.00	987.60	1.83%	9.04
Hypothetical (5% annual return before expenses)	1,000.00	1,015.76	1.83%	9.17
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	984.60	2.25%	11.10
Hypothetical (5% annual return before expenses)	1,000.00	1,013.67	2.25%	11.27

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 97.8%
China - 4.1%

Baidu Inc. - Sponsored ADR (Software & Services)*	79,300	$15,407,990

Ctrip.com International Ltd. - ADR (Retailing)*	229,900	10,025,939

Tencent Holdings Ltd. (Software & Services)†	444,100	9,011,822

		34,445,751

France - 4.5%

Air Liquide SA (Materials)†	84,300	9,568,772

Dassault Systemes SA (Software & Services)†	119,100	9,319,380

Essilor International SA (Health Care Equipment & Services)†	73,100	9,467,808

L’Oreal SA (Household & Personal Products)†	48,300	8,767,920

		37,123,880

Germany - 0.7%

Linde AG (Materials)†	40,100	6,127,810

Hong Kong - 2.2%

AIA Group Ltd. (Insurance)†	3,094,500	18,513,739

Indonesia - 0.9%

Bank Central Asia Tbk PT (Banks)†	7,192,624	7,097,218

Italy - 1.0%

Tenaris SA - ADR (Energy)	297,850	8,062,800

Japan - 10.9%

FANUC Corp. (Capital Goods)†	47,000	6,895,140

Kakaku.com Inc. (Software & Services)†	321,788	5,790,994

Keyence Corp. (Technology Hardware & Equipment)†	16,596	9,883,928

Kubota Corp. (Capital Goods)†	417,056	6,092,327

M3 Inc. (Health Care Equipment & Services)†	928,096	25,081,130

Makita Corp. (Capital Goods)†	172,300	10,720,938

MonotaRO Co., Ltd. (Capital Goods)†	338,000	10,119,230

Pigeon Corp. (Household & Personal Products)†	364,448	9,542,112

Stanley Electric Co., Ltd. (Automobiles & Components)†	305,298	6,216,638

		90,342,437

	Shares	Value
COMMON STOCKS - 97.8% (continued)
Mexico - 1.1%

America Movil SAB de CV, Series L - Sponsored ADR (Telecommunication Services)	654,400	$9,266,304

Russia - 2.1%

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	139,100	4,817,967

Yandex NV, Class A (Software & Services)*	604,900	12,382,303

		17,200,270

South Africa - 2.1%

MTN Group Ltd. (Telecommunication Services)†	741,800	7,825,552

Sasol Ltd. (Energy)†	282,930	9,280,997

		17,106,549

Spain - 1.3%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	911,800	6,278,617

Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)†	201,200	4,382,941

		10,661,558

Sweden - 2.1%

Atlas Copco AB, Class A (Capital Goods)†	318,300	8,229,417

Elekta AB, Class B (Health Care Equipment & Services)†	1,269,500	9,273,818

		17,503,235

Switzerland - 5.2%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	71,700	11,936,923

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	167,100	12,460,647

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	39,000	9,864,794

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	64,700	8,651,483

		42,913,847

Turkey - 0.9%

Turkiye Garanti Bankasi AS - ADR (Banks)	2,580,200	7,818,006

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 97.8% (continued)
United Kingdom - 4.4%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	558,393	$4,831,497

ARM Holdings plc - Sponsored ADR (Semiconductors & Semiconductor Equipment)	158,800	6,540,972

Rotork plc (Capital Goods)†	2,200,900	6,015,097

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	107,700	6,723,859

WPP plc (Media)†	550,200	12,862,061

		36,973,486

United States - 54.3%

3M Co. (Capital Goods)	72,000	12,051,360

Abbott Laboratories (Health Care Equipment & Services)	196,500	7,643,850

AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	169,400	10,333,400

Alphabet Inc., Class A (Software & Services)*	33,050	23,395,434

Amazon.com Inc. (Retailing)*	25,875	17,066,891

American Express Co. (Diversified Financials)	173,600	11,358,648

AmerisourceBergen Corp. (Health Care Equipment & Services)	93,600	7,965,360

Cognex Corp. (Technology Hardware & Equipment)	226,500	8,047,545

Colgate-Palmolive Co. (Household & Personal Products)	203,500	14,432,220

DaVita HealthCare Partners Inc. (Health Care Equipment & Services)*	124,120	9,172,468

Exxon Mobil Corp. (Energy)	130,100	11,500,840

F5 Networks Inc. (Technology Hardware & Equipment)*	141,500	14,822,125

Facebook Inc., Class A (Software & Services)*	106,000	12,463,480

First Republic Bank (Banks)	275,500	19,373,160

IMS Health Holdings Inc. (Health Care Equipment & Services)*	574,600	15,307,344

IPG Photonics Corp. (Technology Hardware & Equipment)*	124,200	10,764,414

Lazard Ltd., Class A (Diversified Financials)	218,400	7,873,320

MasterCard Inc., Class A (Software & Services)	171,300	16,614,387

	Shares	Value
COMMON STOCKS - 97.8% (continued)
United States - 54.3% (continued)

Microsoft Corp. (Software & Services)	188,800	$9,415,456

Monsanto Co. (Materials)	80,300	7,522,504

NIKE Inc., Class B (Consumer Durables & Apparel)	506,000	29,823,640

PayPal Holdings Inc. (Software & Services)*	357,300	13,999,014

Priceline Group Inc. (Retailing)*	15,015	20,175,055

Red Hat Inc. (Software & Services)*	110,200	8,085,374

Roper Technologies Inc. (Capital Goods)	124,000	21,835,160

salesforce.com Inc. (Software & Services)*	123,400	9,353,720

Schlumberger Ltd. (Energy)	340,600	27,363,804

Signature Bank (Banks)*	57,800	7,966,574

SVB Financial Group (Banks)*	212,200	22,128,216

Verisk Analytics Inc. (Commercial & Professional Services)*	245,600	19,053,648

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	74,000	9,631,840

Wells Fargo & Co. (Banks)	288,400	14,414,231

		450,954,482

Total Common Stocks (Cost $648,920,497)		$812,111,372

PREFERRED STOCKS - 1.5%

Brazil - 1.0%

Itau Unibanco Holding SA - Sponsored ADR (Banks)	887,800	8,460,734

Spain - 0.5%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	242,200	3,807,384

Total Preferred Stocks (Cost $10,959,584)		$12,268,118

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
SHORT TERM INVESTMENTS - 0.3%
Northern Institutional Funds - Prime Obligations Portfolio, 0.42% (Money Market Fund)	2,282,417	$2,282,417

Total Short Term Investments (Cost $2,282,417)		$2,282,417

Total Investments — 99.6%

(Cost $662,162,498)		$826,661,907

Other Assets Less Liabilities - 0.4%		3,519,690

Net Assets — 100.0%		$830,181,597

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets
Automobiles & Components	0.7%

Banks	11.3

Capital Goods	9.9

Commercial & Professional Services	2.3

Consumer Durables & Apparel	3.6

Diversified Financials	2.3

Energy	6.8

Food & Staples Retailing	0.6

Food, Beverage & Tobacco	1.5

Health Care Equipment & Services	11.1

Household & Personal Products	3.9

Insurance	2.2

Materials	2.8

Media	1.6

Money Market Fund	0.3

Pharmaceuticals, Biotechnology & Life Sciences	7.4

Retailing	5.7

Semiconductors & Semiconductor Equipment	0.8

Software & Services	17.5

Technology Hardware & Equipment	5.2

Telecommunication Services	2.1

Total Investments	99.6

Other Assets Less Liabilities	0.4

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 92.7%
Australia - 1.5%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,111,300	$88,670,531

Belgium - 2.1%

Anheuser-Busch InBev SA/NV - Sponsored ADR (Food, Beverage & Tobacco)	961,700	119,423,906

Canada - 2.1%

Canadian National Railway Co. (Transportation)	1,970,100	121,279,356

China - 2.9%

Baidu Inc. - Sponsored ADR (Software & Services)*	854,700	166,068,210

Denmark - 1.0%

Coloplast A/S, Class B (Health Care Equipment & Services)†	765,300	57,423,210

Finland - 1.5%

Kone OYJ, Class B (Capital Goods)†	1,853,020	84,598,301

France - 10.9%

Air Liquide SA (Materials)†	1,611,280	182,894,080

Dassault Systemes SA (Software & Services)†	3,004,318	235,082,970

L’Oreal SA (Household & Personal Products)†	825,600	149,871,515

LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)†	352,300	58,421,469

		626,270,034

Germany - 11.7%

Allianz SE, Reg S (Insurance)†	1,005,500	170,536,762

Bayerische Motoren Werke AG (Automobiles & Components)†	1,181,100	108,780,530

Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)†	1,115,400	96,747,146

FUCHS PETROLUB SE (Materials)†	448,740	16,569,904

Linde AG (Materials)†	504,610	77,111,075

SAP SE - Sponsored ADR (Software & Services)	1,557,080	122,417,630

Symrise AG (Materials)†	1,149,100	76,084,947

		668,247,994

	Shares	Value
COMMON STOCKS - 92.7% (continued)
Hong Kong - 3.8%

AIA Group Ltd. (Insurance)†	36,625,500	$219,122,620

Japan - 16.7%

FANUC Corp. (Capital Goods)†	1,010,900	148,304,181

JGC Corp. (Capital Goods)†	3,747,000	62,878,555

Keyence Corp. (Technology Hardware & Equipment)†	233,381	138,992,591

Kubota Corp. (Capital Goods)†	2,989,266	43,667,006

M3 Inc. (Health Care Equipment & Services)†	3,447,400	93,163,515

MISUMI Group Inc. (Capital Goods)†	6,595,400	90,437,219

Mitsubishi Estate Co., Ltd. (Real Estate)†	2,855,000	54,262,170

MonotaRO Co., Ltd. (Capital Goods)†	2,248,700	67,322,819

Park24 Co., Ltd. (Commercial & Professional Services)†	2,519,500	70,923,089

Sysmex Corp. (Health Care Equipment & Services)†	2,592,800	160,843,324

Unicharm Corp. (Household & Personal Products)†	1,264,428	26,034,260

		956,828,729

Singapore - 1.8%

DBS Group Holdings Ltd. (Banks)†	8,959,383	101,377,505

South Africa - 4.3%

MTN Group Ltd. (Telecommunication Services)†	5,164,700	54,484,534

Naspers Ltd., Class N (Media)†	912,900	125,867,980

Sasol Ltd. (Energy)†	2,008,500	65,885,144

		246,237,658

South Korea - 1.7%

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	178,400	97,301,990

Spain - 1.5%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	8,340,100	57,429,583

Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)†	1,225,200	26,689,760

		84,119,343

Sweden - 2.5%

Alfa Laval AB (Capital Goods)†	3,869,400	60,951,292

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 92.7% (continued)
Sweden - 2.5% (continued)

Atlas Copco AB, Class A (Capital Goods)†	3,186,400	$82,382,077

		143,333,369

Switzerland - 8.3%

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	3,045,200	227,080,564

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	723,200	182,928,704

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	485,600	64,932,922

		474,942,190

Taiwan - 1.6%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	11,038,125	50,576,605

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	1,888,300	44,544,997

		95,121,602

Turkey - 1.2%

Turkiye Garanti Bankasi AS - ADR (Banks)	21,978,200	66,593,946

United Kingdom - 11.2%

ARM Holdings plc (Semiconductors & Semiconductor Equipment)†	10,790,500	148,185,412

Royal Dutch Shell plc, Class B (Energy)†	7,235,716	189,988,353

Unilever plc (Household & Personal Products)†	2,205,600	98,906,708

WPP plc (Media)†	8,669,200	202,660,448

		639,740,921

United States - 4.4%

Bunge Ltd. (Food, Beverage & Tobacco)	1,765,760	110,360,000

Schlumberger Ltd. (Energy)	1,765,700	141,856,338

		252,216,338

Total Common Stocks (Cost $4,584,472,071)		$5,308,917,753

	Shares	Value
PREFERRED STOCKS - 3.8%
Brazil - 1.4%

Itau Unibanco Holding SA - Sponsored ADR (Banks)	8,545,664	$81,440,178

Germany - 0.7%

FUCHS PETROLUB SE (Materials)†	965,700	41,369,168

South Korea - 1.2%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	149,800	67,917,555

Spain - 0.5%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,630,400	25,629,888

Total Preferred Stocks (Cost $196,087,842)		$216,356,789

SHORT TERM INVESTMENTS - 3.1%

Northern Institutional Funds - Prime Obligations Portfolio, 0.42% (Money Market Fund)	176,164,464	176,164,464

Total Short Term Investments (Cost $176,164,464)		$176,164,464

Total Investments — 99.6%

(Cost $4,956,724,377)		$5,701,439,006

Other Assets Less Liabilities - 0.4%		21,477,126

Net Assets — 100.0%		$5,722,916,132

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets
Automobiles & Components	1.9%

Banks	5.4

Capital Goods	11.2

Commercial & Professional Services	1.2

Consumer Durables & Apparel	1.0

Energy	6.9

Food, Beverage & Tobacco	8.0

Health Care Equipment & Services	8.3

Household & Personal Products	4.8

Insurance	6.8

Materials	6.9

Media	5.7

Money Market Fund	3.1

Pharmaceuticals, Biotechnology & Life Sciences	5.7

Real Estate	0.9

Semiconductors & Semiconductor Equipment	4.3

Software & Services	9.1

Technology Hardware & Equipment	5.3

Telecommunication Services	1.0

Transportation	2.1

Total Investments	99.6

Other Assets Less Liabilities	0.4

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 94.1%
Brazil - 0.9%

CETIP SA - Mercados Organizados (Diversified Financials)	1,600	$19,642

Lojas Renner SA (Retailing)	3,000	18,117

Ultrapar Participacoes SA - Sponsored ADR (Energy)	950	19,931

		57,690

Canada - 4.0%

Canadian National Railway Co. (Transportation)	1,120	68,947

Cenovus Energy Inc. (Energy)	4,200	66,580

Encana Corp. (Energy)	7,980	61,127

Imperial Oil Ltd. (Energy)	2,010	66,290

		262,944

China - 5.0%

51job Inc. - ADR (Commercial & Professional Services)*	530	15,794

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	5,600	14,282

Baidu Inc. - Sponsored ADR (Software & Services)*	77	14,961

China Merchants Holdings International Co., Ltd. (Transportation)†	5,000	14,820

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	1,060	60,971

CNOOC Ltd. - Sponsored ADR (Energy)	150	18,515

Ctrip.com International Ltd. - ADR (Retailing)*	310	13,519

ENN Energy Holdings Ltd. (Utilities)†	3,100	15,095

Haitian International Holdings Ltd. (Capital Goods)†	10,400	17,748

Hengan International Group Co., Ltd. (Household & Personal Products)†	1,570	14,006

JD.com Inc. - ADR (Retailing)*	490	12,524

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,770	14,245

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	20,000	14,187

	Shares	Value
COMMON STOCKS - 94.1% (continued)
China - 5.0% (continued)

Sun Art Retail Group Ltd. (Food & Staples Retailing)†	76,000	$56,962

Tencent Holdings Ltd. (Software & Services)†	800	16,234

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	11,150	12,983

		326,846

Colombia - 1.4%

Cementos Argos SA - Sponsored ADR (Materials)#†	1,130	22,967

Cemex Latam Holdings SA (Materials)*	5,430	24,894

Ecopetrol SA - Sponsored ADR (Energy)	1,800	17,892

Grupo Nutresa SA (Food, Beverage & Tobacco)	2,430	22,179

		87,932

Denmark - 0.6%

Chr Hansen Holding A/S (Materials)†	610	37,840

France - 1.4%

Air Liquide SA (Materials)†	520	59,024

Dassault Systemes SA (Software & Services)†	450	35,212

		94,236

Germany - 7.1%

Allianz SE, Reg S (Insurance)†	340	57,665

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	500	57,698

Bayerische Motoren Werke AG (Automobiles & Components)†	700	64,471

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	390	28,981

Henkel AG & Co. KGaA (Household & Personal Products)†	650	66,020

Linde AG (Materials)†	420	64,182

SAP SE - Sponsored ADR (Software & Services)	780	61,324

Symrise AG (Materials)†	910	60,253

		460,594

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 94.1% (continued)
Hong Kong - 3.0%

AIA Group Ltd. (Insurance)†	10,400	$62,221

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	4,100	29,581

Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)†	2,400	60,490

Sands China Ltd. (Consumer Services)†	12,400	44,191

		196,483

Hungary - 0.5%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,670	33,190

India - 3.4%

Ambuja Cements Ltd. (Materials)†	5,280	17,535

Asian Paints Ltd. (Materials)†	1,160	15,119

Axis Bank Ltd. (Banks)†	2,460	17,438

Bharti Airtel Ltd. (Telecommunication Services)†	3,300	18,040

Bharti Infratel Ltd. (Telecommunication Services)†	2,620	14,837

Dabur India Ltd. (Household & Personal Products)†	3,750	15,570

Emami Ltd. (Household & Personal Products)†	1,010	15,345

Godrej Consumer Products Ltd. (Household & Personal Products)†	780	15,515

GRUH Finance Ltd. (Banks)†	3,950	15,251

Hero MotoCorp Ltd. (Automobiles & Components)†	400	17,420

Housing Development Finance Corp., Ltd. (Banks)†	850	13,904

ITC Ltd. (Food, Beverage & Tobacco)†	3,160	15,441

Max Financial Services Ltd. (Insurance)†	2,100	11,577

Max India Ltd. (Insurance)*^††	2,100	1,758

Max Ventures & Industries Ltd. (Insurance)*^††	420	—

Tata Consultancy Services Ltd. (Software & Services)†	410	15,625

		220,375

	Shares	Value
COMMON STOCKS - 94.1% (continued)
Indonesia - 0.5%

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	20,000	$15,657

Kalbe Farma Tbk PT (Pharmaceuticals, Biotechnology & Life Sciences)†	173,800	18,057

		33,714

Italy - 1.1%

Tenaris SA - ADR (Energy)	2,540	68,758

Japan - 23.2%

ABC-Mart Inc. (Retailing)†	1,140	73,930

Daito Trust Construction Co., Ltd. (Real Estate)†	550	78,159

Dentsu Inc. (Media)†	1,220	61,390

Fast Retailing Co., Ltd. (Retailing)†	230	59,337

Hakuhodo DY Holdings Inc. (Media)†	5,590	63,223

Kakaku.com Inc. (Software & Services)†	1,900	34,193

Keyence Corp. (Technology Hardware & Equipment)†	117	69,681

Komatsu Ltd. (Capital Goods)†	3,890	65,923

Kubota Corp. (Capital Goods)†	4,800	70,118

Lawson Inc. (Food & Staples Retailing)†	780	60,888

M3 Inc. (Health Care Equipment & Services)†	1,700	45,941

Makita Corp. (Capital Goods)†	1,100	68,445

MISUMI Group Inc. (Capital Goods)†	2,300	31,538

Mitsubishi Estate Co., Ltd. (Real Estate)†	3,000	57,018

MonotaRO Co., Ltd. (Capital Goods)†	1,400	41,914

NGK Insulators Ltd. (Capital Goods)†	2,750	56,063

Nidec Corp. (Capital Goods)†	820	59,301

Nomura Research Institute Ltd. (Software & Services)†	1,620	56,889

Park24 Co., Ltd. (Commercial & Professional Services)†	1,400	39,410

Pigeon Corp. (Household & Personal Products)†	1,300	34,037

Rinnai Corp. (Consumer Durables & Apparel)†	710	62,381

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 94.1% (continued)
Japan - 23.2% (continued)

Shiseido Co., Ltd. (Household & Personal Products)†	2,800	$62,533

SMC Corp. (Capital Goods)†	235	56,899

Stanley Electric Co., Ltd. (Automobiles & Components)†	1,400	28,508

Start Today Co., Ltd. (Retailing)†	1,000	43,692

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	570	27,561

Suruga Bank Ltd. (Banks)†	3,170	61,455

Sysmex Corp. (Health Care Equipment & Services)†	600	37,221

		1,507,648

Mexico - 1.2%

America Movil SAB de CV, Series L - Sponsored ADR (Telecommunication Services)	2,050	29,028

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	210	18,331

Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,900	16,463

Grupo Televisa SAB - Sponsored ADR (Media)	560	16,369

		80,191

Netherlands - 1.3%

Koninklijke Vopak NV (Energy)†	1,550	84,265

Panama - 0.3%

Copa Holdings SA, Class A (Transportation)	320	20,400

Peru - 1.2%

Alicorp SAA (Food, Beverage & Tobacco)	17,290	32,786

Credicorp Ltd. (Banks)	150	21,813

Union Andina de Cementos SAA (Materials)	30,260	26,250

		80,849

Philippines - 1.3%

Bank of the Philippine Islands (Banks)†	8,800	16,982

Jollibee Foods Corp. (Consumer Services)†	10,350	50,649

Universal Robina Corp. (Food, Beverage & Tobacco)†	4,090	18,141

		85,772

	Shares	Value
COMMON STOCKS - 94.1% (continued)
Qatar - 2.0%

Qatar Electricity & Water Co. QSC (Utilities)†	1,090	$62,872

Qatar National Bank SAQ (Banks)†	1,656	65,032

		127,904

Russia - 1.9%

Lukoil PJSC - Sponsored ADR (Energy)	440	18,700

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	410	14,201

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	12,020	18,983

Novatek OAO - Sponsored GDR, Reg S (Energy)†	180	17,406

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	2,550	20,472

Yandex NV, Class A (Software & Services)*	1,540	31,524

		121,286

Singapore - 0.9%

DBS Group Holdings Ltd. (Banks)†	5,250	59,405

South Africa - 2.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*†	820	19,407

Clicks Group Ltd. (Food & Staples Retailing)†	2,290	16,712

Life Healthcare Group Holdings Ltd. (Health Care Equipment & Services)†	7,080	18,609

Massmart Holdings Ltd. (Food & Staples Retailing)†	2,160	18,546

MTN Group Ltd. (Telecommunication Services)†	1,790	18,883

Naspers Ltd., Class N (Media)†	115	15,856

Sasol Ltd. (Energy)†	610	20,010

Standard Bank Group Ltd. (Banks)†	2,140	19,135

		147,158

South Korea - 0.8%

Coway Co., Ltd. (Consumer Durables & Apparel)†	210	18,148

Hankook Tire Co., Ltd. (Automobiles & Components)†	390	18,167

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 94.1% (continued)

South Korea - 0.8% (continued)

NAVER Corp. (Software & Services)†	28	$16,598

		52,913

Spain - 2.7%

Amadeus IT Holding SA, Class A (Software & Services)†	1,420	64,751

Banco Bilbao Vizcaya Argentaria SA (Banks)†	4,883	33,624

Banco Santander SA (Banks)†	7,150	36,407

Bankinter SA (Banks)†	4,970	38,007

		172,789

Sweden - 3.1%

Alfa Laval AB (Capital Goods)†	3,510	55,290

Elekta AB, Class B (Health Care Equipment & Services)†	3,520	25,714

Skandinaviska Enskilda Banken AB, Class A (Banks)†	6,230	59,459

Svenska Handelsbanken AB, Class A (Banks)†	4,570	60,791

		201,254

Switzerland - 7.4%

Cie Financiere Richemont SA (Consumer Durables & Apparel)†	970	64,590

Givaudan SA, Reg S (Materials)†	33	65,049

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	390	64,929

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	830	61,893

Novartis AG - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)	890	67,613

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	220	55,648

SGS SA, Reg S (Commercial & Professional Services)†	32	70,464

Temenos Group AG, Reg S (Software & Services)*†	590	30,562

		480,748

Taiwan - 2.3%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	2,000	14,078

	Shares	Value
COMMON STOCKS - 94.1% (continued)

Taiwan - 2.3% (continued)

Airtac International Group (Capital Goods)†	3,000	$19,831

Delta Electronics Inc. (Technology Hardware & Equipment)†	3,000	13,902

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,022	11,608

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	230	16,070

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	16,000	73,312

		148,801

Thailand - 0.3%

Siam Commercial Bank pcl, Reg S (Banks)†	4,400	16,816

Turkey - 0.8%

Anadolu Hayat Emeklilik AS (Insurance)†	16,470	33,744

Turkiye Garanti Bankasi AS - ADR (Banks)	6,470	19,604

		53,348

United Arab Emirates - 1.0%

Agthia Group PJSC (Food, Beverage & Tobacco)†	15,210	32,205

DP World Ltd. (Transportation)†	820	15,428

Emaar Properties PJSC (Real Estate)†	10,490	19,293

		66,926

United Kingdom - 11.2%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	3,320	28,726

Aberdeen Asset Management plc (Diversified Financials)†	10,600	46,528

ARM Holdings plc (Semiconductors & Semiconductor Equipment)†	4,680	64,270

BBA Aviation plc (Transportation)†	11,810	34,572

BGEO Group plc (Banks)†	1,080	36,243

Burberry Group plc (Consumer Durables & Apparel)†	3,350	58,126

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 94.1% (continued)

United Kingdom - 11.2% (continued)

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,990	$64,218

HSBC Holdings plc - Sponsored ADR (Banks)	1,890	62,994

Jardine Lloyd Thompson Group plc (Insurance)†	2,260	28,620

Rathbone Brothers plc (Diversified Financials)†	900	26,715

Rotork plc (Capital Goods)†	11,530	31,512

Smith & Nephew plc (Health Care Equipment & Services)†	3,810	64,498

St James’s Place plc (Insurance)†	4,350	55,305

Unilever plc (Household & Personal Products)†	1,440	64,575

WPP plc (Media)†	2,660	62,183

		729,085

Total Common Stocks (Cost $5,874,075)		$6,118,160

PREFERRED STOCKS - 2.5%

Brazil - 0.7%

Banco Bradesco SA - ADR (Banks)	3,168	23,665

Itau Unibanco Holding SA - Sponsored ADR (Banks)	2,100	20,013

		43,678

Germany - 1.0%

FUCHS PETROLUB SE (Materials)†	1,570	67,256

South Korea - 0.8%

Amorepacific Corp. (Household & Personal Products)†	80	15,880

LG Household & Health Care Ltd. (Household & Personal Products)†	34	17,529

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	48	21,763

		55,172

Total Preferred Stocks (Cost $156,233)		$166,106

	Shares	Value
SHORT TERM INVESTMENTS - 3.5%

Northern Institutional Funds - Prime Obligations Portfolio, 0.42% (Money Market Fund)	229,190	$229,190

Total Short Term Investments (Cost $229,190)		$229,190

Total Investments — 100.1%

(Cost $6,259,498)		$6,513,456

Liabilities Less Other Assets - (0.1)%		(8,771)

Net Assets — 100.0%		$6,504,685

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Restricted security that has been deemed illiquid. At April 30, 2016, the value of this restricted illiquid security amounted to approximately $1,758 or less than 0.1% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
Max India Ltd.	12/17/15	$ —

Max Ventures & Industries Ltd.	12/17/15	—

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
††	Investment categorized as level 3 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

Industry	Percentage of Net Assets
Automobiles & Components	2.0%

Banks	11.5

Capital Goods	8.8

Commercial & Professional Services	1.9

Consumer Durables & Apparel	3.7

Consumer Services	1.5

Diversified Financials	2.6

Energy	7.1

Food & Staples Retailing	3.0

Food, Beverage & Tobacco	3.3

Health Care Equipment & Services	2.9

Household & Personal Products	4.9

Insurance	3.8

Materials	7.1

Media	3.4

Money Market Fund	3.5

Pharmaceuticals, Biotechnology & Life Sciences	7.0

Real Estate	2.4

Retailing	3.4

Semiconductors & Semiconductor Equipment	2.6

Software & Services	5.8

Technology Hardware & Equipment	2.1

Telecommunication Services	2.2

Transportation	2.4

Utilities	1.2

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 90.7%

Australia - 1.3%

SAI Global Ltd. (Commercial & Professional Services)†	266,065	$734,904

TPG Telecom Ltd. (Telecommunication Services)†	66,441	540,543

		1,275,447

Austria - 2.1%

Semperit AG Holding (Capital Goods)†	54,840	1,967,804

Bangladesh - 1.0%

BRAC Bank Ltd. (Banks)†	1,743,553	922,490

Brazil - 3.3%

CETIP SA - Mercados Organizados (Diversified Financials)	180,727	2,218,593

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial & Professional Services)	87,400	889,438

		3,108,031

China - 4.4%

Haitian International Holdings Ltd. (Capital Goods)†	538,000	918,098

PAX Global Technology Ltd. (Technology Hardware & Equipment)†	1,439,000	1,234,475

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	134,000	689,105

Wasion Group Holdings Ltd. (Technology Hardware & Equipment)†	2,466,000	1,349,676

		4,191,354

Denmark - 0.5%

Chr Hansen Holding A/S (Materials)†	7,350	455,945

Finland - 1.2%

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	38,780	1,104,290

France - 6.4%

Alten SA (Software & Services)†	38,920	2,407,667

IPSOS (Media)†	37,900	1,129,140

LISI (Capital Goods)†	57,800	1,654,129

Rubis SCA (Utilities)†	11,024	859,675

		6,050,611

	Shares	Value
COMMON STOCKS - 90.7% (continued)

Germany - 12.2%

Bechtle AG (Software & Services)†	29,900	$3,125,752

Bertrandt AG (Commercial & Professional Services)†	11,380	1,313,439

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	62,430	2,035,671

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	19,650	1,460,188

KWS Saat SE (Food, Beverage & Tobacco)†	3,170	1,098,263

Leoni AG (Automobiles & Components)†	28,300	1,020,208

Pfeiffer Vacuum Technology AG (Capital Goods)†	9,900	1,065,277

Rational AG (Capital Goods)†	850	431,957

		11,550,755

Hong Kong - 2.2%

Pico Far East Holdings Ltd. (Media)†	2,575,000	702,178

Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)†	766,900	1,427,413

		2,129,591

Indonesia - 1.8%

AKR Corporindo Tbk PT (Capital Goods)†	2,619,500	1,288,574

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)*†	888,500	398,800

		1,687,374

Italy - 3.9%

Danieli & C Officine Meccaniche SpA (RSP) (Capital Goods)†	56,300	916,452

DiaSorin SpA (Health Care Equipment & Services)†	14,700	860,078

Reply SpA (Software & Services)†	13,700	1,949,939

		3,726,469

Japan - 14.1%

ABC-Mart Inc. (Retailing)†	6,900	447,471

Ariake Japan Co., Ltd. (Food, Beverage & Tobacco)†	23,900	1,334,773

BML Inc. (Health Care Equipment & Services)†	38,600	1,654,706

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 90.7% (continued)

Japan - 14.1% (continued)

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	5,000	$841,681

Hiday Hidaka Corp. (Consumer Services)†	95,808	2,257,233

Infomart Corp. (Software & Services)†	145,500	1,290,908

MISUMI Group Inc. (Capital Goods)†	57,400	787,078

MonotaRO Co., Ltd. (Capital Goods)†	20,600	616,734

Nakanishi Inc. (Health Care Equipment & Services)†	37,800	1,221,185

Park24 Co., Ltd. (Commercial & Professional Services)†	36,300	1,021,833

Pigeon Corp. (Household & Personal Products)†	27,200	712,161

Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,000	409,551

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	15,400	744,622

		13,339,936

Kenya - 2.9%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	397,300	1,165,750

Equity Group Holdings Ltd. (Banks)†	4,032,800	1,596,610

		2,762,360

Malaysia - 1.2%

Coastal Contracts Bhd. (Capital Goods)†	1,381,466	575,258

Dialog Group Bhd. (Capital Goods)†	1,315,240	534,179

		1,109,437

Mexico - 0.7%

Grupo Herdez SAB de CV (Food, Beverage & Tobacco)	318,838	705,702

Netherlands - 4.0%

Arcadis NV (Capital Goods)†	48,685	834,100

ASM International NV (Semiconductors & Semiconductor Equipment)†	25,540	1,040,318

Brunel International NV (Commercial & Professional Services)†	82,897	1,874,471

		3,748,889

	Shares	Value
COMMON STOCKS - 90.7% (continued)

Norway - 1.8%

Tomra Systems ASA (Commercial & Professional Services)†	144,200	$1,674,669

Singapore - 0.9%

Super Group Ltd. (Food, Beverage & Tobacco)†	1,126,000	810,587

South Africa - 1.0%

Clicks Group Ltd. (Food & Staples Retailing)†	132,010	963,379

South Korea - 1.6%

Cheil Worldwide Inc. (Media)†	62,070	912,852

Kolao Holdings (Retailing)†	66,650	597,542

		1,510,394

Switzerland - 3.7%

Bossard Holding AG, Class A, Reg S (Capital Goods)*†	13,000	1,413,431

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	1,880	1,685,467

Temenos Group AG, Reg S (Software & Services)*†	8,520	441,329

		3,540,227

Taiwan - 2.6%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	97,383	685,463

Airtac International Group (Capital Goods)†	129,700	857,361

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	692,700	920,087

		2,462,911

Tanzania - 0.9%

Tanzania Breweries Ltd. (Food, Beverage & Tobacco)	134,000	856,230

Turkey - 1.7%

Anadolu Hayat Emeklilik AS (Insurance)†	782,706	1,603,612

United Kingdom - 12.7%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	166,527	1,440,875

BGEO Group plc (Banks)†	38,420	1,289,305

Britvic plc (Food, Beverage & Tobacco)†	88,531	912,216

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 90.7% (continued)

United Kingdom - 12.7% (continued)

Dignity plc (Consumer Services)†	24,800	$884,995

Grafton Group plc (Capital Goods)†	119,640	1,209,857

Jardine Lloyd Thompson Group plc (Insurance)†	35,258	446,501

Rathbone Brothers plc (Diversified Financials)†	64,170	1,904,771

RPC Group plc (Materials)†	74,730	797,800

RPS Group plc (Commercial & Professional Services)†	539,960	1,375,836

Senior plc (Capital Goods)†	537,940	1,714,101

		11,976,257

United States - 0.6%

PriceSmart Inc. (Food & Staples Retailing)	6,720	581,549

Total Common Stocks (Cost $75,647,579)		$85,816,300

PARTICIPATION NOTES - 4.5%

India - 3.6%

GRUH Finance Ltd., Issued by HSBC Bank plc, Maturity date 9/28/17 (Banks)^†	440,100	1,699,276

Max Financial Services Ltd., Issued by HSBC Bank plc, Maturity date 8/18/17 (Insurance)^†	268,400	1,479,632

Max India Ltd. (New), Issued by HSBC Bank plc, Maturity date 8/18/17 (Insurance)*^^††	266,800	223,337

Max Ventures & Industries Ltd., Issued by HSBC Bank plc, Maturity date 8/18/17 (Insurance)*^^††	53,360	—

		3,402,245

Saudi Arabia - 0.9%

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity Date 1/14/19 (Consumer Services)^†	43,500	821,921

Total Participation Notes (Cost $4,622,512)		$4,224,166

	Shares	Value
SHORT TERM INVESTMENTS - 4.5%

Northern Institutional Funds - Prime Obligations Portfolio, 0.42% (Money Market Fund)	4,282,433	$4,282,433

Total Short Term Investments (Cost $4,282,433)		$4,282,433

Total Investments — 99.7%

(Cost $84,552,524)		$94,322,899

Other Assets Less Liabilities - 0.3%		280,272

Net Assets — 100.0%		$94,603,171

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.3% of net assets as of April 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^^	Restricted security that has been deemed illiquid. At April 30, 2016, the value of these restricted illiquid securities amounted to $223,337 or 0.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
Max India Ltd. (New), Issued by HSBC Bank plc, Maturity date 8/18/17	8/22/14-5/14/15	$ —

Max Ventures & Industries Ltd., Issued by HSBC Bank plc, Maturity date 8/18/17	8/22/14-5/14/15	—

††	Investment categorized as level 3 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

Industry	Percentage of Net Assets
Automobiles & Components	1.1%

Banks	5.8

Capital Goods	17.7

Commercial & Professional Services	9.4

Consumer Durables & Apparel	0.7

Consumer Services	4.2

Diversified Financials	4.4

Food & Staples Retailing	3.3

Food, Beverage & Tobacco	8.8

Health Care Equipment & Services	6.1

Household & Personal Products	0.8

Insurance	4.0

Materials	1.3

Media	2.9

Money Market Fund	4.5

Pharmaceuticals, Biotechnology & Life Sciences	3.5

Retailing	1.1

Semiconductors & Semiconductor Equipment	2.1

Software & Services	9.7

Technology Hardware & Equipment	6.4

Telecommunication Services	1.0

Utilities	0.9

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 89.5%

Brazil - 3.2%

Ambev SA - ADR (Food, Beverage & Tobacco)	5,844,000	$32,667,960

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	4,531,800	22,637,588

Cielo SA (Software & Services)	2,673,140	26,037,709

		81,343,257

Chile - 1.0%

Banco Santander Chile - ADR (Banks)	1,274,700	24,729,180

China - 17.2%

51job Inc. - ADR (Commercial & Professional Services)*	1,082,000	32,243,600

Baidu Inc. - Sponsored ADR (Software & Services)*	221,400	43,018,020

China Merchants Holdings International Co., Ltd. (Transportation)†	11,559,747	34,261,888

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	892,000	51,307,840

CNOOC Ltd. - Sponsored ADR (Energy)	457,383	56,454,784

Ctrip.com International Ltd. - ADR (Retailing)*	948,300	41,355,363

ENN Energy Holdings Ltd. (Utilities)†	6,929,200	33,740,874

JD.com Inc. - ADR (Retailing)*	431,600	11,031,696

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	12,719,000	16,632,249

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,958,515	15,214,378

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	30,546,505	21,668,734

Tencent Holdings Ltd. (Software & Services)†	3,518,100	71,390,433

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	5,892,800	6,861,569

Want Want China Holdings Ltd. (Food, Beverage & Tobacco)†	10,856,849	8,338,187

		443,519,615

Czech Republic - 1.3%

Komercni banka AS (Banks)†	157,700	32,349,751

	Shares	Value
COMMON STOCKS - 89.5% (continued)

Egypt - 0.4%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,490,675	$9,293,675

Hong Kong - 6.3%

AIA Group Ltd. (Insurance)†	12,047,415	72,077,136

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,644,669	19,081,221

Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)†	781,400	19,694,552

Sands China Ltd. (Consumer Services)†	14,365,338	51,194,783

		162,047,692

Hungary - 1.2%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,540,200	30,610,219

India - 8.8%

Ambuja Cements Ltd. (Materials)†	9,954,500	33,059,465

Axis Bank Ltd. (Banks)†	6,092,500	43,187,032

Bharti Airtel Ltd. (Telecommunication Services)†	7,399,800	40,451,359

Bharti Infratel Ltd. (Telecommunication Services)†	3,037,100	17,199,475

Dabur India Ltd. (Household & Personal Products)†	6,474,000	26,880,815

Housing Development Finance Corp., Ltd. (Banks)†	2,128,800	34,822,443

Maruti Suzuki India Ltd. (Automobiles & Components)†	535,500	30,509,844

		226,110,433

Indonesia - 2.8%

Astra International Tbk PT (Automobiles & Components)†	62,686,700	31,881,676

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	51,087,600	39,993,537

		71,875,213

Italy - 1.3%

Tenaris SA - ADR (Energy)	1,260,100	34,110,907

Kenya - 0.4%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	3,454,765	10,136,904

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 89.5% (continued)

Mexico - 6.2%

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	915,693	$10,408,935

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	191,300	17,831,073

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	246,900	37,983,096

Grupo Financiero Banorte SAB de CV, Series O (Banks)	8,543,600	48,501,621

Grupo Televisa SAB - Sponsored ADR (Media)	1,529,300	44,701,439

		159,426,164

Netherlands - 0.5%

Nostrum Oil & Gas plc (Energy)†	2,836,186	12,513,881

Peru - 1.1%

Credicorp Ltd. (Banks)	193,900	28,196,938

Philippines - 0.7%

Universal Robina Corp. (Food, Beverage & Tobacco)†	3,993,871	17,714,952

Poland - 1.5%

Bank Pekao SA (Banks)†	947,000	38,424,293

Russia - 4.8%

Lukoil PJSC - Sponsored ADR (Energy)	839,400	35,674,500

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	658,500	22,808,274

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	8,057,000	64,683,989

		123,166,763

South Africa - 7.5%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,818,800	43,045,942

Discovery Ltd. (Insurance)†	3,088,200	27,607,761

Massmart Holdings Ltd. (Food & Staples Retailing)†	1,182,155	10,149,826

Naspers Ltd., Class N (Media)†	360,600	49,718,472

Sasol Ltd. (Energy)†	1,366,000	44,809,115

Standard Bank Group Ltd. (Banks)†	2,085,500	18,647,459

		193,978,575

	Shares	Value
COMMON STOCKS - 89.5% (continued)

South Korea - 6.7%

Amorepacific Corp. (Household & Personal Products)†	46,634	$16,572,447

Hankook Tire Co., Ltd. (Automobiles & Components)†	906,832	42,242,843

LG Household & Health Care Ltd. (Household & Personal Products)†	27,800	24,492,277

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	166,000	90,538,848

		173,846,415

Taiwan - 8.7%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	3,624,289	25,510,790

Airtac International Group (Capital Goods)†	1,683,400	11,127,845

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,160,306	13,179,417

Hiwin Technologies Corp. (Capital Goods)†	2,885,935	12,651,055

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	6,239,326	14,772,055

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	533,000	37,239,329

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	1,456,000	10,340,890

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	21,799,277	99,884,121

		224,705,502

Thailand - 1.3%

Siam Commercial Bank pcl, Reg S (Banks)†	8,846,970	33,812,496

Turkey - 2.1%

Arcelik AS (Consumer Durables & Apparel)†	2,629,174	17,657,483

Turkiye Garanti Bankasi AS (Banks)†	12,021,200	37,039,242

		54,696,725

Ukraine - 0.4%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	1,269,700	11,683,401

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 89.5% (continued)

United Arab Emirates - 0.8%

DP World Ltd. (Transportation)†	1,166,800	$21,953,019

United Kingdom - 3.3%

BGEO Group plc (Banks)†	1,031,809	34,625,625

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	1,183,600	24,254,574

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	823,451	26,573,100

		85,453,299

Total Common Stocks (Cost $2,305,041,611)		$2,305,699,269

PREFERRED STOCKS - 5.7%
Brazil - 4.0%

Banco Bradesco SA - ADR (Banks)	4,390,050	32,793,674

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)	2,070,700	30,335,755

Itau Unibanco Holding SA - Sponsored ADR (Banks)	4,183,965	39,873,186

		103,002,615

Colombia - 1.0%

Bancolombia SA - Sponsored ADR (Banks)	662,000	25,612,780

South Korea - 0.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	41,444	18,790,221

Total Preferred Stocks (Cost $161,908,061)		$147,405,616

	Shares	Value
PARTICIPATION NOTES - 1.6%

Qatar - 1.0%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	624,360	$24,518,838

Saudi Arabia - 0.6%

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	496,219	16,122,734

Total Participation Notes (Cost $53,726,974)		$40,641,572

SHORT TERM INVESTMENTS - 2.6%

Northern Institutional Funds - Prime Obligations Portfolio, 0.42% (Money Market Fund)	66,633,986	66,633,986

Total Short Term Investments (Cost $66,633,986)		$66,633,986

Total Investments — 99.4%

(Cost $2,587,310,632)		$2,560,380,443

Other Assets Less Liabilities - 0.6%		16,092,434

Net Assets — 100.0%		$2,576,472,877

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.6% of net assets as of April 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

Industry	Percentage of Net Assets
Automobiles & Components	4.1%

Banks	23.7

Capital Goods	0.9

Commercial & Professional Services	1.3

Consumer Durables & Apparel	1.8

Consumer Services	2.0

Diversified Financials	1.6

Energy	7.1

Food & Staples Retailing	2.5

Food, Beverage & Tobacco	5.0

Household & Personal Products	2.6

Insurance	3.9

Materials	1.3

Media	3.7

Money Market Fund	2.6

Pharmaceuticals, Biotechnology & Life Sciences	4.7

Retailing	3.1

Semiconductors & Semiconductor Equipment	5.0

Software & Services	5.4

Technology Hardware & Equipment	7.3

Telecommunication Services	4.2

Transportation	4.3

Utilities	1.3

Total Investments	99.4

Other Assets Less Liabilities	0.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 89.7%
Brazil - 3.2%

Ambev SA - ADR (Food, Beverage & Tobacco)	5,391,800	$30,140,161

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	4,194,200	20,951,183

Cielo SA (Software & Services)	2,466,242	24,022,424

		75,113,768

Chile - 1.0%

Banco Santander Chile - ADR (Banks)	1,176,100	22,816,340

China - 17.2%

51job Inc. - ADR (Commercial & Professional Services)*	998,200	29,746,360

Baidu Inc. - Sponsored ADR (Software & Services)*	204,300	39,695,490

China Merchants Holdings International Co., Ltd. (Transportation)†	10,665,885	31,612,574

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	823,000	47,338,960

CNOOC Ltd. - Sponsored ADR (Energy)	422,560	52,156,581

Ctrip.com International Ltd. - ADR (Retailing)*	873,700	38,102,057

ENN Energy Holdings Ltd. (Utilities)†	6,384,700	31,089,499

JD.com Inc. - ADR (Retailing)*	399,800	10,218,888

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	11,735,000	15,345,502

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,755,673	14,171,248

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	28,181,192	19,990,855

Tencent Holdings Ltd. (Software & Services)†	3,245,900	65,866,862

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	5,295,000	6,165,491

Want Want China Holdings Ltd. (Food, Beverage & Tobacco)†	10,049,000	7,717,750

		409,218,117

Czech Republic - 1.3%

Komercni banka AS (Banks)†	145,500	29,847,108

	Shares	Value
COMMON STOCKS - 89.7% (continued)
Egypt - 0.4%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,323,650	$8,670,440

Hong Kong - 6.3%

AIA Group Ltd. (Insurance)†	11,115,200	66,499,890

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,528,423	18,242,509

Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)†	723,800	18,242,791

Sands China Ltd. (Consumer Services)†	13,235,744	47,169,169

		150,154,359

Hungary - 1.2%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,421,100	28,243,203

India - 8.8%

Ambuja Cements Ltd. (Materials)†	9,184,200	30,501,254

Axis Bank Ltd. (Banks)†	5,621,100	39,845,487

Bharti Airtel Ltd. (Telecommunication Services)†	6,827,200	37,321,213

Bharti Infratel Ltd. (Telecommunication Services)†	2,802,100	15,868,640

Dabur India Ltd. (Household & Personal Products)†	5,965,100	24,767,802

Housing Development Finance Corp., Ltd. (Banks)†	1,964,100	32,128,317

Maruti Suzuki India Ltd. (Automobiles & Components)†	496,100	28,265,049

		208,697,762

Indonesia - 2.8%

Astra International Tbk PT (Automobiles & Components)†	58,073,500	29,535,460

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	47,134,438	36,898,834

		66,434,294

Italy - 1.3%

Tenaris SA - ADR (Energy)	1,162,600	31,471,582

Kenya - 0.4%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	3,601,414	10,567,199

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 89.7% (continued)
Mexico - 6.2%

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	855,394	$9,723,500

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	176,500	16,451,565

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	227,800	35,044,752

Grupo Financiero Banorte SAB de CV, Series O (Banks)	7,882,440	44,748,246

Grupo Televisa SAB - Sponsored ADR (Media)	1,410,900	41,240,607

		147,208,670

Netherlands - 0.5%

Nostrum Oil & Gas plc (Energy)†	2,616,700	11,545,460

Peru - 1.1%

Credicorp Ltd. (Banks)	180,900	26,306,478

Philippines - 0.7%

Universal Robina Corp. (Food, Beverage & Tobacco)†	3,755,179	16,656,225

Poland - 1.5%

Bank Pekao SA (Banks)†	877,300	35,596,233

Russia - 4.8%

Lukoil PJSC - Sponsored ADR (Energy)	774,493	32,915,952

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	607,500	21,041,802

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	7,448,000	59,794,756

		113,752,510

South Africa - 7.5%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,678,000	39,713,597

Discovery Ltd. (Insurance)†	2,845,400	25,437,188

Massmart Holdings Ltd. (Food & Staples Retailing)†	1,101,018	9,453,195

Naspers Ltd., Class N (Media)†	332,700	45,871,702

Sasol Ltd. (Energy)†	1,258,661	41,288,056

Standard Bank Group Ltd. (Banks)†	1,924,100	17,204,304

		178,968,042

	Shares	Value
COMMON STOCKS - 89.7% (continued)
South Korea - 6.8%

Amorepacific Corp. (Household & Personal Products)†	42,891	$15,242,287

Hankook Tire Co., Ltd. (Automobiles & Components)†	836,738	38,977,663

LG Household & Health Care Ltd. (Household & Personal Products)†	26,000	22,906,447

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	153,650	83,802,975

		160,929,372

Taiwan - 8.7%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	3,343,439	23,533,932

Airtac International Group (Capital Goods)†	1,568,600	10,368,979

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,082,467	12,295,277

Hiwin Technologies Corp. (Capital Goods)†	2,663,292	11,675,056

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	5,785,792	13,698,280

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	492,000	34,374,765

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	1,358,000	9,644,869

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	20,112,637	92,155,949

		207,747,107

Thailand - 1.3%

Siam Commercial Bank pcl, Reg S (Banks)†	8,162,400	31,196,118

Turkey - 2.1%

Arcelik AS (Consumer Durables & Apparel)†	2,447,863	16,439,801

Turkiye Garanti Bankasi AS (Banks)†	11,095,100	34,185,780

		50,625,581

Ukraine - 0.5%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	1,171,425	10,779,104

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 89.7% (continued)
United Arab Emirates - 0.8%

DP World Ltd. (Transportation)†	1,076,400	$20,252,168

United Kingdom - 3.3%

BGEO Group plc (Banks)†	959,654	32,204,236

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	1,092,000	22,377,488

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	765,791	24,712,389

		79,294,113

Total Common Stocks (Cost $1,903,408,090)		$2,132,091,353

PREFERRED STOCKS - 5.7%
Brazil - 4.0%

Banco Bradesco SA - ADR (Banks)	4,063,046	30,350,954

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)	1,910,500	27,988,825

Itau Unibanco Holding SA - Sponsored ADR (Banks)	3,844,600	36,639,038

		94,978,817

Colombia - 1.0%

Bancolombia SA - Sponsored ADR (Banks)	613,700	23,744,053

South Korea - 0.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	37,682	17,084,575

Total Preferred Stocks (Cost $137,154,775)		$135,807,445

PARTICIPATION NOTES - 1.6%
Qatar - 1.0%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	577,251	22,668,851

Saudi Arabia - 0.6%

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	457,800	14,874,456

Total Participation Notes (Cost $50,079,118)		$37,543,307

	Shares	Value
SHORT TERM INVESTMENTS - 2.5%
Northern Institutional Funds - Prime Obligations Portfolio, 0.42% (Money Market Fund)	59,637,981	$59,637,981

Total Short Term Investments (Cost $59,637,981)		$59,637,981

Total Investments — 99.5%

(Cost $2,150,279,964)		$2,365,080,086

Other Assets Less Liabilities - 0.5%		12,688,994

Net Assets — 100.0%		$2,377,769,080

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.6% of net assets as of April 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

Industry	Percentage of Net Assets
Automobiles & Components	4.1%

Banks	23.8

Capital Goods	0.9

Commercial & Professional Services	1.3

Consumer Durables & Apparel	1.8

Consumer Services	2.0

Diversified Financials	1.6

Energy	7.1

Food & Staples Retailing	2.5

Food, Beverage & Tobacco	5.1

Household & Personal Products	2.6

Insurance	3.9

Materials	1.3

Media	3.7

Money Market Fund	2.5

Pharmaceuticals, Biotechnology & Life Sciences	4.7

Retailing	3.1

Semiconductors & Semiconductor Equipment	5.0

Software & Services	5.4

Technology Hardware & Equipment	7.3

Telecommunication Services	4.2

Transportation	4.3

Utilities	1.3

Total Investments	99.5

Other Assets Less Liabilities	0.5

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 85.7%
Bangladesh - 7.1%

BRAC Bank Ltd. (Banks)†	5,411,500	$2,863,151

GrameenPhone Ltd. (Telecommunication Services)†	375,000	1,179,010

Olympic Industries Ltd. (Food, Beverage & Tobacco)†	2,637,037	10,212,926

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,531,830	11,423,063

		25,678,150

Colombia - 7.9%

Cementos Argos SA - Sponsored ADR (Materials)#†	530,900	10,790,595

Cemex Latam Holdings SA (Materials)*	1,950,000	8,939,899

Ecopetrol SA - Sponsored ADR (Energy)	637,000	6,331,780

Grupo Nutresa SA (Food, Beverage & Tobacco)	290,000	2,646,831

		28,709,105

Croatia - 0.6%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	13,750	2,269,473

Egypt - 2.5%

Commercial International Bank Egypt SAE (Banks)†	1,540,700	7,838,852

Oriental Weavers (Consumer Durables & Apparel)	1,850,000	1,375,008

		9,213,860

Estonia - 1.9%

Olympic Entertainment Group AS (Consumer Services)†	1,850,000	4,108,619

Tallink Grupp AS (Transportation)†	2,500,000	2,833,927

		6,942,546

Kazakhstan - 1.1%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,070,500	3,854,463

Kenya - 10.5%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	3,256,500	9,555,159

Equity Group Holdings Ltd. (Banks)†	29,000,000	11,481,278

KCB Group Ltd. (Banks)†	6,250,000	2,564,597

	Shares	Value
COMMON STOCKS - 85.7% (continued)
Kenya - 10.5% (continued)

Safaricom Ltd. (Telecommunication Services)†	85,500,000	$14,461,774

		38,062,808

Kuwait - 1.7%

Kuwait Projects Co. Holding KSCP (Diversified Financials)†	3,400,000	6,167,445

Lebanon - 0.3%

Bank Audi SAL - GDR, Reg S (Banks)†	155,000	905,568

Mauritius - 0.4%

MCB Group Ltd. (Banks)†	225,000	1,353,419

Morocco - 1.9%

Attijariwafa Bank (Banks)†	105,000	3,916,138

Maroc Telecom (Telecommunication Services)†	225,000	3,105,552

		7,021,690

Netherlands - 1.1%

Nostrum Oil & Gas plc (Energy)†	925,000	4,081,305

Nigeria - 3.7%

Access Bank plc (Banks)†	30,000,000	610,670

Dangote Cement plc (Materials)†	3,500,000	2,870,487

Guaranty Trust Bank plc (Banks)†	42,961,200	3,614,549

Lafarge Africa plc (Materials)†	1,000,000	341,447

Nigerian Breweries plc (Food, Beverage & Tobacco)†	4,000,000	2,336,152

Zenith Bank plc (Banks)†	55,000,000	3,512,779

		13,286,084

Pakistan - 5.8%

Engro Corp., Ltd. (Materials)†	1,586,192	4,732,316

Engro Fertilizers Ltd. (Materials)†	6,078,999	4,053,086

MCB Bank Ltd. (Banks)†	1,955,100	3,943,536

Oil & Gas Development Co., Ltd. (Energy)†	1,393,600	1,736,038

Pakistan Petroleum Ltd. (Energy)†	1,899,997	2,636,460

United Bank Ltd. (Banks)†	2,494,100	3,900,210

		21,001,646

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 85.7% (continued)
Panama - 0.5%

Copa Holdings SA, Class A (Transportation)	27,700	$1,765,875

Peru - 5.3%

Alicorp SAA (Food, Beverage & Tobacco)	4,250,000	8,059,141

Credicorp Ltd. (Banks)	66,000	9,597,720

Ferreycorp SAA (Capital Goods)	3,250,000	1,701,467

		19,358,328

Philippines - 9.7%

Bank of the Philippine Islands (Banks)†	4,556,692	8,793,639

BDO Unibank Inc. (Banks)†	775,000	1,652,448

International Container Terminal Services Inc. (Transportation)†	2,466,020	3,410,794

Jollibee Foods Corp. (Consumer Services)†	1,764,300	8,633,762

Universal Robina Corp. (Food, Beverage & Tobacco)†	2,848,800	12,635,950

		35,126,593

Poland - 1.0%

Kernel Holding SA (Food, Beverage & Tobacco)†	262,600	3,541,284

Qatar - 1.1%

Qatar Electricity & Water Co. QSC (Utilities)†	42,800	2,468,743

Qatar National Bank SAQ (Banks)†	39,500	1,551,179

		4,019,922

Romania - 2.2%

Banca Transilvania SA (Banks)*†	11,772,505	8,083,659

Senegal - 1.1%

Sonatel (Telecommunication Services)	85,000	3,827,397

Slovenia - 0.8%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	43,124	2,992,956

South Korea - 1.7%

Kolao Holdings (Retailing)†	694,100	6,222,862

Sri Lanka - 1.3%

Commercial Bank of Ceylon plc (Banks)†	3,892,390	3,477,155

	Shares	Value
COMMON STOCKS - 85.7% (continued)
Sri Lanka - 1.3% (continued)

John Keells Holdings plc (Capital Goods)†	1,100,000	$1,166,862

		4,644,017

Tanzania - 1.9%

Tanzania Breweries Ltd. (Food, Beverage & Tobacco)	1,100,000	7,028,754

Thailand - 0.8%

Home Product Center pcl, Reg S (Retailing)†	6,499,994	1,497,994

Siam Commercial Bank pcl, Reg S (Banks)†	400,000	1,528,772

		3,026,766

Turkey - 0.5%

Turkiye Garanti Bankasi AS (Banks)†	600,000	1,848,696

Ukraine - 0.5%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	202,039	1,859,103

United Arab Emirates - 3.9%

Agthia Group PJSC (Food, Beverage & Tobacco)†	3,917,800	8,295,357

DP World Ltd. (Transportation)†	47,500	893,699

Emaar Properties PJSC (Real Estate)†	2,711,700	4,987,407

		14,176,463

United Kingdom - 1.5%

BGEO Group plc (Banks)†	32,500	1,090,641

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	136,300	4,398,456

		5,489,097

United States - 1.7%

PriceSmart Inc. (Food & Staples Retailing)	71,000	6,144,340

Vietnam - 3.7%

Hoa Phat Group JSC (Materials)†	5,500,000	8,263,094

PetroVietnam Drilling & Well Services JSC (Energy)†	4,743,203	5,125,816

		13,388,910

Total Common Stocks (Cost $305,873,977)		$311,092,584

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

	Shares	Value
PREFERRED STOCKS - 1.9%
Colombia - 1.9%

Bancolombia SA - Sponsored ADR (Banks)	178,600	$6,910,034

Total Preferred Stocks (Cost $7,578,956)		$6,910,034

PARTICIPATION NOTES - 9.1%
Kuwait - 2.1%

Kuwait Projects Co. Holding, Issued by HSBC Bank plc, Maturity Date 1/15/18 (Diversified Financials)^†	689,137	1,250,063

Mabanee Co., Issued by Deutsche Bank AG, Maturity Date 8/5/19 (Real Estate)^†	600,000	1,711,893

National Bank of Kuwait, Issued by Deutsche Bank AG, Maturity Date 3/28/18 (Banks)^†	2,100,000	4,673,067

		7,635,023

Saudi Arabia - 7.0%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	230,000	3,669,941

Almarai Co., Issued by HSBC Bank plc, Maturity Date 7/31/17 (Food, Beverage & Tobacco)^†	242,900	3,635,485

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity Date 1/14/19 (Consumer Services)^†	344,200	6,503,569

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	238,900	7,762,140

Saudi British Bank, Issued by JP Morgan Structured Products, Maturity Date 12/2/19 (Banks)^†	628,600	3,855,156

		25,426,291

Total Participation Notes (Cost $46,179,579)		$33,061,314

	Shares	Value
SHORT TERM INVESTMENTS - 0.6%

Northern Institutional Funds - Prime Obligations Portfolio, 0.42% (Money Market Fund)	2,228,775	$2,228,775

Total Short Term Investments (Cost $2,228,775)		$2,228,775

Total Investments — 97.3%

(Cost $361,861,287)		$353,292,707

Other Assets Less Liabilities - 2.7%		9,775,908

Net Assets — 100.0%		$363,068,615

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 9.1% of net assets as of April 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2016 (unaudited)  (continued)

Industry	Percentage of Net Assets
Banks	29.5%

Capital Goods	0.8

Consumer Durables & Apparel	0.4

Consumer Services	5.3

Diversified Financials	2.0

Energy	5.5

Food & Staples Retailing	1.7

Food, Beverage & Tobacco	19.2

Materials	11.0

Money Market Fund	0.6

Pharmaceuticals, Biotechnology & Life Sciences	5.2

Real Estate	1.8

Retailing	4.3

Technology Hardware & Equipment	0.6

Telecommunication Services	6.2

Transportation	2.5

Utilities	0.7

Total Investments	97.3

Other Assets Less Liabilities	2.7

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2016 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Equity Research Portfolio	International Small Companies Portfolio
ASSETS:
Investments (cost $662,162,498, $4,956,724,377, $6,259,498, and $84,552,524, respectively)	$826,661,907	$5,701,439,006	$6,513,456	$94,322,899
Dividends and interest receivable	1,537,939	18,298,783	19,210	330,879
Foreign currency (cost $231,324, $0, $11,502 and $0, respectively)	232,668	—	11,786	—
Receivable for investments sold	2,967,044	25,498,242	2,886	—
Receivable for Fund shares sold	195,519	7,348,450	—	86,987
Tax reclaim receivable	783,222	10,167,618	2,157	148,129
Prepaid Offering fees	—	—	21,627	—
Prepaid expenses	11,504	68,878	40,183	38,357
Total Assets	832,389,803	5,762,820,977	6,611,305	94,927,251
LIABILITIES:
Payable to Investment Adviser	(542,692)	(3,306,032)	(3,956)	(95,978)
Payable for investments purchased	(1,281,878)	(26,425,217)	(66,072)	—
Payable for Fund shares redeemed	(101,555)	(8,448,360)	—	(117,901)
Payable for distribution fees	—	(126,760)	(526)	(8,593)
Deferred capital gains tax	—	—	(260)	(9,339)
Other liabilities	(282,081)	(1,598,476)	(35,806)	(92,269)
Total Liabilities	(2,208,206)	(39,904,845)	(106,620)	(324,080)
Net Assets	$830,181,597	$5,722,916,132	$6,504,685	$94,603,171
ANALYSIS OF NET ASSETS:
Paid in capital	$666,240,165	$5,076,679,617	$6,189,000	$81,741,921
Accumulated undistributed net investment income	2,659,196	26,531,123	39,968	178,462
Accumulated net realized gain (loss) from investment transactions	(3,236,374)	(125,313,675)	21,263	2,927,040
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	164,518,610	745,019,067	254,454	9,755,748
Net Assets	$830,181,597	$5,722,916,132	$6,504,685	$94,603,171
Net Assets:
Institutional Class	$772,448,109	$5,349,510,382	$5,893,663	$46,980,895
Investor Class	—	373,405,750	611,022	47,622,276
Advisor Class	57,733,488	—	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 400,000,000, 400,000,000, and 400,000,000, respectively, $.001 par value shares authorized)	24,742,629	306,360,498	560,735	3,497,656
Investor Class ( — , 400,000,000, 400,000,000, and 400,000,000, respectively, $.001 par value shares authorized)	—	21,436,230	58,187	3,560,497
Advisor Class (400,000,000, — , — , and — , respectively, $.001 par value shares authorized)	1,850,325	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$31.22	$17.46	$10.51	$13.43
Investor Class	—	17.42	10.50	13.38
Advisor Class	31.20	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities  (continued)

April 30, 2016 (unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $2,587,310,632, $2,150,279,964 and $361,861,287, respectively)	$2,560,380,443	$2,365,080,086	$353,292,707
Dividends and interest receivable	4,777,466	4,508,014	1,461,648
Foreign currency (cost $4,715,617, $3,684,719 and $8,634,872, respectively)	4,802,723	3,687,226	8,636,940
Receivable for investments sold	5,854,171	5,462,603	5,058,304
Receivable for Fund shares sold	9,325,038	6,117,958	376,299
Tax reclaim receivable	86,785	22,703	43,416
Prepaid expenses	80,417	39,888	15,134
Total Assets	2,585,307,043	2,384,918,478	368,884,448
LIABILITIES:
Payable to Investment Adviser	(2,345,029)	(2,184,204)	(441,669)
Payable for investments purchased	(2,602,398)	(995,230)	(2,392,357)
Payable for Fund shares redeemed	(3,100,674)	(2,105,448)	(556,497)
Payable for distribution fees	—	—	(7,780)
Deferred capital gains tax	—	—	(2,014,058)
Other liabilities	(786,065)	(1,864,516)	(403,472)
Total Liabilities	(8,834,166)	(7,149,398)	(5,815,833)
Net Assets	$2,576,472,877	$2,377,769,080	$363,068,615
ANALYSIS OF NET ASSETS:
Paid in capital	$2,691,393,333	$2,203,515,650	$451,665,017
Accumulated undistributed net investment income	3,701,277	1,532,803	2,030,188
Accumulated net realized loss from investment transactions	(91,813,947)	(42,178,403)	(80,039,514)
Net unrealized appreciation (depreciation) on investments and on assets and liabilities denominated in foreign currencies	(26,807,786)	214,899,030	(10,587,076)
Net Assets	$2,576,472,877	$2,377,769,080	$363,068,615
Net Assets:
Institutional Class	$ —	$ —	$328,084,387
Class I	2,303,703,007	—	—
Class II	272,769,870	—	—
Investor Class	—	—	34,984,228
Advisor Class	—	2,377,769,080	—
Total Shares Outstanding:
Institutional Class ( — , — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	44,127,986
Class I (500,000,000, — and — respectively, $.001 par value shares authorized)	142,893,826	—	—
Class II (400,000,000, — and — respectively, $.001 par value shares authorized)	29,707,824	—	—
Investor Class ( — , — and 400,000,000 , respectively, $.001 par value shares authorized)	—	—	4,734,967
Advisor Class ( — , 500,000,000 and — , respectively, $.001 par value shares authorized)	—	56,298,566	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$ —	$ —	$7.43
Class I	16.12	—	—
Class II	9.18	—	—
Investor Class	—	—	7.39
Advisor Class	—	42.23	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2016 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Equity Research Portfolio(1)	International Small Companies Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $309,976, $6,335,268, $6,672 and $38,200, respectively)	$5,861,260	$48,947,371	$60,701	$812,116
Total investment income	5,861,260	48,947,371	60,701	812,116

EXPENSES
Investment advisory fees (Note 3)	3,181,300	18,369,684	16,831	574,574
Administration fees (Note 3)	131,135	642,585	898	18,387
Distribution fees, Investor Class	—	460,854	526	59,494
Custody and accounting fees (Note 3)	87,969	542,906	10,588	33,190
Directors’ fees and expenses	19,788	122,779	139	2,349
Transfer agent fees and expenses (Note 3)	24,543	108,129	17,722	21,805
Printing and postage fees	18,514	165,127	1,907	5,414
State registration filing fees	36,021	109,269	33,910	29,423
Professional fees	32,507	106,942	13,325	16,956
Shareholder servicing fees (Note 3)	220,531	1,691,754	4,023	52,061
Compliance officers’ fees and expenses (Note 3)	3,997	21,168	138	1,005
Organization and offering fees	—	—	25,745	—
Other fees and expenses	16,984	90,445	2,011	4,230
Total Expenses	3,773,289	22,431,642	127,763	818,888
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(107,030)	(184,645)
Net expenses	3,773,289	22,431,642	20,733	634,243
Net investment income	2,087,971	26,515,729	39,968	177,873
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	473,780	(61,440,520)	23,192	3,724,505
Foreign currency transactions	(36,282)	(448,928)	(1,929)	(40,818)
Net realized gain (loss)	437,498	(61,889,448)	21,263	3,683,687
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $ -, $ -, $259 and $(10,568), respectively)	(7,953,271)	77,748,548	253,700	(2,037,423)
Translation of assets and liabilities denominated in foreign currencies	72,328	521,570	754	6,673
Net change in unrealized appreciation (depreciation)	(7,880,943)	78,270,118	254,454	(2,030,750)
Net realized and unrealized gain (loss)	(7,443,445)	16,380,670	275,717	1,652,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,355,474)	$42,896,399	$315,685	$1,830,810

(1)	For the period from December 17, 2015 (commencement of operations) through April 30, 2016.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations  (continued)

Six Months Ended April 30, 2016 (unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio

INVESTMENT INCOME
Interest	$604	$130	$ —
Dividends (net of foreign withholding taxes of $2,485,081, $2,548,332 and $567,464, respectively)	17,438,543	17,520,904	6,026,018
Total investment income	17,439,147	17,521,034	6,026,018

EXPENSES
Investment advisory fees (Note 3)	12,264,226	12,588,052	2,981,868
Administration fees (Note 3)	301,684	308,229	73,941
Distribution fees, Investor Class	—	—	44,435
Custody and accounting fees (Note 3)	468,303	498,382	317,162
Directors’ fees and expenses	50,809	54,029	10,540
Transfer agent fees and expenses (Note 3)	33,555	65,309	32,397
Printing and postage fees	65,003	154,055	24,840
State registration filing fees	78,864	47,661	44,497
Professional fees	55,687	62,406	30,095
Shareholder servicing fees (Note 3)	562,009	2,396,733	145,462
Compliance officers’ fees and expenses (Note 3)	9,211	9,935	2,481
Other fees and expenses	40,914	42,409	12,438
Total Expenses	13,930,265	16,227,200	3,720,156
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(142,678)	—	(12,668)
Net expenses	13,787,587	16,227,200	3,707,488
Net investment income	3,651,560	1,293,834	2,318,530
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(29,211,041)	(25,881,257)	(73,835,773)
Foreign currency transactions	(618,062)	(472,227)	(305,171)
Net realized loss	(29,829,103)	(26,353,484)	(74,140,944)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $ -, $ - and $(754,954), respectively)	82,584,265	41,894,005	55,103,012
Translation of assets and liabilities denominated in foreign currencies	143,997	118,270	(34,234)
Net change in unrealized appreciation	82,728,262	42,012,275	55,068,778
Net realized and unrealized gain (loss)	52,899,159	15,658,791	(19,072,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,550,719	$16,952,625	$(16,753,636)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2016 (unaudited) and the Fiscal Year Ended October 31, 2015

	Global Equity Portfolio		International Equity Portfolio		International Equity Research Portfolio
	April 30, 2016	October 31, 2015	April 30, 2016	October 31, 2015	April 30, 2016(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,087,971	$3,263,770	$26,515,729	$50,697,563	$39,968
Net realized gain (loss) on investments and foreign currency transactions	437,498	21,375,197	(61,889,448)	(23,827,343)	21,263
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(7,880,943)	(6,717,363)	78,270,118	(163,155,496)	254,454
Net increase (decrease) in net assets resulting from operations	(5,355,474)	17,921,604	42,896,399	(136,285,276)	315,685
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(2,860,663)	(2,554,143)	(45,476,713)	(38,846,985)	—
Investor Class	—	—	(2,808,064)	(2,382,379)	—
Advisor Class	(54,968)	(81,209)	—	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(20,000,354)	(26,960,277)	—	—	—
Advisor Class	(1,649,403)	(3,050,849)	—	—	—
Total distributions to shareholders	(24,565,388)	(32,646,478)	(48,284,777)	(41,229,364)	—
TRANSACTIONS IN SHARES OF COMMON STOCK(2)
Proceeds from sale of shares
Institutional Class	106,099,813	179,930,440	1,364,328,347	1,644,785,517	5,607,000
Investor Class	—	—	63,711,616	181,756,485	582,000
Advisor Class	2,412,382	8,977,263	—	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	22,385,785	29,197,676	40,411,310	34,920,910	—
Investor Class	—	—	2,570,728	2,200,814	—
Advisor Class	1,636,088	3,034,341	—	—	—
Cost of shares redeemed
Institutional Class	(134,117,733)	(122,660,318)	(648,128,364)	(746,791,832)	—
Investor Class	—	—	(91,491,660)	(204,974,363)	—
Advisor Class	(8,330,891)	(27,141,183)	—	—	—
Net increase (decrease) in net assets from portfolio share transactions	(9,914,556)	71,338,219	731,401,977	911,897,531	6,189,000
NET INCREASE (DECREASE) IN NET ASSETS	(39,835,418)	56,613,345	726,013,599	734,382,891	6,504,685
NET ASSETS
At beginning of period	870,017,015	813,403,670	4,996,902,533	4,262,519,642	—
At end of period	$830,181,597	$870,017,015	$5,722,916,132	$4,996,902,533	$6,504,685
Accumulated Undistributed Net Investment Income Included in Net Assets	$2,659,196	$3,486,856	$26,531,123	$48,300,171	$39,968

(1)	For the period from December 17, 2015 (commencement of operations) through April 30, 2016.
(2)	CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL CLASS:
Shares sold	3,475,925	5,552,736	83,003,203	90,620,921	560,735
Shares issued upon reinvestment of dividends	735,407	927,499	2,391,202	1,969,594	—
Shares redeemed	(4,289,321)	(3,848,567)	(38,619,112)	(41,691,570)	—
Net increase (decrease)	(77,989)	2,631,668	46,775,293	50,898,945	560,735
INVESTOR CLASS:
Shares sold	—	—	3,800,496	9,933,245	58,187
Shares issued upon reinvestment of dividends	—	—	152,294	124,129	—
Shares redeemed	—	—	(5,501,678)	(11,368,105)	—
Net increase (decrease)	—	—	(1,548,888)	(1,310,731)	58,187
ADVISOR CLASS:
Shares sold	81,304	279,729	—	—	—
Shares issued upon reinvestment of dividends	53,713	96,390	—	—	—
Shares redeemed	(283,671)	(853,187)	—	—	—
Net decrease	(148,654)	(477,068)	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets  (continued)

For the Six Months Ended April 30, 2016 (unaudited) and the Fiscal Year Ended October 31, 2015

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio
	April 30, 2016	October 31, 2015	April 30, 2016	October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$177,873	$629,869	$3,651,560	$15,570,984
Net realized gain (loss) on investments and foreign currency transactions	3,683,687	1,092,368	(29,829,103)	(21,501,107)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,030,750)	(2,817,067)	82,728,262	(278,367,976)
Net increase (decrease) in net assets resulting from operations	1,830,810	(1,094,830)	56,550,719	(284,298,099)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(312,564)	(106,497)	—	—
Class I	—	—	(11,288,661)	(11,022,311)
Class II	—	—	(2,859,722)	(2,386,064)
Investor Class	(263,471)	(121,488)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(448,708)	(559,248)	—	—
Investor Class	(499,474)	(1,082,713)	—	—
Total distributions to shareholders	(1,524,217)	(1,869,946)	(14,148,383)	(13,408,375)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	8,220,389	34,316,104	—	—
Class I	—	—	825,072,419	1,087,311,350
Class II	—	—	32,800,000	94,131,958
Investor Class	7,242,561	23,990,321	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	753,058	639,158	—	—
Class I	—	—	10,275,294	9,761,483
Class II	—	—	2,547,022	1,994,611
Investor Class	753,739	1,186,338	—	—
Cost of shares redeemed
Institutional Class	(9,593,579)	(14,712,427)	—	—
Class I	—	—	(447,372,279)	(480,593,334)
Class II	—	—	(7,172,213)	(12,650,000)
Investor Class	(10,519,349)	(36,554,677)	—	—
Net increase (decrease) in net assets from portfolio share transactions	(3,143,181)	8,864,817	416,150,243	699,956,068
NET INCREASE (DECREASE) IN NET ASSETS	(2,836,588)	5,900,041	458,552,579	402,249,594
NET ASSETS
At beginning of period	97,439,759	91,539,718	2,117,920,298	1,715,670,704
At end of period	$94,603,171	$97,439,759	$2,576,472,877	$2,117,920,298
Accumulated Undistributed Net Investment Income Included in Net Assets	$178,462	$576,624	$3,701,277	$14,198,100

CAPITAL SHARE TRANSACTIONS:

(1)	INSTITUTIONAL CLASS:

Shares sold	644,594	2,501,397	—	—
Shares issued upon reinvestment of dividends	56,706	49,242	—	—
Shares redeemed	(733,068)	(1,094,841)	—	—
Net increase (decrease)	(31,768)	1,455,798	—	—
CLASS I:
Shares sold	—	—	54,920,259	63,747,416
Shares issued upon reinvestment of dividends	—	—	691,939	565,883
Shares redeemed	—	—	(29,742,790)	(29,078,697)
Net increase	—	—	25,869,408	35,234,602
CLASS II:
Shares sold	—	—	3,902,137	9,176,034
Shares issued upon reinvestment of dividends	—	—	301,422	202,293
Shares redeemed	—	—	(795,215)	(1,260,322)
Net increase	—	—	3,408,344	8,118,005
INVESTOR CLASS:
Shares sold	559,098	1,814,278	—	—
Shares issued upon reinvestment of dividends	56,972	91,609	—	—
Shares redeemed	(817,761)	(2,697,065)	—	—
Net decrease	(201,691)	(791,178)	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets  (continued)

For the Six Months Ended April 30, 2016 (unaudited) and the Fiscal Year Ended October 31, 2015

	Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	April 30, 2016	October 31, 2015	April 30, 2016	October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,293,834	$14,248,662	$2,318,530	$6,842,933
Net realized loss on investments and foreign currency transactions	(26,353,484)	(13,368,536)	(74,140,944)	(6,368,968)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	42,012,275	(373,414,947)	55,068,778	(110,607,019)
Net increase (decrease) in net assets resulting from operations	16,952,625	(372,534,821)	(16,753,636)	(110,133,054)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	—	—	(4,416,183)	(2,796,658)
Investor Class	—	—	(210,680)	(138,589)
Advisor Class	(12,240,604)	(19,237,520)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	—	—	—	(5,342,306)
Investor Class	—	—	—	(749,018)
Advisor Class	(56,015)	(96,450,985)	—	—
Total distributions to shareholders	(12,296,619)	(115,688,505)	(4,626,863)	(9,026,571)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	—	—	82,417,272	284,093,970
Investor Class	—	—	5,093,110	31,005,270
Advisor Class	565,837,383	1,016,324,666	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	—	—	2,840,785	6,425,116
Investor Class	—	—	189,934	723,315
Advisor Class	11,423,918	107,333,549	—	—
Cost of shares redeemed
Institutional Class	—	—	(188,840,671)	(207,426,498)
Investor Class	—	—	(14,518,631)	(51,944,631)
Advisor Class	(585,818,985)	(799,281,192)	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	(8,557,684)	324,377,023	(112,818,201)	62,876,542
NET (DECREASE) IN NET ASSETS	(3,901,678)	(163,846,303)	(134,198,700)	(56,283,083)
NET ASSETS
At beginning of period	2,381,670,758	2,545,517,061	497,267,315	553,550,398
At end of period	$2,377,769,080	$2,381,670,758	$363,068,615	$497,267,315
Accumulated Undistributed Net Investment Income Included in Net Assets	$1,532,803	$12,479,573	$2,030,188	$4,338,521

(1)	CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL CLASS:
Shares sold	—	—	11,824,836	32,984,178
Shares issued upon reinvestment of dividends	—	—	407,573	746,239
Shares redeemed	—	—	(27,363,343)	(24,456,897)
Net increase (decrease)	—	—	(15,130,934)	9,273,520
INVESTOR CLASS:
Shares sold	—	—	733,407	3,626,234
Shares issued upon reinvestment of dividends	—	—	27,407	84,499
Shares redeemed	—	—	(2,072,745)	(6,029,863)
Net decrease	—	—	(1,311,931)	(2,319,130)
ADVISOR CLASS:
Shares sold	14,283,345	22,281,343	—	—
Shares issued upon reinvestment of dividends	293,448	2,374,111	—	—
Shares redeemed	(14,956,145)	(18,008,054)	—	—
Net increase (decrease)	(379,352)	6,647,400	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2016 (unaudited) or the Fiscal Year Ended October 31

Global Equity Portfolio — Institutional Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.44		$32.98	$29.84	$25.05	$23.38	$23.52

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.08		0.13	0.13	0.17	0.18	0.12
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.34)		0.68	3.27	4.74	1.81	(0.04)
Net increase (decrease) from investment operations	(0.26)		0.81	3.40	4.91	1.99	0.08

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.12)		(0.12)	(0.13)	(0.12)	(0.10)	(0.06)
Net realized gain from investments	(0.84)		(1.23)	(0.13)	—	(0.22)	(0.16)
Total distributions	(0.96)		(1.35)	(0.26)	(0.12)	(0.32)	(0.22)
Net asset value, end of period	$31.22		$32.44	$32.98	$29.84	$25.05	$23.38

Total Return	(0.74	)%(A)	2.51%	11.47%	19.66%	8.73%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$772,448		$805,291	$731,897	$543,293	$226,489	$147,108

Expenses to average net assets	0.93	%(B)	0.92%	0.97%	0.99%	1.12%	1.16%

Expenses to average net assets (net of fees waived/reimbursed)	0.93	%(B)	0.92%	0.95%	0.95%	0.95%	1.00%

Net investment income to average net assets	0.55	%(B)	0.41%	0.43%	0.62%	0.72%	0.48%

Portfolio turnover rate	11	%(A)	45%	30%	13%	32%	40%
(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.
Global Equity Portfolio — Advisor Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.38		$32.92	$29.80	$25.02	$23.36	$23.48

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.04		0.04	0.05	0.09	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.35)		0.68	3.27	4.74	1.82	(0.02)
Net increase (decrease) from investment operations	(0.31)		0.72	3.32	4.83	1.93	0.05

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.03)		(0.03)	(0.07)	(0.05)	(0.05)	(0.01)
Net realized gain from investments	(0.84)		(1.23)	(0.13)	—	(0.22)	(0.16)
Total distributions	(0.87)		(1.26)	(0.20)	(0.05)	(0.27)	(0.17)
Net asset value, end of period	$31.20		$32.38	$32.92	$29.80	$25.02	$23.36

Total Return	(0.91	)%(A)	2.28%	11.19%	19.33%	8.43%	0.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$57,733		$64,726	$81,507	$86,882	$68,749	$58,320

Expenses to average net assets	1.22	%(B)	1.18%	1.20%	1.25%	1.35%	1.30%

Expenses to average net assets (net of fees waived/reimbursed)	1.22	%(B)	1.18%	1.20%	1.24%	1.23%	1.18%

Net investment income to average net assets	0.23	%(B)	0.13%	0.16%	0.32%	0.45%	0.31%

Portfolio turnover rate	11	%(A)	45%	30%	13%	32%	40%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2016 (unaudited) or the Fiscal Year Ended October 31

International Equity Portfolio — Institutional Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.69		$18.30	$17.97	$15.15	$14.06	$14.51

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.09		0.20	0.18	0.17	0.18	0.17
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.15)		(0.63)	0.29	2.78	1.06	(0.56)
Net increase (decrease) from investment operations	(0.06)		(0.43)	0.47	2.95	1.24	(0.39)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.17)		(0.18)	(0.14)	(0.13)	(0.11)	(0.06)
Net realized gain from investments	—		—	—	—	(0.04)	—
Total distributions	(0.17)		(0.18)	(0.14)	(0.13)	(0.15)	(0.06)
Net asset value, end of period	$17.46		$17.69	$18.30	$17.97	$15.15	$14.06

Total Return	(0.28	)%(A)	(2.40)%	2.65%	19.58%	9.00%	(2.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$5,349,510		$4,591,802	$3,819,491	$3,467,793	$1,798,940	$969,139

Expenses to average net assets	0.84	%(B)	0.85%	0.87%	0.87%	0.87%	0.86%

Net investment income to average net assets	1.06	%(B)	1.11%	1.01%	1.06%	1.26%	1.13%

Portfolio turnover rate	12	%(A)	12%	10%	20%	14%	15%
(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.
International Equity Portfolio — Investor Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.62		$18.23	$17.89	$15.09	$14.01	$14.47

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.05		0.15	0.13	0.12	0.12	0.12
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.13)		(0.64)	0.29	2.77	1.06	(0.56)
Net increase (decrease) from investment operations	(0.08)		(0.49)	0.42	2.89	1.18	(0.44)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.12)		(0.12)	(0.08)	(0.09)	(0.06)	(0.02)
Net realized gain from investments	—		—	—	—	(0.04)	—
Total distributions	(0.12)		(0.12)	(0.08)	(0.09)	(0.10)	(0.02)
Net asset value, end of period	$17.42		$17.62	$18.23	$17.89	$15.09	$14.01

Total Return	(0.41	)%(A)	(2.76)%	2.36%	19.19%	8.51%	(3.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$373,406		$405,101	$443,029	$409,735	$275,468	$237,494

Expenses to average net assets	1.18	%(B)	1.17%	1.17%	1.20%	1.24%	1.26%

Expenses to average net assets (net of fees waived/reimbursed)	1.18	%(B)	1.17%	1.17%	1.20%	1.24%	1.25%

Net investment income to average net assets	0.60	%(B)	0.83%	0.72%	0.76%	0.87%	0.79%

Portfolio turnover rate	12	%(A)	12%	10%	20%	14%	15%
(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2016 (unaudited)

International Equity Research Portfolio — Institutional Class
Per Share Data	April 30, 2016(1)
Net asset value, beginning of period	$10.00

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.07(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.44
Net increase from investment operations	0.51

Net asset value, end of period	$10.51

Total Return	5.10	%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$5,894

Expenses to average net assets	4.56	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.90	%(B)

Net investment income to average net assets	1.81	%(B)

Portfolio turnover rate	16	%(A)
(1)	For the period from December 17, 2015 (commencement of class operations) through April 30, 2016.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

International Equity Research Portfolio — Investor Class
Per Share Data	April 30, 2016(1)
Net asset value, beginning of period	$10.00

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.06(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.44
Net increase from investment operations	0.50

Net asset value, end of period	$10.50

Total Return	5.00	%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$611

Expenses to average net assets	16.70	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)

Net investment income to average net assets	1.55	%(B)

Portfolio turnover rate	16	%(A)
(1)	For the period from December 17, 2015 (commencement of class operations) through April 30, 2016.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2016 (unaudited) or the Fiscal Year or Period Ended October 31

International Small Companies Portfolio — Institutional Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011(1)
Net asset value, beginning of period	$13.40		$13.85	$14.47	$11.45	$10.53	$12.28

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.04		0.11	0.08	0.07	0.16	0.03
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.21		(0.25)	0.23	3.09	0.85	(1.78)
Net increase (decrease) from investment operations	0.25		(0.14)	0.31	3.16	1.01	(1.75)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)		(0.05)	(0.06)	(0.14)	(0.09)	—
Net realized gain from investments	(0.13)		(0.26)	(0.87)	—	—	—
Total distributions	(0.22)		(0.31)	(0.93)	(0.14)	(0.09)	—
Net asset value, end of period	$13.43		$13.40	$13.85	$14.47	$11.45	$10.53

Total Return	1.95	%(A)	(0.98)%	2.28%	27.88%	9.74%	(14.25	)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$46,981		$47,276	$28,711	$26,236	$33,515	$14,000

Expenses to average net assets	1.62	%(B)	1.64%	1.59%	1.68%	1.64%	2.70	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.25	%(B)	1.30%	1.30%	1.39%	1.50%	1.50	%(B)

Net investment income to average net assets	0.55	%(B)	0.79%	0.58%	0.57%	1.49%	0.89	%(B)
Portfolio turnover rate	19	%(A)	38%	36%	97%	10%	12	%(A)

(1)  For the period from June 30, 2011 (commencement of class operations) through October 31, 2011.

(2)  Net investment income per share was calculated using the average shares outstanding method.

(A) Not Annualized.

(B) Annualized.

International Small Companies Portfolio — Investor Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.33		$13.80	$14.45	$11.43	$10.51	$10.82

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.02		0.08	0.05	0.08	0.11	0.15
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.23		(0.26)	0.22	3.05	0.88	(0.43)
Net increase (decrease) from investment operations	0.25		(0.18)	0.27	3.13	0.99	(0.28)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.07)		(0.03)	(0.05)	(0.11)	(0.07)	(0.03)
Net realized gain from investments	(0.13)		(0.26)	(0.87)	—	—	—
Total distributions	(0.20)		(0.29)	(0.92)	(0.11)	(0.07)	(0.03)
Net asset value, end of period	$13.38		$13.33	$13.80	$14.45	$11.43	$10.51
Total Return	1.94	%(A)	(1.29)%	1.97%	27.63%	9.51%	(2.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$47,622		$50,164	$62,828	$52,830	$31,249	$30,142
Expenses to average net assets	1.94	%(B)	1.93%	1.88%	1.99%	2.02%	2.15%
Expenses to average net assets (net of fees waived/reimbursed)	1.50	%(B)	1.55%	1.55%	1.60%	1.75%	1.75%

Net investment income to average net assets	0.24	%(B)	0.58%	0.32%	0.60%	1.07%	1.29%
Portfolio turnover rate	19	%(A)	38%	36%	97%	10%	12%
(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2016 (unaudited) or the Fiscal Year or Period Ended October 31

Institutional Emerging Markets Portfolio — Class I
Per Share Data	April 30, 2016		2015	2014	2013		2012	2011
Net asset value, beginning of period	$16.04		$18.60	$18.07	$16.56		$15.07	$16.70

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.02		0.13	0.20	0.18		0.16	0.15
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.15		(2.56)	0.48	1.45		1.49	(1.74)
Net increase (decrease) from investment operations	0.17		(2.43)	0.68	1.63		1.65	(1.59)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)		(0.13)	(0.15)	(0.12)		(0.16)	(0.04)
Total distributions	(0.09)		(0.13)	(0.15)	(0.12)		(0.16)	(0.04)
Net asset value, end of period	$16.12		$16.04	$18.60	$18.07		$16.56	$15.07
Total Return	1.14	%(A)	(13.14)%	3.80%	9.85%		11.17%	(9.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,303,703		$1,876,495	$1,521,194	$1,043,041		$463,791	$328,713
Expenses to average net assets	1.30	%(B)	1.31%	1.31%	1.33%		1.36%	1.39%
Expenses to average net assets (net of fees waived/reimbursed)	1.30	%(B)	1.30%	1.30%	1.30%		1.30%	1.30%
Net investment income to average net assets	0.32	%(B)	0.77%	1.12%	1.06%		1.00%	0.93%
Portfolio turnover rate	11	%(A)	23%	26%	18%		42%	53%
(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.
Institutional Emerging Markets Portfolio — Class II
Per Share Data					April 30, 2016		2015	2014(1)
Net asset value, beginning of period					$9.18		$10.70	$10.00

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(2)					0.02		0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions					0.08		(1.48)	0.60
Net increase (decrease) from investment operations					0.10		(1.39)	0.70

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income					(0.10)		(0.13)	—
Total distributions					(0.10)		(0.13)	—
Net asset value, end of period					$9.18		$9.18	$10.70
Total Return					1.24	%(A)	(13.06)%	7.00	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)					$272,770		$241,425	$194,477
Expenses to average net assets					1.25	%(B)	1.27%	1.30	%(B)
Expenses to average net assets (net of fees waived/reimbursed)					1.14	%(B)	1.14%	1.14	%(B)
Net investment income to average net assets					0.46	%(B)	0.96%	1.36	%(B)
Portfolio turnover rate					11	%(A)	23%	26	%(A)

(1)  For the period from March 5, 2014 (commencement of class operations) through October 31, 2014.

(2)  Net investment income per share was calculated using the average shares outstanding method.

(A) Not Annualized.

(B) Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2016 (unaudited) or the Fiscal Year Ended October 31

Emerging Markets Portfolio — Advisor Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$42.02		$50.88	$50.76	$49.54	$45.18	$50.09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.02		0.26	0.49	0.40	0.37	0.31
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.41		(6.80)	1.32	4.33	4.34	(5.02)
Net increase (decrease) from investment operations	0.43		(6.54)	1.81	4.73	4.71	(4.71)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.22)		(0.39)	(0.40)	(0.36)	(0.35)	(0.20)
Net realized gain from investments	(—	)(2)	(1.93)	(1.29)	(3.15)	—	—
Total distributions	(0.22)		(2.32)	(1.69)	(3.51)	(0.35)	(0.20)
Net asset value, end of period	$42.23		$42.02	$50.88	$50.76	$49.54	$45.18

Total Return	1.09	%(A)	(13.17)%	3.79%	9.93%	10.60%	(9.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,377,769		$2,381,671	$2,545,517	$2,112,546	$1,715,068	$1,693,650
Expenses to average net assets	1.47	%(B)	1.45%	1.45%	1.47%	1.49%	1.50%
Net investment income to average net assets	0.12	%(B)	0.57%	0.98%	0.83%	0.80%	0.63%
Portfolio turnover rate	15	%(A)	30%	28%	26%	36%	33%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	Amount was less than $0.005 per share.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2016 (unaudited) or the Fiscal Year or Period Ended October 31

Frontier Emerging Markets Portfolio — Institutional Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.62		$9.50	$8.46	$7.12	$6.57	$7.88

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.04		0.11	0.09	0.07	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.15)		(1.84)	0.97	1.35	0.51	(1.37)
Net increase (decrease) from investment operations	(0.11)		(1.73)	1.06	1.42	0.58	(1.30)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.08)		(0.05)	(0.02)	(0.08)	(0.03)	(0.01)
Net realized gain from investments	—		(0.10)	—	—	—	—
Total distributions	(0.08)		(0.15)	(0.02)	(0.08)	(0.03)	(0.01)
Net asset value, end of period	$7.43		$7.62	$9.50	$8.46	$7.12	$6.57

Total Return	(1.24	)%(A)	(18.35)%	12.60%	20.20%	8.93%	(16.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$328,084		$451,646	$474,838	$271,728	$81,568	$101,666
Expenses to average net assets	1.83	%(B)	1.79%	1.77%	1.80%	1.95%	1.87%
Net investment income to average net assets	1.19	%(B)	1.29%	1.01%	0.94%	1.03%	0.89%
Portfolio turnover rate	14	%(A)	38%	37%	24%	72%	23%
(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Frontier Emerging Markets Portfolio — Investor Class
Per Share Data	April 30, 2016		2015	2014	2013	2012	2011(1)
Net asset value, beginning of period	$7.55		$9.41	$8.40	$7.08	$6.55	$7.84

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.03		0.06	0.04	0.05	0.10	0.04
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.15)		(1.80)	0.98	1.34	0.45	(1.33)
Net increase (decrease) from investment operations	(0.12)		(1.74)	1.02	1.39	0.55	(1.29)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.04)		(0.02)	(0.01)	(0.07)	(0.02)	—
Net realized gain from investments	—		(0.10)	—	—	—	—
Total Distributions	(0.04)		(0.12)	(0.01)	(0.07)	(0.02)	—
Net asset value, end of period	$7.39		$7.55	$9.41	$8.40	$7.08	$6.55

Total Return	(1.54	)%(A)	(18.64)%	12.15%	19.83%	8.49%	(16.45	)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$34,984		$45,622	$78,712	$21,763	$3,003	$1,225
Expenses to average net assets	2.32	%(B)	2.20%	2.22%	2.64%	4.71%	9.06	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	2.25	%(B)	2.20%	2.22%	2.25%	2.25%	2.25	%(B)
Net investment income to average net assets	0.89	%(B)	0.75%	0.38%	0.66%	1.47%	0.75	%(B)
Portfolio turnover rate	14	%(A)	38%	37%	24%	72%	23	%(A)
(1)	For the period from December 31, 2010 (commencement of class operations) through October 31, 2011.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2016 (unaudited)

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has seven separate diversified Portfolios, all of which were active as of April 30, 2016 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015 Investor Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio (“Institutional Emerging Markets”)	Class I: October 17, 2005 Class II: March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class: May 27, 2008 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets

* International Equity is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996 is historical information for the predecessor portfolio.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Indemnifications

Under the Fund’s organizational document, its officers and Board of Directors (“Board”) are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP includes a topic which establishes a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. This topic defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical investments
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

2. Summary of Significant Accounting Policies (continued)

The Portfolios disclose all transfers between levels based on valuations at the end of each reporting period.

At April 30, 2016, the Portfolio below had transfers from Level 1 to Level 2, based on levels assigned to the securities on October 31, 2015, due to the use of closing prices from a local exchange as inputs to the valuations of shares from the same issuer, trading on a foreign exchange and due to the use of an adjustment factor greater or less than 1 as inputs to the valuations.

Frontier
Emerging Markets

Common Stock
Banks	$8,744,420

Total	$8,744,420

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2016. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

	Unadjusted Quoted Prices	Other Significant	Significant
	in Active Markets for	Observable Inputs	Unobservable Inputs
Portfolio	Identical Assets (Level 1)	(Level 2)	(Level 3)	Total
Global Equity
Common Stocks	$532,919,443	$279,191,929	$-	$812,111,372
Preferred Stocks	12,268,118	-	-	12,268,118
Short-Term Investments	2,282,417	-	-	2,282,417
Total Investments	$547,469,978	$279,191,929	$-	$826,661,907
International Equity
Common Stocks	$1,119,624,947	$4,189,292,806	$-	$5,308,917,753
Preferred Stocks	107,070,066	109,286,723	-	216,356,789
Short-Term Investments	176,164,464	-	-	176,164,464
Total Investments	$1,402,859,477	$4,298,579,529	$-	$5,701,439,006
International Equity Research
Common Stocks	$1,114,716	$5,001,686	$1,758	$6,118,160
Preferred Stocks	43,678	122,428	-	166,106
Short-Term Investments	229,190	-	-	229,190
Total Investments	$1,387,584	$5,124,114	$1,758	$6,513,456
International Small Companies
Common Stocks	$5,251,512	$80,564,788	$-	$85,816,300
Participation Notes	-	4,000,829	223,337	4,224,166
Short-Term Investments	4,282,433	-	-	4,282,433
Total Investments	$9,533,945	$84,565,617	$223,337	$94,322,899
Institutional Emerging Markets
Common Stocks	$598,892,249	$1,706,807,020	$-	$2,305,699,269
Preferred Stocks	128,615,395	18,790,221	-	147,405,616
Participation Notes	-	40,641,572	-	40,641,572
Short-Term Investments	66,633,986	-	-	66,633,986
Total Investments	$794,141,630	$1,766,238,813	$-	$2,560,380,443

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

2. Summary of Significant Accounting Policies (continued)

	Unadjusted Quoted Prices	Other Significant	Significant
	in Active Markets for	Observable Inputs	Unobservable Inputs
Portfolio	Identical Assets (Level 1)	(Level 2)	(Level 3)	Total
Emerging Markets
Common Stocks	$553,091,126	$1,579,000,227	$-	$2,132,091,353
Preferred Stocks	118,722,870	17,084,575	-	135,807,445
Participation Notes	-	37,543,307	-	37,543,307
Short-Term Investments	59,637,981	-	-	59,637,981
Total Investments	$731,451,977	$1,633,628,109	$-	$2,365,080,086
Frontier Emerging Markets
Common Stocks	$57,418,212	$253,674,372	$-	$311,092,584
Preferred Stocks	6,910,034	-	-	6,910,034
Participation Notes	-	33,061,314	-	33,061,314
Short-Term Investments	2,228,775	-	-	2,228,775
Total Investments	$66,557,021	$286,735,686	$-	$353,292,707

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	International	International Small
	Equity Research	Companies
	Common Stocks	Participation Notes
Balance as of 10/31/2015	$-	$-
Purchases	-	-
Sales	-	-
Realized Gain/(Loss)	-	-
Unrealized Appreciation/(Depreciation)	1,758	223,337
Transfer into Level 3	-	-
Transfer out of Level 3	-	-
Balance as of 04/30/2016	$1,758	$223,337
Appreciation/(Depreciation) From Investments Still Held at 04/30/2016	$1,758	$223,337

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

2. Summary of Significant Accounting Policies (continued)

The following is information on the valuation techniques and inputs used by the Funds’ Fair Value Committee to value Level 3 securities as of April 30, 2016:

Portfolio	Fair Value	Valuation Technique	Unobservable Inputs
International Equity Research Common Stock India	$ 1,758

The change in value of the Parent Company (Max Financial Services Ltd.) between the Close on the day before the demerger (January 25, 2016) and the Open the following day, adjusted for the movement in the NIFTY Index.

Difference between close and open.
International Small Companies Participation Notes India	$ 223,337

The change in value of the Parent Company (Max Financial Services Ltd.) between the Close on the day before the demerger (January 25, 2016) and the Open the following day, adjusted for the movement in the NIFTY Index.

Difference between close and open.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the Net realized gain (loss) from investments and Change in unrealized appreciation (depreciation) from investments on the Statements of Operations.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Redemption Fees

Redemptions made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the period or year ended April 30, 2016 and October 31, 2015, the Portfolios received the following redemption fees related to transactions in shares of common stock. These amounts are included as a component of “Cost of shares redeemed” in the Portfolios’ Statements of Changes in Net Assets.

	Institutional Class		Class I		Class II
	Period ended	Year Ended	Period ended	Year Ended	Period ended	Year ended

	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,

Portfolio	2016 (unaudited)	2015	2016 (unaudited)	2015	2016 (unaudited)	2015
Global Equity	$-	$3,177	$-	$-	$-	$-

International Equity	105,639	546,500	-	-	-	-

International Equity Research	-	-	-	-	-	-

International Small Companies	-	893	-	-	-	-

Institutional Emerging Markets	-	-	24,293	283,979	-	-

Emerging Markets	-	-	-	-	-	-

Frontier Emerging Markets	79,004	93,406	-	-	-	-

	Investor Class		Advisor Class
	Period ended	Year Ended	Period ended	Year Ended

	April 30,	October 31,	April 30,	October 31,

Portfolio	2016 (unaudited)	2015	2016 (unaudited)	2015
Global Equity	$-	$-	$-	$5,378

International Equity	1,638	41,860	-	-

International Equity Research	-	-	-	-

International Small Companies	462	1,806	-	-

Institutional Emerging Markets	-	-	-	-

Emerging Markets	-	-	17,209	381,385

Frontier Emerging Markets	1,486	43,616	-	-

3. Significant Agreements and Transactions with Affiliates

The Board has approved investment advisory agreements with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2016. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

3. Significant Agreements and Transactions with Affiliates (continued)

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Contractual Expense Limit*
Global Equity – Institutional Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.95%
Global Equity – Advisor Class	0.80%	0.78%	0.76%	0.74%	0.74%	1.25%
International Equity – Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	1.00%
International Equity – Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	1.25%
International Equity Research – Institutional Class	0.75%	0.75%	0.75%	0.75%	0.75%	0.90%
International Equity Research – Investor Class	0.75%	0.75%	0.75%	0.75%	0.75%	1.15%
International Small Companies – Institutional Class	1.25%	1.23%	1.23%	1.23%	1.23%	1.25%
International Small Companies – Investor Class	1.25%	1.23%	1.23%	1.23%	1.23%	1.50%
Institutional Emerging Markets – Class I	1.15%	1.13%	1.11%	1.09%	1.09%	1.30%
Institutional Emerging Markets – Class II	1.15%	1.13%	1.11%	1.09%	1.09%	1.15%**
Emerging Markets – Advisor Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.75%
Frontier Emerging Markets – Institutional Class	1.50%	1.48%	1.48%	1.48%	1.48%	2.00%
Frontier Emerging Markets – Investor Class	1.50%	1.48%	1.48%	1.48%	1.48%	2.25%

* Effective through February 28, 2017.

**The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Class II shares for their other operating expenses to the extent that the aggregate operating expenses of Class II exceed the applicable contractual management fee, currently 1.15% on the first $1 billion of average daily net assets, 1.13% on the next $1 billion, 1.11% on the next $1 billion and 1.09% for average daily net assets over $3 billion, through February 28, 2017.

On June 10, 2016, the Board approved proposed amendments to the investment advisory agreement and to the fee waiver and expense reimbursement agreement which will become effective on November 1, 2016. Such amendments consisted of: the addition of a fifth breakpoint to the advisory fee schedule of the International Equity Portfolio, to provide a further 2 basis point reduction (to 0.65%) for assets over $5 billion; a 10 basis point reduction in the advisory fee rate and the contractual expense limits for the International Small Companies Portfolio, whereby the advisory fee will move from 1.25% to 1.15% (at all asset levels), the contractual expense limit for the Institutional Class will move from 1.25% to 1.15%, and the contractual expense limit for the Investor Class will move from 1.50% to 1.40%; and a 25 basis point reduction in the contractual expense limits for the Frontier Emerging Markets Portfolio, whereby the contractual expense limit for the Institutional Class will move from 2.00% to 1.75%, and the contractual expense limit for the Investor Class will move from 2.25% to 2.00%.

For the period ended April 30, 2016, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
International Equity Research – Institutional Class	$74,336
International Equity Research – Investor Class	32,694
International Small Companies – Institutional Class	81,520
International Small Companies – Investor Class	103,125
Institutional Emerging Markets – Class II	142,678
Frontier Emerging Markets – Investor Class	12,668

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

3. Significant Agreements and Transactions with Affiliates (continued)

Through December 31, 2015, Alaric Compliance Services, LLC (“ACS”) provided an individual to serve as chief compliance and anti-money laundering compliance officer of the Fund. Effective January 1, 2016, ACS provides compliance support to the Fund’s Chief Compliance Officer. Fees paid to ACS are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Equity Research, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Shareholder Services”). Each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2016. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the period ended April 30, 2016, the following Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act:

Portfolio	Purchases	Sales*

Emerging Markets	$-	$22,386,513

Institutional Emerging Markets	22,386,513	-

*For the period ended April 30, 2016, the realized gain loss associated with these transactions is $9,718,014.

4. Class Specific Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to printing and mailing shareholder reports to shareholders of a particular class). Class level expenses for Portfolios with multiple active classes are shown in the table below.

The class level expenses for the period ended April 30, 2016, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity – Institutional Class	$-	$22,557	$15,056	$12,359	$148,627

Global Equity – Advisor Class	-	13,464	3,458	12,184	71,904

International Equity – Institutional Class	-	87,850	136,861	63,898	1,493,415

International Equity – Investor Class	460,854	21,419	28,266	44,231	198,339

International Equity Research – Institutional Class	-	16,955	945	8,861	2,753

International Equity Research – Investor Class	526	16,955	962	8,861	1,270

International Small Companies – Institutional Class	-	14,965	1,827	10,736	17,315

International Small Companies – Investor Class	59,494	14,458	3,587	11,069	34,746

Institutional Emerging Markets – Class I	-	60,312	60,751	19,634	562,009

Institutional Emerging Markets – Class II	-	18,552	4,252	13,921	-

Frontier Emerging Markets – Institutional Class	-	27,553	20,673	19,043	118,197

Frontier Emerging Markets – Investor Class	44,435	16,944	4,167	13,354	27,265

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2016, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$87,265,908	$122,729,814
International Equity	1,373,461,590	632,851,045
International Equity Research	6,941,595	937,281
International Small Companies	17,508,106	24,864,917
Institutional Emerging Markets	620,499,248	233,908,869
Emerging Markets	338,768,614	392,088,192
Frontier Emerging Markets	57,139,109	187,176,347

6. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2016, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$187,456,979	$(25,645,392)	$161,811,587	$664,850,320
International Equity	936,441,889	(195,650,745)	740,791,144	4,960,647,862
International Equity Research	433,629	(183,514)	250,115	6,263,341
International Small Companies	15,535,673	(6,745,557)	8,790,116	85,532,783
Institutional Emerging Markets	186,297,943	(238,535,634)	(52,237,691)	2,612,618,134
Emerging Markets	387,539,111	(205,930,389)	181,608,722	2,183,471,364
Frontier Emerging Markets	51,123,717	(62,530,982)	(11,407,265)	364,699,972

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2016 and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2013; October 31, 2014; October 31, 2015) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

6. Income Tax (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 were as follows:

	Distributions From

Portfolio	Ordinary Income 2015	Long - Term Capital Gains 2015	Ordinary Income 2014	Long - Term Capital Gains 2014
Global Equity	$2,635,352	$30,011,126	$2,737,949	$2,665,824

International Equity	41,229,364	-	29,749,093	-

International Small Companies	532,201	1,337,745	1,780,824	3,317,431

Institutional Emerging Markets	13,408,375	-	8,999,751	-

Emerging Markets	19,237,520	96,450,985	16,977,080	54,210,866

Frontier Emerging Markets	2,935,247	6,091,324	805,788	-

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2015, capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward

International Equity	$58,718,819	$-

Institutional Emerging Markets	-	9,305,792

Frontier Emerging Markets	2,937,656	-

At October 31, 2015, the pre-enactment capital loss carryforwards and their respective years of expiration were as follows:

	October 31,	October 31,
Portfolio	2017	2019

Institutional Emerging Markets	$28,667,656	$3,834,973

7. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “net realized gain (loss) on foreign currency transactions” and “change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts on April 30, 2016.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

8. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

9. Concentration of Ownership

At April 30, 2016, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of	%
	Shareholders	Ownership
Global Equity	3	48.66	%*
International Equity	3	62.08	%*
International Equity Research	2	80.79%
International Small Companies	3	72.04	%*
Institutional Emerging Markets	2	55.29	%*
Emerging Markets	3	76.80	%*
Frontier Emerging Markets	3	52.18	%*

*Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

10. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. At April 30, 2016, the Portfolio’s investment in the Banking industry amounted to 29.03% of its total assets.

11. Line of Credit

The Fund has a $150 million line of credit agreement ($100 million prior to April 1, 2016) with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% (0.10% prior to April 1, 2016) on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2016, Frontier Emerging Markets had an outstanding balance on two days with a maximum balance of $200,000 at an average weighted interest rate of 1.75%.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement

(unaudited)

Approval of Investment Advisory Agreement

At an in-person meeting of the board of directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) held on September 11, 2015 (the “September Meeting”), the Board, including a majority of those directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the investment advisory agreement (the “New Portfolio Advisory Agreement”) between the Fund on behalf of the International Equity Research Portfolio (the “New Portfolio”), and Harding Loevner LP (the “Harding Loevner”) for an initial two-year period. In considering the approval of the New Portfolio Advisory Agreement, the Directors noted that the terms and conditions of the New Portfolio Advisory Agreement are substantially identical to the terms and conditions of the Investment Advisory Agreement, dated as of August 26, 2009, as amended (the “Current Advisory Agreement”), between the Fund, on behalf of the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio and the Frontier Emerging Markets Portfolio (collectively, the “Current Portfolios”), and Harding Loevner.

Prior to and during the September Meeting, the Board received and assessed information regarding: (i) the qualifications of the portfolio managers primarily responsible for the day-to-day management of the Portfolio; and (ii) the investment strategy and portfolio construction approach to be implemented by Harding Loevner for the New Portfolio; (iii) Harding Loevner’s representations regarding the management fees of peer funds with similar characteristics; (iv) Harding Loevner’s plans to position the New Portfolio in the marketplace relative to the Current Portfolios and peer mutual funds; and (v) the estimated costs associated with managing the New Portfolio and proposed fees payable to Harding Loevner under the New Portfolio Advisory Agreement relative to the costs and fees payable under the Current Advisory Agreement.

In addition, the Board considered, among other things, the following factors:

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services to be provided to the New Portfolio by Harding Loevner. The Board also considered the nature, extent and quality of certain nonadvisory services to be provided to the New Portfolio by Harding Loevner, including trading and the resources to be devoted to compliance policies and procedures, and administrative, distribution, shareholder servicing. The Board considered the qualifications, backgrounds and responsibilities of Harding Loevner’s management team and information regarding the members of the portfolio management team for the New Portfolio. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the New Portfolio under the New Portfolio Advisory Agreement.

Performance of Harding Loevner

Because the New Portfolio has not commenced operations, the Board considered, among other things, the Current Portfolios strong historical performance for multiple time periods compared against each Portfolio’s Morningstar Category and benchmark index. The Board noted that the New Portfolio shares certain characteristics with the International Equity Portfolio and considered that the International Equity strategy outperformed its benchmark during the one, three-, five- and ten-year periods ended August 31, 2015 and since inception. Based on these considerations, the Board concluded that Harding Loevner had demonstrated the ability of its investment process to generate reasonable levels of positive absolute and relative performance.

Costs of the Services and Profitability of Harding Loevner

The Board considered information regarding Harding Loevner’s costs to provide investment management services to the New Portfolio and the estimated profitability to Harding Loevner from managing the New Portfolio. In evaluating Harding Loevner’s profitability, the Board recognized the significant resources that Harding Loevner is committing to the organization and management of the New Portfolio and the risks Harding Loevner is taking in sponsoring the New Portfolio. Based upon these considerations, the Board concluded that the profits Harding Loevner anticipates from managing the New Portfolio will not be excessive in light of the nature, extent and quality of the services provided to the New Portfolio.

Comparison of Fees and Services Provided by the Adviser

The Board considered the contractual advisory fees that are payable by the New Portfolio to Harding Loevner and the estimated actual investment advisory fees to be realized by Harding Loevner taking into account the fee waiver and/or expense reimbursement arrangement for the New Portfolio. The Board also considered the fact that Harding Loevner’s waiver/expense reimbursement arrangement with the New Portfolio is not subject to recapture and that the proposed fee reductions are contractual in nature. The Board considered the fees payable to Harding Loevner by the New Portfolio compared to fees payable to Harding Loevner by the Current Portfolios and peer funds to the New Portfolio. Based on these considerations, the Board concluded that the management fee to be paid by the New Portfolio was not so disproportionately large that it could not have been the result of an arm’s-length negotiation.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

Economies of Scale

The Board considered whether there is potential for realization of economies of scale for the New Portfolio and whether material economies of scale would be shared with shareholders. The Board noted that the New Portfolio was not expected to raise a significant level of assets in the upcoming year and therefore was unlikely to realize economies of scale.

The Board also considered that they had performed a full review of the services provided to the Current Portfolios by Harding Loevner under the Current Advisory Agreement during a regular Board meeting held on June 12, 2015 (the “June Meeting”) and had elected to renew the Current Advisory Agreement at that time. The Board determined that the information they had considered in connection with the renewal of the Current Advisory Agreement at the June Meeting, was applicable to their decision to approve the New Portfolio Advisory Agreement.

Following discussion, both in general session and in executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions approving the New Portfolio Advisory Agreement. The Board, including a majority of the Independent Directors, concluded with respect to the New Portfolio that Harding Loevner’s investment advisory fees were sufficiently supported by their review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the New Portfolio Advisory Agreement following the Board’s determination that the fees to be paid by the New Portfolio to Harding Loevner under the New Portfolio Advisory Agreement were reasonable in light of the nature, extent and quality of the services to be provided by Harding Loevner to the New Portfolio. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio of investments with the SEC on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Q will be available on the SEC’s website at www.sec.gov_ and may also be reviewed and copied at the SEC’s Public Reference Room whose telephone number is (800) SEC-0330. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUNDS

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn N. Ainslie

Director

Jennifer M. Borggaard

Director

William E. Chapman, II

Director

R. Kelly Doherty

Director

Charles Freeman, III

Director

Samuel R. Karetsky

Director

Eric Rakowski

Director

Richard Reiter

President

Charles S. Todd

Chief Financial Officer and Treasurer

Brian Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Owen T. Meacham

Secretary

Aaron Bellish

Assistant Treasurer

Derek Jewusiak

Assistant Treasurer

Lori M. Renzulli

Assistant Secretary

Marcia Y. Lucas

Assistant Secretary

This page is intentionally blank.

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12], are included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d – 15(b) under the Securities and Exchange Act of 1934 as of the date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Exhibit 99.CERT: Section 302 Certifications.

(b)	Exhibit 99.906 CERT: Section 906 Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 1, 2016

By	/s/ Charles S. Todd
Charles S. Todd
(Principal Financial Officer)

Date: July 1, 2016